TMK/UNITED FUNDS, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000
                                 (800) 366-5465

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                                  May 1, 1998

                                   PROSPECTUS

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     TMK/United Funds, Inc. (the "Fund") is a diversified, open-end management investment company commonly known as a mutual fund, with eleven separate Portfolios each with separate goals and investment policies. The goals and investment policies of the Portfolios, which may be changed by the Directors of the Fund without a vote of the shareholders, are generally as follows:

                             Money Market Portfolio

     Maximum current income consistent with stability of principal by investing in money market securities.

                                 Bond Portfolio

     Current income with an emphasis on preservation of capital by investing primarily in debt securities of varying yields, quality and maturities.

                             High Income Portfolio

     Primary goal of high current income with a secondary goal of capital growth by investing primarily in high-yield, high-risk, fixed-income securities but with the ability to invest not more than 20% of assets in common stocks.

                                Growth Portfolio

     Primary goal of capital growth with a secondary goal of current income by investing in common stocks or securities convertible into common stocks.

                                Income Portfolio

     Primary goal of maintenance of current income, subject to market conditions, with a secondary goal of capital growth by investing primarily in common stocks, or securities convertible into common stocks, that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.

                            International Portfolio

     Primary goal of long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.

                              Small Cap Portfolio

     Capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies that are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is anticipated to be above average.

                               Balanced Portfolio

     Primary goal of current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.

                          Limited-Term Bond Portfolio

     High level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities"). The Portfolio will maintain a dollar-weighted average maturity of its portfolio of two to five years.

                            Asset Strategy Portfolio

     High total return over the long term through investments in stocks, bonds and short-term instruments.

                          Science and Technology Portfolio

     Long-term capital growth through investments primarily in science and technology securities.

     This Prospectus contains concise information about the Fund of which you should be aware before applying for certain variable life insurance policies and variable annuity policies offered by Participating Insurance Companies. Additional information about the Fund has been filed with the Securities and Exchange Commission and is contained in the Statement of Additional Information (the "SAI") dated May 1, 1998. You may obtain a copy of the SAI free of charge by request to the Fund or its Distributor, Waddell & Reed, Inc., at the address or telephone number shown above or from United Investors Life Insurance Company, Variable Products Division, P.O. Box 156, Birmingham, Alabama 35201-0156. The SAI is incorporated by reference into this Prospectus, and you will not be aware of all facts unless you read both this Prospectus and the SAI.

     An investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THE HIGH INCOME PORTFOLIO MAY INVEST UP TO ALL OF ITS ASSETS IN BONDS ISSUED BY DOMESTIC OR FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, COMMONLY KNOWN AS "JUNK BONDS," WHICH ENTAIL GREATER RISKS, INCLUDING DEFAULT RISKS, THAN THOSE FOUND IN HIGHER RATED SECURITIES. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING. SEE "GOALS AND INVESTMENT POLICIES OF THE PORTFOLIOS" INCLUDED IN THIS PROSPECTUS FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH NON-INVESTMENT GRADE DEBT SECURITIES. SEE APPENDIX A FOR A DISCUSSION OF BOND RATINGS.

                  Retain This Prospectus For Future Reference.

SHARES OF THE FUND ARE AVAILABLE AND ARE BEING MARKETED EXCLUSIVELY AS A FUNDING OR INVESTMENT VEHICLE FOR LIFE INSURANCE COMPANIES WRITING VARIOUS TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY POLICIES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by the more detailed information appearing in the body of the Prospectus. Cross-references in this summary are to headings in the body of the Prospectus.

The Portfolios:     This Prospectus describes eleven separate portfolios (each a
                    "Portfolio" and, collectively, the "Portfolios") of an open-end, management investment company with different goals and investment policies. Each of the Portfolios is a diversified portfolio. Shares of the Fund are being marketed exclusively as a funding or investment vehicle for life insurance companies writing various types of variable life insurance policies and variable annuity policies.

Investment Goals and Policies:

     Money Market Portfolio: Maximum current income consistent with stability of principal by investing in money market securities.

     Bond Portfolio: Current income with an emphasis on preservation of capital by investing primarily in debt securities of varying yields, quality and maturities.

     High Income Portfolio: Primary goal of high current income with a secondary goal of capital growth by investing primarily in high-yield, high-risk, fixed-income securities but with the ability to invest not more than 20% of its assets in common stocks.

     Growth Portfolio: Primary goal of capital growth with a secondary goal of current income by investing in common stocks or securities convertible into common stocks.

     Income Portfolio: Primary goal of maintenance of current income, subject to market conditions, with a secondary goal of capital growth by investing primarily in common stocks, or securities convertible into common stocks, that have a record of paying regular dividends on common stock or have the potential for capital growth or that may be expected to resist market decline.

     International Portfolio: Primary goal of long-term appreciation of capital with a secondary goal of current income by investing primarily in securities issued by companies or governments of any nation.

     Small Cap Portfolio: Capital growth through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, relatively new or unseasoned companies, companies that are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is anticipated to be above average.

     Balanced Portfolio: Primary goal of current income with a secondary goal of long-term appreciation of capital by investing in a variety of securities, including debt securities, common stocks and preferred stocks.

     Limited-Term Bond Portfolio: High level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade, including U.S. Government Securities. The Portfolio will maintain a dollar-weighted average maturity of its portfolio of two to five years.

     Asset Strategy Portfolio: High total return over the long term by allocating its assets among stocks, bonds and short-term instruments.

     Science and Technology Portfolio: Long-term capital growth through investing primarily in science and technology securities.
     There can be no assurance that a Portfolio will be successful in meeting its investment goal. For a further description of the eleven Portfolios, their investment techniques and certain risks which may be associated with investments in repurchase agreements, the securities of foreign issuers, non-investment grade debt securities, options and futures contracts, and with other investment techniques, see "Securities and Investment Practices."

Investment Manager: Waddell & Reed Investment Management Company, a wholly owned subsidiary of Waddell & Reed, Inc., acts as investment manager for each Portfolio. See "Management."

Purchases:          The Fund is the funding or investment vehicle for variable life insurance policies and variable annuity policies offered by the separate accounts of certain life insurance companies. As of the date of this Prospectus, the only participating insurance company is United Investors Life
                    Insurance Company. Individual policyowners are not direct shareholders of the Fund. The participating insurance companies and their separate accounts are the actual shareholders. The separate accounts of the participating insurance companies place orders to purchase shares of each Portfolio. Shares of a Portfolio are sold at their net asset value and a sales charge is not incurred upon the purchase of shares of a Portfolio. See "Purchases and Redemptions" and "The Fund."

Redemptions:        The separate accounts of the participating insurance
                    companies place orders to redeem shares of each Portfolio.
                    Redemptions are made at net asset value. See "Purchases and Redemptions."

Dividends:          Dividends are ordinarily declared and paid annually, except those by Money Market Portfolio which are declared and paid daily.

                    Dividends and other distributions are paid in additional full and fractional shares of the paying Portfolio. See "Dividends and Distributions."

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                                GROWTH PORTFOLIO

                                                      For the fiscal year ended December 31,
                      --------------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........   $6.7967   $6.8260   $5.8986   $6.1962   $6.1505   $5.5973   $4.9479   $5.4025   $4.9837   $4.7846
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.0574    0.0990    0.0903    0.1211    0.0537    0.1013    0.1229    0.1661    0.1611    0.1539
  Net realized and
    unrealized gain
    (loss) on
    investments ....    1.4003    0.7478    2.1842    0.0268    0.8087    1.0653    1.6636   (0.4546)   1.2150    0.4944
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations .......    1.4577    0.8468    2.2745    0.1479    0.8624    1.1666    1.7865   (0.2885)   1.3761    0.6483
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.0570)  (0.0990)  (0.0903)  (0.1211)  (0.0537)  (0.1013)  (0.1229)  (0.1661)  (0.1611)  (0.1539)
  From capital gains   (0.6295)  (0.7771)  (1.2568)  (0.3244)  (0.7569)  (0.5121)  (1.0142)  (0.0000)  (0.7962)  (0.2953)
  In excess of capital
    gains ..........   (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0061)  (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0000)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions    (0.6865)  (0.8761)  (1.3471)  (0.4455)  (0.8167)  (0.6134)  (1.1371)  (0.1661)  (0.9573)  (0.4492)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of period ....   $7.5679   $6.7967   $6.8260   $5.8986   $6.1962   $6.1505   $5.5973   $4.9479   $5.4025   $4.9837
                       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return .......   21.45%    12.40%    38.57%     2.39%    14.02%    20.84%    36.10%    -5.34%    27.61%    13.55%
Net assets, end of
  period (000
  omitted) .........  $639,359  $513,163  $418,826  $276,737  $220,590  $122,363   $69,044   $37,440   $28,510   $14,521
Ratio of expenses
  to average net
  assets ...........    0.72%     0.73%     0.75%     0.77%     0.78%     0.80%     0.86%     0.86%     0.85%     0.96%
Ratio of net investment
  income to average
  net assets .......    0.75%     1.44%     1.35%     2.07%     1.01%     2.00%     2.43%     3.58%     3.40%     3.79%
Portfolio turnover
  rate .............  162.41%   243.00%   245.80%   277.36%   297.81%   225.87%   316.72%   331.15%   344.71%   278.57%
Average commission
  rate paid ........   $0.0592   $0.0572

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                                INCOME PORTFOLIO

                                         For the fiscal year ended December 31,
                      --------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991*
                          ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........  $10.1373  $ 8.6756   $6.7689   $6.9180   $5.9530   $5.3158   $5.0000
                       -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.0916    0.0856    0.0839    0.0702    0.0651    0.0803    0.0633
  Net realized and
    unrealized gain
    (loss) on
    investments ....    2.5598    1.6280    2.0525   (0.1490)   0.9650    0.6496    0.3158
                       -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations .......    2.6514    1.7136    2.1364   (0.0788)   1.0301    0.7299    0.3791
                       -------   -------   -------   -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.0915)  (0.0856)  (0.0839)  (0.0703)  (0.0651)  (0.0803)  (0.0633)
  From capital gains   (0.7357)  (0.1663)  (0.1457)  (0.0000)  (0.0000)  (0.0124)  (0.0000)
  In excess of
    capital gains ..   (0.0000)  (0.0000)  (0.0001)  (0.0000)  (0.0000)  (0.0000)  (0.0000)
                       -------   -------   -------   -------   -------   -------   -------
Total distributions    (0.8272)  (0.2519)  (0.2297)  (0.0703)  (0.0651)  (0.0927)  (0.0633)
                       -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of period ....   $11.9615  $10.1373   $8.6756   $6.7689   $6.9180   $5.9530   $5.3158
                      ========  ========   =======   =======   =======   =======   =======
Total return .......    26.16%    19.75%    31.56%    -1.14%    17.30%    13.78%    17.43%
Net assets, end of
  period (000
  omitted) .........   $636,904  $462,391  $331,194  $218,774  $155,092   $65,027   $15,640
Ratio of expenses
  to average net
  assets ...........     0.72%     0.73%     0.77%     0.77%     0.79%     0.85%     0.89%
Ratio of net investment
  income to average
  net assets .......     0.80%     0.97%     1.13%     1.16%     1.36%     1.78%     2.47%
Portfolio turnover
  rate .............    36.61%    22.95%    15.00%    23.32%    18.38%    15.74%     4.41%
Average commission
  rate paid ........    $0.0602   $0.0586

*Income Portfolio's inception date is May 16, 1991; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from July 16, 1991
 (initial offering) through December 31, 1991.  Ratios and portfolio turnover rate have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the period ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout the period)

                        SCIENCE AND TECHNOLOGY PORTFOLIO

                            For the
                       period ended
                        December 31,
                              1997*
                        -----------
Net asset value,
 beginning of
 period  ...                  $5.0000
                              ------
Income from investment
 operations:
 Net investment
   income ..                   0.0146
 Net realized and
   unrealized gain
   on investments              0.7971
                              ------
Total from investment
 operations                    0.8117
                              ------
Less distributions:
 From net investment
   income ..                  (0.0146)
 From capital gains           (0.0245)
                              ------
Total distributions           (0.0391)
                              ------
Net asset value,
 end of period                $5.7726
                              ======
Total return                  16.24%
Net assets, end of
 period (000
 omitted)  .                  $10,207
Ratio of expenses
 to average net
 assets ....                   0.94%
Ratio of net investment
 income to average
 net assets                    0.64%
Portfolio turnover
 rate  .....                  15.63%
Average commission
 rate paid .                  $0.0361

*Science and Technology Portfolio's inception date is March 13, 1997; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                            INTERNATIONAL PORTFOLIO

                         For the fiscal year ended   For the
                                December 31,          period
                       ---------------------------     ended
                          1997      1996      1995  12/31/94*
                          ----      ----      ----  --------
Net asset value,
  beginning of
  period ...........   $5.9990   $5.2790   $4.9926   $5.0000
                       -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.0485    0.0644    0.0846    0.0207
  Net realized and
    unrealized gain (loss)
    on investments .    0.9534    0.7329    0.2790   (0.0074)
                       -------   -------   -------   -------
Total from investment
  operations .......    1.0019    0.7973    0.3636    0.0133
                       -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.0463)  (0.0644)  (0.0772)  (0.0207)
  From capital gains   (0.5704)  (0.0129)  (0.0000)  (0.0000)
                       -------   -------   -------   -------
Total distributions    (0.6167)  (0.0773)  (0.0772)  (0.0207)
                       -------   -------   -------   -------
Net asset value,
  end of period ....   $6.3842   $5.9990   $5.2790   $4.9926
                       =======   =======   =======   =======
Total return .......   16.70%    15.11%     7.28%     0.26%
Net assets, end of
  period (000
  omitted) .........  $114,631   $79,849   $50,196   $26,020
Ratio of expenses
  to average net
  assets ...........    0.98%     1.00%     1.02%     1.26%
Ratio of net investment
  income to average
  net assets .......    0.79%     1.42%     1.99%     1.36%
Portfolio turnover
  rate .............  117.37%    75.01%    34.93%    23.23%
Average commission
  rate paid ........   $0.0093   $0.0217

*International Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and portfolio turnover rate have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                              SMALL CAP PORTFOLIO

                          For the fiscal year ended  For the
                                December 31,          period
                       ---------------------------     ended
                          1997      1996      1995  12/31/94*
                          ----      ----      ----  --------
Net asset value,
  beginning of
  period ...........   $8.0176   $7.6932   $5.9918   $5.0000
                       -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.0279    0.0170    0.0900    0.0376
  Net realized and
    unrealized gain
    on investments .    2.5004    0.6367    1.8470    1.0086
                       -------   -------   -------   -------
Total from investment
  operations .......    2.5283    0.6537    1.9370    1.0462
                       -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.0282)  (0.0170)  (0.0900)  (0.0376)
  From capital gains   (2.1861)  (0.3123)  (0.1456)  (0.0168)
                       -------   -------   -------   -------
Total distributions    (2.2143)  (0.3293)  (0.2356)  (0.0544)
                       -------   -------   -------   -------
Net asset value,
  end of period ....   $8.3316   $8.0176   $7.6932   $5.9918
                       =======   =======   =======   =======
Total return .......   31.53%     8.50%    32.32%    20.92%
Net assets, end of
  period (000
  omitted) .........  $148,238   $97,408   $55,591   $16,080
Ratio of expenses
  to average net
  assets ...........    0.90%     0.91%     0.96%     1.08%
Ratio of net investment
  income to average
  net assets .......    0.32%     0.25%     1.77%     2.35%
Portfolio turnover
  rate .............  211.46%   133.77%    43.27%    21.61%
Average commission
  rate paid ........   $0.0521   $0.0448

*Small Cap Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                               BALANCED PORTFOLIO

                         For the fiscal year ended   For the
                                December 31,          period
                      ----------------------------     ended
                          1997      1996      1995  12/31/94*
                          ----      ----      ----  --------
Net asset value,
  beginning of
  period ...........   $6.1967   $5.9000   $4.9359   $5.0000
                       -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.1805    0.1594    0.1333    0.0460
  Net realized and
    unrealized gain (loss)
    on investments .    0.9650    0.5003    1.0611   (0.0641)
                       -------   -------   -------   -------
Total from investment
  operations .......    1.1455    0.6597    1.1944   (0.0181)
                       -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.1805)  (0.1594)  (0.1333)  (0.0460)
  From capital gains   (0.3931)  (0.2036)  (0.0970)  (0.0000)
                       -------   -------   -------   -------
Total distributions    (0.5736)  (0.3630)  (0.2303)  (0.0460)
                       -------   -------   -------   -------
Net asset value,
  end of period ....   $6.7686   $6.1967   $5.9000   $4.9359
                       =======   =======   =======   =======
Total return .......   18.49%    11.19%    24.19%    -0.37%
Net assets, end of
  period (000
  omitted) .........   $67,759   $42,427   $23,603    $8,671
Ratio of expenses
  to average net
  assets ...........    0.67%     0.70%     0.72%     0.95%
Ratio of net investment
  income to average
  net assets .......    3.06%     3.18%     3.22%     3.14%
Portfolio turnover
  rate .............   55.66%    44.23%    62.87%    19.74%
Average commission
  rate paid ........   $0.0546   $0.0579

*Balanced Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and portfolio turnover rate have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                            ASSET STRATEGY PORTFOLIO

                     For the fiscal year    For the
                       ended December 31 period ended
                       ----------------- December 31,
                          1997      1996      1995*
                          ----      ---- ----------
Net asset value,
  beginning of
  period ...........   $5.1343   $5.0137   $5.0000
                       -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.1915    0.1814    0.0717
  Net realized and
    unrealized gain
    on investments      0.5277    0.1206    0.0193
                       -------   -------   -------
Total from investment
  operations .......    0.7192    0.3020    0.0910
                       -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.1919)  (0.1814)  (0.0713)
  From capital gains   (0.4647)  (0.0000)  (0.0060)
                       -------   -------   -------
Total distributions    (0.6566)  (0.1814)  (0.0773)
                       -------   -------   -------
Net asset value,
  end of period ....   $5.1969   $5.1343   $5.0137
                       =======   =======   =======
Total return .......   14.01%     6.05%     1.80%
Net assets, end of
  period (000
  omitted) .........    $9,810    $8,474    $4,344
Ratio of expenses
  to average net
  assets ...........     0.93%     0.93%     0.91%
Ratio of net investment
  income to average
  net assets .......     3.55%     3.92%     4.42%
Portfolio turnover
  rate .............   222.50%    49.92%   149.17%
Average commission
  rate paid ........    $0.0400   $0.0375

*Asset Strategy Portfolio's inception date is February 14, 1995; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                             MONEY MARKET PORTFOLIO

                                                    For the fiscal year ended December 31,
                       -------------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment
  income ...........    0.0503    0.0486    0.0542    0.0368    0.0260    0.0324    0.0536    0.0753    0.0852    0.0677
Less dividends
  declared .........   (0.0503)  (0.0486)  (0.0542)  (0.0368)  (0.0260)  (0.0324)  (0.0536)  (0.0753)  (0.0852)  (0.0677)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of period ....   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000   $1.0000
                       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return .......    5.13%     5.01%     5.56%     3.72%     2.63%     3.29%     5.49%     7.82%     8.91%     7.37%
Net assets, end of
  period (000
  omitted) .........   $43,300   $37,258   $36,872   $30,812   $26,000   $23,995   $19,797   $16,870   $11,753    $8,711
Ratio of expenses
  to average net
  assets ...........    0.58%     0.61%     0.62%     0.65%     0.65%     0.65%     0.76%     0.79%     0.78%     0.94%
Ratio of net investment
  income to average
  net assets .......    5.04%     4.87%     5.42%     3.72%     2.61%     3.17%     5.33%     7.52%     8.49%     6.84%

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                          LIMITED-TERM BOND PORTFOLIO

                         For the fiscal year ended   For the
                                December 31,          period
                       ---------------------------     ended
                          1997      1996      1995  12/31/94*
                          ----      ----      ----  --------
Net asset value,
  beginning of
  period ...........   $5.1639   $5.2521   $4.8611   $5.0000
                       -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.3086    0.2842    0.2841    0.1507
  Net realized and
    unrealized gain (loss)
    on investments .    0.0451   (0.0870)   0.4122   (0.1375)
                       -------   -------   -------   -------
Total from investment
  operations .......    0.3537    0.1972    0.6963    0.0132
                       -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.3086)  (0.2842)  (0.2841)  (0.1507)
  From capital gains   (0.0208)  (0.0012)  (0.0212)  (0.0014)
                       -------   -------   -------   -------
Total distributions    (0.3294)  (0.2854)  (0.3053)  (0.1521)
                       -------   -------   -------   -------
Net asset value,
  end of period ....   $5.1882   $5.1639   $5.2521   $4.8611
                       =======   =======   =======   =======
Total return .......    6.85%     3.79%    14.29%     0.26%
Net assets, end of
  period (000
  omitted) .........    $4,252    $3,715    $2,853    $1,645
Ratio of expenses
  to average net
  assets ...........    0.73%     0.76%     0.71%     0.93%
Ratio of net investment
  income to average
  net assets .......    5.93%     5.92%     6.22%     5.89%
Portfolio turnover
  rate .............   35.62%    15.81%    18.16%    93.83%

*Limited-Term Bond Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and portfolio turnover rate have been annualized.

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                                 BOND PORTFOLIO

                                                For the fiscal year ended December 31,
                       -------------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........   $5.2004   $5.3592   $4.7393   $5.4045   $5.2626   $5.2661   $4.9534   $5.0249   $4.8852   $4.9246
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.3400    0.3407    0.3556    0.3507    0.3334    0.3643    0.3867    0.4025    0.4155    0.4088
  Net realized and
    unrealized gain
    (loss) on
    investments ....    0.1682   (0.1588)   0.6202   (0.6652)   0.3046    0.0216    0.3771   (0.0715)   0.1397   (0.0394)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations .......    0.5082    0.1819    0.9758   (0.3145)   0.6380    0.3859    0.7638    0.3310    0.5552    0.3694
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.3400)  (0.3407)  (0.3559)  (0.3507)  (0.3334)  (0.3643)  (0.3867)  (0.4025)  (0.4155)  (0.4088)
  From capital gains   (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.1627)  (0.0251)  (0.0644)  (0.0000)  (0.0000)  (0.0000)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions    (0.3400)  (0.3407)  (0.3559)  (0.3507)  (0.4961)  (0.3894)  (0.4511)  (0.4025)  (0.4155)  (0.4088)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of period ....   $5.3686   $5.2004   $5.3592   $4.7393   $5.4045   $5.2626   $5.2661   $4.9534   $5.0249   $4.8852
                       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return .......    9.77%     3.43%    20.56%    -5.90%    12.37%     7.67%    16.19%     7.03%    11.82%     7.74%
Net assets, end of
  period (000
  omitted) .........   $99,489   $92,367   $88,570   $74,017   $81,727   $49,428   $29,112   $16,464   $11,530    $6,465
Ratio of expenses
  to average net
  assets ...........    0.58%     0.59%     0.60%     0.62%     0.62%     0.64%     0.72%     0.78%     0.81%     0.96%

Ratio of net investment
  income to average
  net assets .......    6.35%     6.39%     6.73%     6.73%     6.01%     6.91%     7.65%     8.05%     8.34%     8.17%
Portfolio turnover
  rate .............   36.81%    64.02%    71.17%   135.82%    68.75%    44.32%    52.50%    51.50%    42.83%    29.18%

                             TMK/United Funds, Inc.
                              Financial Highlights

     The following information has been audited in conjunction with the audits of the Financial Statements of the Fund. Financial Statements for the year ended December 31, 1997 and the independent auditors' report of Deloitte & Touche LLP thereon are included in the SAI and should be read in conjunction with the Financial Highlights.

                (For a share outstanding throughout each period)

                             HIGH INCOME PORTFOLIO

                                                For the fiscal year ended December 31,
                      --------------------------------------------------------------------------------------------------
                          1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                          ----      ----      ----      ----      ----      ----      ----      ----      ----      ----
Net asset value,
  beginning of
  period ...........   $4.5750   $4.4448   $4.1118   $4.6373   $4.2886   $4.0770   $3.4067   $4.1288   $4.8837   $4.7333
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
  operations:
  Net investment
    income .........    0.4098    0.4216    0.4165    0.4106    0.3899    0.4050    0.4368    0.4346    0.5810    0.5263
  Net realized and
    unrealized gain
    (loss) on
    investments ....    0.2324    0.1302    0.3330   (0.5255)   0.3487    0.2116    0.6703   (0.7221)  (0.7549)   0.1595
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
  operations .......    0.6422    0.5518    0.7495   (0.1149)   0.7386    0.6166    1.1071   (0.2875)  (0.1739)   0.6858
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
  From net investment
    income .........   (0.4098)  (0.4216)  (0.4165)  (0.4106)  (0.3899)  (0.4050)  (0.4368)  (0.4346)  (0.5810)  (0.5263)
  From capital gains   (0.0672)  (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0000)  (0.0091)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions    (0.4770)  (0.4216)  (0.4165)  (0.4106)  (0.3899)  (0.4050)  (0.4368)  (0.4346)  (0.5810)  (0.5354)
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value,
  end of period ....   $4.7402   $4.5750   $4.4448   $4.1118   $4.6373   $4.2886   $4.0770   $3.4067   $4.1288   $4.8837
                       =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return .......   14.04%    12.46%    18.19%    -2.55%    17.90%    15.70%    34.19%    -7.44%    -4.19%    15.14%
Net assets, end of
  period (000
  omitted) .........  $119,524   $97,406   $86,686   $72,644   $71,265   $41,456   $24,394   $13,868   $15,717   $12,779
Ratio of expenses
  to average net
  assets ...........    0.70%     0.71%     0.72%     0.74%     0.75%     0.77%     0.87%     0.90%     0.82%     0.91%
Ratio of net investment
  income to average
  net assets .......    8.79%     9.10%     9.25%     9.03%     8.66%     9.48%    11.32%    11.55%    12.54%    10.85%
Portfolio turnover
  rate .............   65.28%    58.91%    41.78%    37.86%    54.22%    60.79%    34.00%    12.21%    74.97%    46.75%


                                    THE FUND

     The Fund is a series fund consisting of eleven Portfolios: Money Market Portfolio, Bond Portfolio, High Income Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio. The Fund is the funding or investment vehicle for variable life insurance policies and variable annuity policies (hereinafter collectively referred to as the "Policies") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). As of the date of this Prospectus, the only Participating Insurance Company is United Investors Life Insurance Company. The Policies are described in the accompanying prospectus issued by the Participating Insurance Company. The Fund assumes no responsibility for such prospectus.

     The Fund does not perceive any risks to the Policyowners resulting from the use of the same funding vehicle for both annuity and life insurance policies nor any disadvantages to Policyowners arising from the fact that the interests of annuity and life insurance Policyowners may differ. Nevertheless, the Board of Directors will monitor events in order to identify any material, irreconcilable conflict in the interests of such Policyowners which may arise.

     The individual Policyowners are not direct shareholders of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the actual shareholders. To the extent required by law, Policyowners are entitled to give voting instructions with respect to Fund shares held in the separate accounts of the Participating Insurance Companies.

Performance Information

     From time to time advertisements or information furnished may include performance data. Performance may be shown by presenting one or more performance measurements, including yield, total return and performance rankings. Performance data will be accompanied by or used in calculating performance data for the respective separate accounts that invest in the Portfolio. Information regarding the performance of the Portfolios is contained in the Fund's annual report to shareholders which may be obtained without charge by request to the Fund at the address or telephone number listed on the front cover of this Prospectus.

Bond Portfolio, High Income Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio, Science and Technology Portfolio

     A Portfolio's total return is its overall change in value for the period shown including the effect of reinvesting dividends and capital gains distributions and any change in the net asset value per share. A cumulative total return reflects the Portfolio's change in value over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the cumulative total return for a stated period if the Portfolio's performance had been constant during each year of that period. Average annual total returns are not actual year-by-year results and investors should realize that total returns will fluctuate. No sales charge is required to be paid by the Participating Insurance Companies for purchase of Portfolio shares. The Fund may also provide non-standardized performance information.

Money Market Portfolio

     The "current yield" of Money Market Portfolio refers to the income generated by an investment in the Portfolio over a stated seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of the assumed reinvestment.

General

     From time to time, advertisements and information furnished to present or prospective Policyholders may include performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. A Portfolio's performance may also be compared to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index. Performance information may be quoted numerically or presented in a table, graph or other illustration.

     All performance information included in advertisements or information provided to present or prospective Policyholders is historical in nature and is not intended to represent or guarantee future results. Yield information cannot necessarily be used to compare Portfolio shares with investment alternatives which provide fixed yields, such as bank accounts (which accounts may be insured), or with yields of similar investment companies which may be computed in a different manner. An investment in Portfolio shares is not insured. The value of any Portfolio's shares when redeemed may be more or less than their original cost. See the SAI for total return and yield data and methods of computation.

                GOALS AND INVESTMENT POLICIES OF THE PORTFOLIOS

     Each of the eleven Portfolios has a different goal that it pursues through separate investment policies that are described below. The different goal(s) of the Portfolios and the different investment policies utilized by each Portfolio in attempting to achieve its goal(s) can be expected to affect the degree of market and financial risk to which each Portfolio is subject as well as the return of each Portfolio. There can be no assurance that a Portfolio will achieve its goal(s); some market risks are inherent in all securities to varying degrees.

     The goals, investment policies and restrictions of each Portfolio are not fundamental and thus may, unless otherwise specifically stated, be changed by the Directors of the Fund without a vote of the shareholders. In addition to the investment policies for each Portfolio discussed below, each Portfolio may engage in certain other investment strategies described under "Securities and Investment Practices." Additional information concerning investment policies may be found in the SAI.

Money Market Portfolio

     The goal of Money Market Portfolio is maximum current income consistent with stability of principal. The Portfolio seeks to achieve this goal by investing in a portfolio of money market instruments. Subject to the diversification requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio may invest only in the following U.S. dollar-denominated money market obligations and instruments:
U.S. Government obligations (including obligations of U.S. Government agencies and instrumentalities); bank obligations and instruments secured by bank obligations, such as letters of credit; commercial paper; corporate debt obligations, including variable amount master demand notes; Canadian Government obligations; and certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or a corporation in whose commercial paper the Portfolio may invest. The Portfolio may, however, only invest in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation.

     Investments are limited to those that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) or are comparable unrated securities. See Appendix A to this Prospectus for a description of some of these ratings. Investments in the securities of any one issuer (except "Government securities", as defined in the 1940 Act) are limited to no more than 5% of the Portfolio's assets. Investments in securities rated in the second highest rating category by the requisite rating organization(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's assets, with investments in such securities of any one issuer (except "Government securities", as defined in the 1940 Act) being limited to the greater of one percent of the Portfolio's assets or $1,000,000. The Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days.

     Consistent with its investment policies, the Portfolio may invest in only those municipal obligations that either (i) are guaranteed as to principal and interest by a bank in whose obligations the Portfolio may invest or by a corporation in whose commercial paper the Portfolio may invest, or (ii) depend for their repayment solely upon a corporate issuer whose debt obligations are rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investor's Service, Inc. ("MIS").

     The Portfolio seeks to maintain a constant net asset value of $1.00 per share, although this may not always be possible. It uses the amortized cost method of securities valuation. The Portfolio's income fluctuates with changes in prevailing interest rates and there is no assurance that its goal will be achieved. See the SAI for a discussion of the valuation method.

Bond Portfolio

     The goal of Bond Portfolio is to provide current income with an emphasis on preservation of capital. It ordinarily invests at least 65% of its assets in debt securities of varying yields, quality and maturities.

     In selecting debt securities for this Portfolio, the Fund's investment manager, Waddell & Reed Investment Management Company (the "Manager"), considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Portfolio may not purchase any securities other than debt securities if, after such purchase, more than 10% of its total assets would be invested in non-debt securities. However, this 10% limit does not include any non-debt securities held as a result of conversion of a debt security or exercise of a warrant.

     The Portfolio may invest a significant, but varying, percentage of its assets in instruments issued or guaranteed as to principal or interest by the U.S. Government or an agency or instrumentality of the U.S. Government ("U.S. Government Securities"). See "Securities and Investment Practices" for a further discussion of the Portfolio's ability to invest in U.S. Government Securities. Under unusual market or economic conditions, for temporary defensive purposes, the Portfolio may invest up to all of its assets in cash or cash equivalents. Taking a defensive position might result in a lower yield.

     The Portfolio is actively managed and may have a turnover rate in excess of 200%, which will result in correspondingly higher commission expenses and transaction costs and may result in certain tax consequences. In determining what proportion of the Portfolio will be invested in what type and quality of securities, the Manager considers what investments will be most effective in achieving the Portfolio's goal. The proportions may vary depending upon the outlook for the economy and the securities markets, the quality of available investments, the level of interest rates, the ability to preserve capital and other factors.

High Income Portfolio

     The primary goal of High Income Portfolio is high current income; as a secondary goal it seeks capital growth when consistent with the primary goal. The Portfolio attempts to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities. These include corporate bonds and notes, convertible securities and preferred stocks that are rated in the lower rating categories of the established rating services (Baa or lower by MIS or BBB or lower by S&P), or are unrated securities that are, in the opinion of the Manager, of similar quality to rated bonds in these categories.

     Under normal market conditions at least 65% of the value of the Portfolio's total assets will be invested to seek a high level of current income, which securities may include high-yield, high-risk securities. A portion of the Portfolio's assets may be invested in common stocks; however, the Portfolio will not purchase any common stocks if, after such purchase, more than 20% of the value of its total assets would be invested in common stocks. This 20% limit includes common stocks acquired on conversion of convertible securities, on exercise of warrants or call options or in any other voluntary manner. The Portfolio will invest in common stocks in order to attempt to achieve either a combination of its primary and secondary goals, in which case the common stocks will be dividend-paying, or to achieve its secondary goal, in which case the common stocks may not pay dividends. The Portfolio does not anticipate investing more than 10% of its total assets in non-dividend-paying common stocks.

     Under unusual market or economic conditions, for temporary defensive purposes, the Portfolio may invest up to all of its assets in (i) higher-rated securities if the Manager believes that the risk of loss of income and principal may be reduced with a relatively small reduction in yield; or (ii) cash or cash equivalents. Taking a defensive position might result in a lower yield.

Growth Portfolio

     The goal of Growth Portfolio is capital growth with current income as a secondary goal. It seeks to achieve these goals by investing in common stocks or securities convertible into common stocks. The Portfolio is free to invest in a wide range of marketable securities offering the potential for growth. This enables it to pursue investment values in various sectors of the market.

     Under unusual market or economic conditions, for temporary defensive purposes, the Portfolio may invest up to all of its assets in cash or fixed-income securities or in common stocks chosen for their relative stability rather than for growth potential. Taking a defensive position might result in a lower yield.

Income Portfolio

     The primary goal of Income Portfolio is the maintenance of current income, subject to market conditions. As a secondary goal, the Portfolio seeks capital growth. It seeks to achieve these goals by investing primarily in common stocks, or securities convertible into common stocks, of companies that have a record of paying regular dividends on common stock or that have the potential for capital growth or that may be expected to resist market decline. When investment conditions are such that stocks with high yields are less attractive than other common stocks, lower-yielding common stocks may be held because of their prospects for appreciation. At other times, the Portfolio may seek to achieve this goal by holding cash or investing in debt securities and preferred stocks when the return on these securities is attractive relative to the return on common stocks.

International Portfolio

     The primary goal of International Portfolio is the long-term appreciation of capital. Current income is a secondary goal. The Portfolio seeks to achieve these goals by investing primarily in securities issued by companies or governments of any nation. The securities selected to attempt to achieve the Portfolio's primary goal are those issued by companies that the Manager believes have the potential for long-term growth. There are three main kinds of securities that the Portfolio may own: common stocks, preferred stocks and debt securities. Securities purchased because they may increase in value over the long term will usually be common stocks, securities that may be converted into common stocks or rights for the purchase of common stocks.

     Under unusual market or economic conditions, for temporary defensive purposes, up to all of the Portfolio's assets may be invested in either debt securities (including commercial paper or short-term U.S. Government Securities) or preferred stocks or both. Taking a defensive position may result in a lower yield.

     All or a substantial portion of the Portfolio's assets may be invested in foreign securities if, in the opinion of the Manager, doing so might assist in achieving the Portfolio's goal. See "Securities and Investment Practices" for a further discussion of the Portfolio's ability to invest in foreign securities.

Small Cap Portfolio

     The goal of Small Cap Portfolio is to seek the growth of capital. The Portfolio seeks to achieve this goal through a diversified holding of securities, primarily in the common stocks of, or securities convertible into the common stocks of, companies that are relatively new or unseasoned, in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. Under normal market conditions, at least 65% of the Portfolio's total assets will be invested in those companies that have market capitalization of up to $1,500,000,000 as of the time of purchase. Subject to such limitations, the Portfolio may occasionally invest in securities of larger companies that are being fundamentally changed and revitalized or have a position that is considered strong relative to the market as a whole or that otherwise offer unusual opportunities for above-average growth. There are three main kinds of securities that the Portfolio may own: common stocks, preferred stocks and debt securities.

     Under unusual market or economic conditions, for temporary defensive purposes, up to all of the assets of the Portfolio may be invested in either debt securities (including commercial paper or short-term U.S. Government Securities) or preferred stocks or both. Taking a defensive position may result in a lower yield.

     The Portfolio may borrow money on an unsecured basis in order to purchase securities. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Portfolio's assets fluctuate in value, but borrowing obligations are fixed, net asset value per share will tend to correspondingly increase or decrease more when the portfolio assets increase or decrease in value, a factor known as leveraging. The Portfolio may borrow money only from banks and only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.

     The Portfolio is designed for investors who are willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. The Portfolio ordinarily invests in securities whose market price often is subject to rapid and wide fluctuation. In selecting companies, the Manager may look for such characteristics as aggressive or creative management, technological or specialized expertise, new or unique products or services, entry into new or emerging industries and special situations arising out of governmental priorities and programs. Certain risks are associated with securities of companies that are relatively new or unseasoned, in their early stages of development or smaller companies positioned in new or emerging industries where the opportunity for growth is above average, including potential greater volatility in share price due to the less established nature of the companies.

Balanced Portfolio

     The primary goal of Balanced Portfolio is to provide current income to the extent that, in the opinion of the Manager, market and economic conditions permit. Secondarily, the Portfolio seeks long-term appreciation of capital.
The Portfolio usually will purchase securities because of the dividends and interest paid on them and may also purchase securities because they may increase in value. There are three main kinds of securities that the Portfolio may own: debt securities, common stocks and preferred stocks. The Portfolio will ordinarily have at least 25% of its total assets invested in fixed-income senior securities. Under unusual market or economic conditions, for temporary defensive purposes, the Portfolio may have up to all of its assets invested in common stock or other securities that are not fixed-income senior securities or both. Taking a defensive position may result in a lower yield.

Limited-Term Bond Portfolio

     The goal of Limited-Term Bond Portfolio is to provide a high level of current income consistent with preservation of capital by investing primarily in debt securities of investment grade (subject to the policy regarding non-investment grade securities described below), including U.S. Government Securities. "Limited-Term" means that the Portfolio will maintain a dollar-weighted average maturity of its portfolio of not less than two years and not more than five years. The maturity of collateralized mortgage obligations ("CMOs") and other asset-backed securities will be deemed to be the estimated average life of such securities, as determined in accordance with certain prescribed models or formulas, such as those provided by the Public Securities Association. The maturity of other debt securities will be deemed to be the earlier of the call date or the maturity date, whichever is appropriate.

     The debt securities, other than U.S. Government Securities, in which the Portfolio may invest include, without limitation, corporate bonds, medium-term notes, asset-backed securities (such as mortgage-backed securities) and other financial obligations that are commonly considered debt, all of which securities will be denominated in U.S. dollars. The Portfolio may invest in deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks of varying maturities) the principal of which is insured by the Federal Deposit Insurance Corporation. The Portfolio may invest a significant percentage of its net assets in CMOs. Subject to the Portfolio's other policies, the two main kinds of securities that the Portfolio may own are common stocks and debt securities. It may also own convertible securities, including convertible preferred stock in certain circumstances.

     At least 65% of the Portfolio's total assets during normal market conditions will be invested in debt securities. Under unusual market or economic conditions, for temporary defensive purposes, the Portfolio may, with respect to up to all of its assets: (i) shorten the average maturity of the Portfolio's portfolio; (ii) hold cash or cash equivalents; (iii) emphasize debt securities of a higher quality than those the Portfolio would ordinarily hold; or (iv) invest in convertible preferred stock. Taking a defensive position may result in a lower yield.
Asset Strategy Portfolio

     The goal of Asset Strategy Portfolio is high total return over the long term. The Portfolio seeks to achieve this goal by allocating its assets among stocks, bonds, and short-term instruments.

     Allocating assets among different types of investments allows the Portfolio to take advantage of opportunities wherever they may occur, but also subjects the Portfolio to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The value of bonds and short-term instruments generally fluctuates based on changes in interest rates and in the credit quality of the issuer.

     The Manager regularly reviews Asset Strategy Portfolio's allocation of assets and makes changes to favor investments that it believes provide the most favorable outlook for achieving the Portfolio's goal. Although the Manager uses its expertise and resources in choosing investments and allocating assets, the Manager's decisions may not always be advantageous to the Portfolio.

     The Portfolio allocates its assets among the following classes, or types, of investments. The stock class includes equity securities of all types. The bond class includes all varieties of fixed-income instruments with maturities of more than three years (including adjustable rate preferred stocks). The short-term class includes all types of short-term instruments with remaining maturities of three years or less. Within each of these classes, the Portfolio may invest in both domestic and foreign securities.

     The Portfolio's mix indicates the benchmark for its combination of investments in each class over time. The Manager may change the mix within the specified ranges from time to time. The range and approximate percentage of the mix for each asset class are shown below. Some types of investments, such as indexed securities, can fall into more than one asset class.

     Mix                 Range
     -------------       ------
     Stock class         0-100%
     70%
     Bond class          0-100%
     25%
     Short-term class    0-100%
     5%

     The Manager seeks to balance the investment risks undertaken by Asset Strategy Portfolio against the higher total returns that may be available by reducing exposure to the stock market during down cycles and allowing a higher allocation in the stock class during periods of strongly positive market performance. The Portfolio has the ability to take a more defensive posture by increasing its holdings in the bond or short-term class when the Manager believes that there exists a potential bear market, prolonged downturn in stock prices or significant loss in value. In pursuit of the Portfolio's goal, the Manager will not try to pinpoint the precise moment when a major reallocation should be made. Asset shifts among classes may be made gradually over time.

     The Portfolio does not currently intend to invest in money-market instruments rated below the highest rating category by S&P or MIS, or judged by the Manager to be of equivalent quality; provided, however, that the Portfolio may invest in money-market instruments rated below the highest rating category by S&P or MIS if such instrument is subject to a letter of credit or similar unconditional credit enhancement which is rated A-1 by S&P or Prime 1 by MIS.

     The Portfolio may borrow from banks. As a fundamental policy, the Portfolio may borrow only for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets.
     The Manager normally invests the Portfolio's assets according to its investment strategy; however, as a temporary defensive measure at times when the Manager believes that stocks, bonds and certain short-term instruments do not offer a good investment opportunity, it may temporarily invest up to all of the Portfolio's assets in (i) money market instruments rated A-1 by S&P or Prime 1 by MIS, or unrated securities judged by the Manager to be of equivalent quality, or (ii) precious metals.

     The Asset Strategy Portfolio diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.

Science and Technology Portfolio

     The goal of Science and Technology Portfolio is long-term capital growth. The Portfolio seeks to achieve this goal by concentrating its investments in science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the Manager's opinion, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs. Certain risks are associated with science and technology securities, including the impact of governmental regulation and rapid obsolescence of issuers' products or processes.

     Under normal economic and market conditions, Science and Technology Portfolio will not invest in any securities other than science securities or technology securities if, after such investment, more than 20% of its total assets would be invested in such other securities. The Portfolio may own common stock, preferred stock, debt securities and convertible securities. At times, as a temporary defensive measure, the Portfolio may invest up to all of its assets in U.S. Government Securities or other debt securities.

Risk Considerations

     There are risks inherent in any investment. Each Portfolio is subject to varying degrees of market risk, financial risk and, in some cases, prepayment risk. Market risk is the potential for fluctuations in the price of the security because of market factors. Because of market risk, you should anticipate that the share price of each Portfolio will fluctuate. Financial risk is based on the financial situation of the issuer. The financial risk of each Portfolio depends on the credit quality of the underlying securities. Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid prior to its expected maturity date.

     Because each Portfolio owns different types of investments, its performance will be affected by a variety of factors. The value of a Portfolio's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on the Manager's skill in selecting investments and, with respect to Asset Strategy Portfolio, performance will also depend on the Manager's skill in allocating assets among the classes, or types, of investments.

     The Portfolios may also invest in certain derivative instruments, including options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars, floors, indexed securities, stripped securities and mortgage-backed and other asset-backed securities. However, Money Market Portfolio may not purchase or sell options, futures contracts, forward contracts, swaps, caps, collars or floors. Money Market Portfolio may invest in indexed securities, stripped securities and mortgage-backed and other asset-backed securities, subject to the requirements of Rule 2a-7. The use of derivative instruments involves special risks. See "Risks of Derivative Instruments" for further information on the risks of investing in these instruments.

Securities and Investment Practices

     The following pages contain more detailed information about types of instruments in which the Portfolios may invest and strategies the Manager may employ in pursuit of the Portfolios' respective goals. A summary of risks associated with these instrument types and investment practices is included as well. Except as otherwise noted, the investment policies described below are applicable to each of the eleven Portfolios.

     The Manager might not buy all of these instruments or use all of these techniques to the full extent permitted by a Portfolio's investment policies and restrictions unless it believes that doing so will help a Portfolio achieve its goal(s).

     Certain of the investment policies and restrictions of each Portfolio are also stated below. Policies and limitations are typically considered at the time of purchase; the sale of instruments is usually not required in the event of a subsequent change in circumstances.

     Please see the SAI for further information concerning the following instruments and associated risks and the Portfolios' investment policies and restrictions.

  Equity Securities

     Equity securities represent an ownership interest in an issuer. This ownership interest often gives an investor the right to vote on measures affecting the issuer's organization and operations. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. The equity securities in which a Portfolio (other than Money Market Portfolio) invests may include preferred stock that converts to common stock either automatically or after a specified period of time or at the option of the issuer.

  Preferred Stock

     Preferred stock is rated by S&P and MIS, as described in Appendix A to this Prospectus. The Portfolios (other than Money Market Portfolio) may invest in preferred stock rated in any rating category by an established rating service and unrated preferred stock judged by the Manager to be of equivalent quality.

  Convertible Securities

     A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, (ii) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in the corporation's capital structure.
     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Policies and Restrictions: Each Portfolio (other than Money Market Portfolio) may invest in convertible securities.

  Debt Securities

     Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The debt securities in which the Portfolios (other than Money Market Portfolio) may invest may include debt securities whose performance is linked to a specified equity security or securities index.

     Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate debt securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. The values of floating and adjustable-rate debt securities are not as sensitive to changes in interest rates as the values of fixed-rate debt securities. Longer-term bonds are generally more sensitive to interest rate changes than shorter-term bonds.

     U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

     A Portfolio may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater fluctuations in response to changing interest rates than the prices of debt obligations of comparable maturities that make current distributions of interest in cash.
     The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities. Nevertheless, for income and excise tax purposes a Portfolio annually must distribute to its shareholders substantially all of its net investment income, including OID. Accordingly, a Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon and other OID securities. See "Taxes" in the SAI. These dividends will be paid from a Portfolio's cash assets or by a liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so.

     Municipal obligations are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. In "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Their credit quality is generally dependent on the credit standing of the company involved.

     Lower-quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. While the market for high-yield, high-risk corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield, high-risk bond market, especially during periods of economic recession.

     The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, the Manager's research and credit analysis are an especially important part of managing securities of this type held by a Portfolio. The Manager continuously monitors the issuers of lower-rated debt securities in a Portfolio's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Portfolio may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of a Portfolio's shareholders.

     Subject to its investment restrictions, a Portfolio may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (D by S&P and C by MIS). In addition, a Portfolio will treat unrated securities judged by the Manager to be of equivalent quality to a rated security to be equivalent to securities having that rating. The rating categories of S&P and MIS are described in Appendix A. While credit ratings are only one factor the Manager relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit rating agencies may fail to timely change the credit ratings to reflect subsequent events; however, the Manager continuously monitors the issuers of high-yield debt securities in the Portfolios in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Credit ratings for individual securities may change from time to time and a Portfolio may retain a security whose rating has been changed.

     Policies and Restrictions: Asset Strategy Portfolio may not invest more than 35% of its total assets in debt securities rated below BBB by S&P or Baa by MIS and unrated securities judged by the Manager to be of equivalent quality. Each of Growth Portfolio, Income Portfolio, Limited-Term Bond Portfolio, Balanced Portfolio, Small Cap Portfolio, International Portfolio and Science and Technology Portfolio do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of their respective assets would consist of such investments. Subject to these limitations, each of these Portfolios may invest in debt securities rated in any rating category of the established rating services and unrated securities judged by the Manager to be of equivalent quality.

     High Income Portfolio and Bond Portfolio may invest in debt securities rated in any rating category of the established rating services and unrated securities judged by the Manager to be of equivalent quality.

     Debt Holdings, by Rating. During the fiscal year ended December 31, 1997, the percentage of the assets of Bond Portfolio, High Income Portfolio and Asset Strategy Portfolio invested in debt securities in each of the rating categories of S&P, and the corporate debt securities not rated by an established rating service, determined on a dollar-weighted average, were as follows:

                      Percentage of Fund Assets
Rated             Bond            High Income        Asset Strategy
by S&P         Portfolio           Portfolio           Portfolio
------         ---------          -----------        --------------
AAA               35.9%                0.0%               13.8%
AA                10.3                 0.0                 0.0
A                 20.0                 4.8                18.0
BBB               17.7                 1.1                 1.0
BB                12.9                17.6                 7.0
B                  0.9                65.4                 2.0
CCC                0.0                 2.7                 0.0
CC                 0.0                 0.0                 0.0
C                  0.0                 0.0                 0.0
D                  0.0                 0.0                 0.0
Unrated (Equivalent To)
-------
AAA                0.9%                0.0%                2.5%
AA                 0.0                 0.0                 0.0
A                  0.0                 0.1                 0.0
BBB                0.0                 0.0                 0.0
BB                 0.1                 1.2                 7.6
B                  0.0                 2.0                 0.0
CCC                0.0                 0.7                 0.0
CC                 0.0                 0.0                 0.0
C                  0.0                 0.0                 0.0
D                  0.0                 0.0                 0.0

     The percentage of assets in each category was calculated on the basis of a monthly dollar-weighted average. The monthly dollar-weighted average was calculated using the market value of the securities in the Portfolio's portfolio at the end of each month in the thirteen-month period ended with its last fiscal year, averaged over its last fiscal year. The rating used for each security is that security's rating as of the end of each month and, as ratings may change over time, does not necessarily indicate past or future ratings of any particular security or the ratings of securities in the portfolio in general. Asset composition of a Portfolio by rating categories at any particular time does not necessarily indicate future asset composition by rating categories.

  Foreign Securities

     Foreign securities and foreign currencies can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less governmental supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate these potential events or counter their effects.

     The considerations noted above generally are intensified for investments in developing countries. A developing country is a nation that, in the Manager's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     Policies and Restrictions: Subject to the diversification requirements of Rule 2a-7, Money Market Portfolio may invest up to 10% of its total assets in Canadian Government obligations and may also invest in foreign bank obligations and obligations of foreign branches of domestic banks, subject to the diversification requirements applicable to Money Market Portfolio. Money Market Portfolio will not invest more than 25% of its total assets in a combination of Canadian Government obligations and foreign bank obligations, both of which must be denominated in U.S. dollars.

     International Portfolio normally invests at least 80% of its assets in foreign securities. It may not purchase a particular foreign security if as a result more than 75% of its assets would be invested in issuers of that foreign country. For defensive purposes, the Portfolio may at times temporarily invest completely or substantially in U.S. securities. Under normal market conditions, International Portfolio intends to have at least 65% of its assets invested in issuers of at least three different countries outside of the United States. International Portfolio will not invest more than 25% of its assets in securities issued by the government of any one foreign country.

     International Portfolio and Small Cap Portfolio (subject to the limitation set forth below) may each purchase foreign securities only if they are (i) listed or admitted to trading on a domestic or foreign securities exchange or quoted on an automated quotations system, with the exception of warrants, rights or restricted securities, which need not be so listed or admitted, (ii) represented by American Depositary Receipts (receipts issued against securities of foreign issuers deposited or to be deposited with an American depository) so listed or admitted on a domestic securities exchange or traded in the United States OTC market, or (iii) issued or guaranteed by any foreign government or any subdivision, agency or instrumentality thereof.

     Balanced Portfolio may purchase an unlimited amount of foreign securities. Normally, however, less than 10% of this Portfolio's total assets will consist of foreign securities. This percentage might increase in the event the Manager believed that, in light of U.S. economic conditions, there were increased investment opportunities in foreign securities.

     Under normal conditions, Asset Strategy Portfolio intends to limit its investments in foreign securities to no more than 50% of its total assets. Asset Strategy Portfolio currently intends to limit its investments in obligations of any single foreign government to less than 25% of its total assets.

     The other Portfolios, except Limited-Term Bond Portfolio, may invest up to 20% of their respective total assets in securities of foreign issuers. Limited-Term Bond Portfolio may not invest in foreign securities.

  Options, Futures and Other Strategies

     Certain Portfolios may use certain options, futures contracts, forward currency contracts, swaps, caps, collars, floors, indexed securities, mortgage-backed and other asset-backed securities and certain other strategies described herein to attempt to enhance income or yield or to attempt to reduce the risk of their investments. The strategies described below may be used in an attempt to manage a Portfolio's foreign currency exposure as well as other risks of a Portfolio's investments that can affect fluctuation in its net asset value. A Portfolio may also use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values.

     A Portfolio's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations. A Portfolio might not use any of these strategies, and there can be no assurance that any strategy that is used will succeed. The risks associated with such strategies are described below. Also see the SAI for more information on these instruments and strategies and their risk considerations.

     Policies and Restrictions: Subject to the further limitations stated in the SAI, generally, each Portfolio (other than Money Market Portfolio) may purchase and sell any type of derivative instrument including, without limitation, futures contracts, options, forward contracts, swaps, caps, collars, floors and indexed securities. However, a Portfolio will only purchase or sell a particular derivative instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the derivative instrument is primarily measured or, with respect to foreign currency derivatives, if the Portfolio is authorized to invest in foreign securities. Money Market Portfolio may not purchase or sell options, futures contracts, forward contracts, swaps, caps, collars or floors.

     Options. A Portfolio may engage in certain strategies involving options to attempt to enhance its income or yield or to attempt to reduce the overall risk of its investments. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     Options offer large amounts of leverage, which will result in a Portfolio's net asset value being more sensitive to changes in the value of the related investment. There is no assurance that a liquid secondary market will exist for exchange-listed options. The market for options that are not listed on an exchange may be less active than the market for exchange-listed options. A Portfolio will be able to close a position in an option it has written only if there is a market for the put or call. If a Portfolio is not able to enter into a closing transaction on an option it has written, it will be required to maintain the securities, or cash in the case of an option on an index, subject to the call or the collateral underlying the put until a closing transaction can be entered into or the option expires. Because index options are settled in cash, a Portfolio cannot provide in advance for its potential settlement obligations on a call it has written on an index by holding the underlying securities. The Portfolio bears the risk that the value of the securities it holds will vary from the value of the index.

     Futures Contracts and Options on Futures Contracts. When a Portfolio purchases a futures contract, it incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. When a Portfolio sells a futures contract, it incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed-upon price.

     When a Portfolio writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Portfolio writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When a Portfolio purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

     Forward Currency Contracts and Foreign Currencies. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Portfolio from adverse changes in the relationship between the U.S. dollar and a foreign currency. For example, when the Manager anticipates purchasing or selling a security denominated in a foreign currency, a Portfolio may enter into a forward currency contract in order to set the exchange rate at which the transaction will be made. A Portfolio also may enter into a forward currency contract to sell an amount of a foreign currency approximating the value of some or all of the Portfolio's securities positions denominated in such currency. Each of these Portfolios may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the Manager anticipates that there will be a correlation between the two currencies.

     Each of these Portfolios may also use forward currency contracts to shift the Portfolio's exposure to foreign currency exchange rate changes from one foreign currency to another. For example, if a Portfolio owns securities denominated in a foreign currency and the Manager believes that currency will decline relative to another currency, it might enter into a forward currency contract to sell the appropriate amount of the first foreign currency with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. Each of these Portfolios may also purchase forward currency contracts to enhance income when the Manager anticipates that the foreign currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities.

     Successful use of forward currency contracts depends on the Manager's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Portfolio's investment exposure to changes in currency exchange rates and could result in losses to the Portfolio if currencies do not perform as the Manager anticipates. There is no assurance that the Manager's use of forward currency contracts will be advantageous to a Portfolio or that it will hedge at an appropriate time.

     Each of the Portfolios (other than Money Market Portfolio and Limited-Term Bond Portfolio) may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

     Indexed Securities are securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The indexed securities in which Money Market Portfolio may invest include securities whose prices are indexed to 90-day Treasury Bill rates, the London Inter-Bank Offering Rate (LIBOR), prime interest rates, Federal composite commercial paper rates and Federal funds rates, as long as such indexed securities are U.S. dollar denominated.

     The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments.

     Policies and Restrictions: Each Portfolio may purchase and sell indexed securities. Money Market Portfolio will not invest in any security whose interest rate or principal amount to be repaid, or timing of payments, varies or floats with the value of a foreign currency, the rate of interest payable on foreign currency borrowings, or with any interest rate or index expressed in a currency other than U.S. dollars.

     Swaps, Caps and Floors. Each Portfolio (other than Money Market Portfolio) may enter into swaps, caps, collars and floors as described below. A Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date or to attempt to enhance income or yield.

     Swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling such floor. A collar combines elements of buying a cap and selling a floor.

     Depending on how they are used, the swap, cap, collar and floor agreements used by a Portfolio may increase or decrease the overall volatility of its investments and its share price and yield. The most significant factor in the performance of these agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Portfolio.
     A Portfolio usually will enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If, however, an agreement calls for payments by a Portfolio, the Portfolio must be prepared to make such payments when due. The creditworthiness of firms with which a Portfolio enters into swaps, caps, collars or floors will be monitored by the Manager in accordance with procedures adopted by the Board of Directors. If a firm's creditworthiness declines, the value of an agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The Portfolios understand that the position of the staff of the Securities and Exchange Commission is that assets involved in such transactions are illiquid and are, therefore, subject to the limitations on investment in illiquid investments as described in the SAI.

     Mortgage-Backed and Other Asset-Backed Securities are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. Government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association, Fannie Mae (formerly, the Federal National Mortgage Association), the Federal Home Loan Mortgage Corporation or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators.

     Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     When interest rates decline and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

     Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.
     The yield characteristics of mortgage-backed and other asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed and other asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Portfolio purchased the security.

     The market for privately issued mortgage-backed and other asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

     Risks of Derivative Instruments. The use of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, collars and floors, and the investment in indexed securities, stripped securities and mortgage-backed and other asset-backed securities, involve special risks, including (i) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the instruments involved in the transaction,
(ii) possible lack of a liquid secondary market for any particular instrument at a particular time, (iii) the need for additional portfolio management skills and techniques, (iv) losses due to unanticipated market price movements, (v) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in investments involved in the transaction, (vi) incorrect forecasts by the Manager concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective, (vii) loss of premiums paid by a Portfolio on options it purchases, and (viii) the possible inability of a Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to the need for the Portfolio to maintain "cover" or to segregate assets in connection with such transactions and the possible inability of a Portfolio to close out or liquidate its position.

     For a hedging strategy to be completely effective, the price change of the hedging instrument must equal the price change of the investment being hedged. The risk of imperfect correlation of these price changes increases as the composition of the Portfolios' respective portfolios diverges from instruments underlying a hedging instrument. Such equal price changes are not always possible because the investment underlying the hedging instruments may not be the same investment that is being hedged. The Manager will attempt to create a closely correlated hedge but hedging activity may not be completely successful in eliminating market value fluctuation.

     The Manager may use derivative instruments for hedging purposes to adjust the risk characteristics of a Portfolio's portfolio of investments and may use these instruments to adjust the return characteristics of a Portfolio's portfolio of investments. The use of derivative techniques for speculative purposes can increase investment risk. If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised or if there is not a liquid secondary market to close out a position that a Portfolio has entered into.

     The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest or currency exchange rate or stock market movements or the time span within which the movements take place.

     Options and futures transactions may increase portfolio turnover rates, which results in correspondingly greater commission expenses and transactions costs and may result in certain tax consequences.

     New financial products and risk management techniques continue to be developed. Each Portfolio may use these instruments and techniques to the extent consistent with its goal(s), investment policies and regulatory requirements applicable to investment companies.

  When-Issued and Delayed-Delivery Transactions

     When-issued and delayed-delivery transactions are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period, which could affect a Portfolio's yield.

     When purchasing securities on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. When a Portfolio sells a security on a delayed-delivery basis, a Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

     Each Portfolio may, without limitation, purchase securities on a "when-issued" or delayed-delivery basis or sell them on a delayed-delivery basis in order to secure what is considered to be, at the time of entering into the transaction, an advantageous price and yield. From the time of entering into the transaction until delivery and payment is made at a later date, the securities which are the subject of the transaction are subject to market fluctuations.

  Repurchase Agreements

     In a repurchase agreement, a Portfolio buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent. Repurchase agreements are entered into only with those issuers approved on the basis of criteria established by the Board of Directors.

     Policies and Restrictions: Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments, which include repurchase agreements not terminable within seven days.

  Restricted Securities and Illiquid Investments

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. Restricted securities may be illiquid due to restrictions on their resale. Subject to their respective limitations on investment in illiquid investments and certain other limitations described in the SAI, each Portfolio may invest in restricted securities. Certain restricted securities may be determined to be liquid pursuant to guidelines adopted by the Fund's Board of Directors.

     Illiquid investments may be difficult to sell promptly at an acceptable price. Difficulty in selling securities may result in a loss or may be costly to a Portfolio.

     Policies and Restrictions: Each Portfolio may purchase restricted securities. A Portfolio (other than Asset Strategy Portfolio) may not invest more than 10% of its net assets in illiquid investments. Asset Strategy Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid investments.

  Diversification

     Diversifying a Portfolio's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.

     Policies and Restrictions: As a fundamental policy, no Portfolio (other than Asset Strategy Portfolio) may, with respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer. As a fundamental policy, with respect to 75% of its total assets, Asset Strategy Portfolio may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, the Portfolio would hold more than 10% of the outstanding voting securities of such issuer or more than 5% of the Portfolio's total assets would be invested in the securities of such issuer.

     As a fundamental policy, no Portfolio, other than Science and Technology Portfolio, may buy a security if, as a result, more than 25% of the Portfolio's total assets would then be invested in securities of companies in any one industry. U.S. Government Securities are not included in this restriction.

  Precious Metals

     The ability of Asset Strategy Portfolio to purchase and hold precious metals such as gold, silver and platinum may allow it to benefit from a potential increase in the price of precious metals or stability in the price of such metals at a time when the value of securities may be declining. For example, during periods of declining stock prices, the price of gold may increase or remain stable, while the value of the stock market may be subject to a general decline.

     Precious metals prices are affected by various factors, such as economic conditions, political events and monetary policies. As a result, the price of gold, silver or platinum may fluctuate widely. The sole source of return to Asset Strategy Portfolio from such investments will be gains realized on sales; a negative return will be realized if the metal is sold at a loss. Investments in precious metals do not provide a yield. Asset Strategy Portfolio's direct investment in precious metals may be limited by tax considerations. See "Taxes" in the SAI.

  Borrowing

     If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. The Portfolios may only borrow from banks. If a Portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
     Policies and Restrictions: Small Cap Portfolio may borrow money only from banks and only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. Asset Strategy Portfolio may borrow only from banks. As a fundamental policy, Asset Strategy Portfolio may borrow money only for emergency or extraordinary purposes, but not in an amount exceeding 33 1/3% of its total assets. As a fundamental policy, none of the other Portfolios may borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of their respective total assets. As a fundamental policy, Money Market Portfolio may not pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings. As an operating policy, none of the other Portfolios may pledge its assets in connection with any permitted borrowings; however, this policy does not prevent a Portfolio from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments.

  Lending Securities

     A Portfolio may lend its securities on a short-term or long-term basis for the purpose of increasing income. This practice could result in a loss or a delay in recovering a Portfolio's securities. Loans will be made only to parties deemed creditworthy by the Manager.

     Policies and Restrictions: As a fundamental policy, not more than 30% of the total assets of Limited-Term Bond Portfolio and no more than 10% of the total assets of any other Portfolio will be loaned at any one time. Loans must be fully collateralized. There are risks associated with loans of securities including possible loss of, or delay in, recovering the collateral. If a material event is to be voted upon affecting a Portfolio's investment with respect to securities that are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares.

  Other Instruments

     Other instruments may include securities of closed-end investment companies. As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Policies and Restrictions: Each of Balanced Portfolio, Small Cap Portfolio, International Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio may purchase shares of other investment companies that do not redeem their shares, subject to the conditions stated in the SAI.

     Each of Asset Strategy Portfolio, International Portfolio and Limited-Term Bond Portfolio do not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government, or a state or local government authority, or their respective agencies or instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or over-the-counter derivative financial instruments.

                                   MANAGEMENT

     Waddell & Reed, Inc. and its predecessors have served as investment manager to the Fund since its inception and to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the inception of the investment company, whichever was later. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned its investment management duties (and assigned its professional staff for investment management services) to the Manager, a wholly owned subsidiary of Waddell & Reed, Inc. The Manager has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as the distributor for insurance products for which the Fund is the underlying investment vehicle and as underwriter for each of the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. Waddell & Reed, Inc. is an indirect subsidiary of Torchmark Corporation, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company, and Waddell & Reed Financial, Inc., a holding company.

     Subject to the authority of the Fund's Board of Directors, the Manager provides investment advice and supervises investments for which it is paid a fee consisting of two elements: (i) a specific fee computed on each Portfolio's net asset value as of the close of business each day at the following annual rates:
Money Market Portfolio - none; Bond Portfolio - .03 of 1% of net assets; High Income Portfolio - .15 of 1% of net assets; Growth Portfolio - .20 of 1% of net assets; Income Portfolio - .20 of 1% of net assets; International Portfolio -
 .30 of 1% of net assets; Small Cap Portfolio - .35 of 1% of net assets; Balanced Portfolio - .10 of 1% of net assets; Limited-Term Bond Portfolio - .05 of 1% of net assets; Asset Strategy Portfolio - .30 of 1% of net assets; and Science and Technology Portfolio - .20 of 1% of net assets; and (ii) a base fee computed each day on the combined net asset values of all of the Portfolios and allocated among the Portfolios based on their relative net asset size at the annual rates shown in the following table.

                                 Base Fee Rate

         Group Net Asset Level            Annual Base Fee
       (all dollars in millions)        Rate for Each Level
       -------------------------        -------------------
          From $    0 to $  750              .51 of 1%
          From $  750 to $1,500              .49 of 1%
          From $1,500 to $2,250              .47 of 1%
          Over $2,250                        .45 of 1%

     Prior to September 1, 1994, the annual base fee was .51 of 1%.

     As of December 31, 1997, the combined net assets of all of the Portfolios were approximately $1.9 billion.

     For the fiscal year ended December 31, 1997, management fees for each Portfolio as a percent of each such Portfolio's average net assets and total expenses for each such Portfolio as a percent of the Portfolio's average net assets for that year are as follows:
                             Management Fees     Total Expenses

Money Market Portfolio         0.50%               0.58%

Bond Portfolio                 0.53%               0.58%

High Income Portfolio          0.65%               0.70%

Growth Portfolio               0.70%               0.72%

Income Portfolio               0.70%               0.72%

International Portfolio        0.80%               0.98%

Small Cap Portfolio            0.85%               0.90%

Balanced Portfolio             0.60%               0.67%

Limited-Term Bond Portfolio    0.55%               0.73%

Asset Strategy Portfolio       0.80%               0.93%

*Science and Technology Portfolio commenced operations on April 4, 1997.

     Waddell & Reed Services Company, a subsidiary of Waddell & Reed, Inc., acts as Agent ("Accounting Services Agent") in providing bookkeeping and accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays the Accounting Services Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee

        Average
     Net Asset Level                     Annual Fee
(all dollars in millions)          Rate for Each Portfolio
-------------------------          -----------------------
     From $    0 to $   10                $      0
     From $   10 to $   25                $ 10,000
     From $   25 to $   50                $ 20,000
     From $   50 to $  100                $ 30,000
     From $  100 to $  200                $ 40,000
     From $  200 to $  350                $ 50,000
     From $  350 to $  550                $ 60,000
     From $  550 to $  750                $ 70,000
     From $  750 to $1,000                $ 85,000
     $1,000 and Over                      $100,000

     The Fund is responsible for the payment of certain expenses, including the management fees and accounting services fees described above, fees and expenses of certain directors, costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, costs of shareholder records, costs of systems or services used to price Portfolio securities and extraordinary expenses, including litigation and indemnification relating to litigation.

     Mira Stevovich is primarily responsible for the day-to-day management of the portfolio of Money Market Portfolio. Ms. Stevovich has held her responsibilities for Money Market Portfolio since May 1998. She is Assistant Vice President of the Manager, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of one other investment company for which the Manager serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by Waddell & Reed, Inc. and its successor, the Manager, since January 1989 and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since March 1987.

     James C. Cusser is primarily responsible for the day-to-day management of the portfolio of Bond Portfolio. Mr. Cusser has held his responsibilities for Bond Portfolio since August 1992. He is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. Mr. Cusser has been an employee of the Manager and has served as the portfolio manager for investment companies managed by the Manager since August 1992.

     Louise D. Rieke is primarily responsible for the day-to-day management of the portfolio of High Income Portfolio. Ms. Rieke has held her responsibilities for High Income Portfolio since July 1987, the Portfolio's inception. She is Vice President of the Manager. She is Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Ms. Rieke has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, the Manager, since July 1986 and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since May 1971.

     Daniel P. Becker is primarily responsible for the day-to-day management of the portfolio of Growth Portfolio. Mr. Becker has held his responsibilities for Growth Portfolio since January 1997. He is Vice President of the Manager, Vice President of the Fund and one other investment company for which the Manager serves as investment manager. From January 1995 to March 1998, Mr. Becker was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Mr. Becker has been an employee of Waddell & Reed, Inc. and its successor, the Manager, and has served as an investment analyst with the Manager and Waddell & Reed, Inc. since October 1989.

     Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of Income Portfolio. Mr. Thompson has held his responsibilities for Income Portfolio since July 1991, the Portfolio's inception. He is Senior Vice President of the Manager. He is Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From January 1992 to March 1998, Mr. Thompson was Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, the Manager, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since March 1971.

     Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, the Manager, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since November 1984.

     Thomas A. Mengel is primarily responsible for the day-to-day management of the portfolio of International Portfolio. Mr. Mengel has been an employee of the Manager and has held his responsibilities for International Portfolio since May 1, 1996. He is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From 1993 to May 1, 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.

     Zachary H. Shafran is primarily responsible for the day-to-day management of the portfolio of Small Cap Portfolio. Mr. Shafran has held his responsibilities for Small Cap Portfolio since January 2, 1996. He is Vice President of the Manager and Vice President of the Fund. Mr. Shafran has been an employee of Waddell & Reed, Inc. and its successor, the Manager, and has served as an investment analyst with Waddell & Reed, Inc. and its successor, the Manager, since June 1990.

     Cynthia P. Prince-Fox is primarily responsible for the day-to-day management of the portfolio of Balanced Portfolio. Ms. Prince-Fox has held her responsibilities for Balanced Portfolio since July 1994, the Portfolio's inception. She is Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by the Manager since January 1993, and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, and has served as an investment analyst with Waddell & Reed, Inc. and its successor, the Manager, since February 1983.

     Patrick W. Sterner is primarily responsible for the day-to-day management of the portfolio of Limited-Term Bond Portfolio. Mr. Sterner has held his responsibilities for Limited-Term Bond Portfolio since July 1994, the Portfolio's inception. He is Vice President of the Manager, Vice President of the Fund and Vice President of investment companies for which the Manager serves as investment manager. From August 1992 to March 1998, Mr. Sterner was Vice President of Waddell & Reed Asset Management Company, as affiliate of the Manager. Mr. Sterner has served as the portfolio manager for investment companies managed by the Manager since September 1992 and has been an employee of the Manager since August 1992.

     Michael L. Avery is primarily responsible for the day-to-day management of the equity portion of the portfolio of Asset Strategy Portfolio. Mr. Avery has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is Senior Vice President of the Manager, Vice President of the Fund and Vice President of other investment companies for which the Manager serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Mr. Avery has served as the portfolio manager for investment companies managed by the Manager since February 1, 1994, has served as the director of research of Waddell & Reed, Inc. and its successor, the Manager, since August 1987, and has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since June 1981.

     Daniel J. Vrabac is primarily responsible for the day-to-day management of the fixed-income portion of the portfolio of Asset Strategy Portfolio. Mr. Vrabac has held his responsibilities for the Asset Strategy Portfolio since January 1997. He is Vice President of the Fund and Vice President of other investment companies managed by the Manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Mr. Vrabac has been an employee of the Manager and has served as an investment analyst with the Manager since May 1994. He was a Vice President of Kansas City Life Insurance Company from May 1983 to May 1994.

     Abel Garcia is primarily responsible for the day-to-day management of the portfolio of Science and Technology Portfolio. Mr. Garcia has held his responsibilities for Science and Technology Portfolio since April 4, 1997, the Portfolio's inception. He is Vice President of the Manager, Vice President of the Fund, and Vice President of other investment companies managed by the Manager. From May 1988 to March 1998, Mr. Garcia was Vice President of Waddell & Reed Asset Management Company, an affiliate of the Manager. Mr. Garcia has been an employee of Waddell & Reed, Inc. and its successor, the Manager, since August 1983.

     Other members of the Manager's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the investments of the Portfolios.
                                NET ASSET VALUE

     The net asset value of a share of a Portfolio is the value of its assets, less liabilities, divided by the total number of shares.

     The net asset value per share of each Portfolio is computed daily as of the later of the close of business of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded on each day that the NYSE is open for trading.
The NYSE's regular session ordinarily closes at 4:00 p.m. eastern time.

     Money Market Portfolio uses the amortized cost method for valuing its portfolio securities. See the SAI for discussion of this method. Net asset value of Money Market Portfolio is normally fixed at $1.00 per share. See the SAI for a discussion of extraordinary circumstances which could result in a change in this fixed share value.

     The securities of the other Portfolios that are listed or traded on a U.S. or foreign stock exchange are valued at the last sales price on that day. OTC securities traded on the Nasdaq Stock Market are valued at a price which is the mean between the closing bid and asked prices. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities with a maturity of 60 days or less are valued at amortized cost. When market quotations for options and futures positions or non-exchange traded foreign securities held by a Portfolio are readily available, those positions and securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value in a manner determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Certain of the Portfolios may invest in securities listed on foreign exchanges which may trade on Saturdays and on customary U.S. national business holidays when the NYSE is closed. Consequently, the net asset value of a Portfolio could be significantly affected on days when the Portfolio does not price its shares.

                           PURCHASES AND REDEMPTIONS

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their net asset value per share next determined after receipt of the order to purchase from the Participating Insurance Company. No sales charge is required to be paid by the Participating Insurance Company for purchase of shares.

     Redemptions will be made at the net asset value per share of the Portfolio next determined after receipt of the request to redeem from the Participating Insurance Company. Payment is generally made within seven days after receipt of a proper request to redeem. No fee is charged to shareholders upon redemption of Portfolio shares. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (i) the Exchange is closed other than customary weekend and holiday closings or trading on the Exchange is restricted; (ii) the Securities and Exchange Commission has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) the Securities and Exchange Commission has permitted suspension of the right of redemption of shares for the protection of the security holders of the Fund; or (iv) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash.
     Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from the Fund, orderly management of portfolio securities could be disrupted to the potential detriment of Policyowners.

                          DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than Money Market Portfolio, consists of dividends and interest received by such Portfolio less the estimated expenses of such Portfolio. Money Market Portfolio's net investment income for dividend purposes consists of all interest income accrued on the Portfolio's securities, plus or minus realized gains or losses on those securities, less the Portfolio's expenses.

     Dividends from Money Market Portfolio are declared and paid daily in additional full and fractional shares. Dividends from Growth Portfolio, Bond Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio usually are declared and paid annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and through the day they are redeemed.

     All net realized long-term or short-term capital gains of each Portfolio, if any, other than Money Market Portfolio, are declared and paid annually in December in additional full and fractional shares of the respective Portfolio. Short-term capital gains of Money Market Portfolio--it does not anticipate realizing any long-term capital gains--are declared and paid daily in additional full and fractional shares of that Portfolio.

                                     TAXES

     Each of the Portfolios has qualified (or, if a new Portfolio, intends to qualify) for treatment as a "regulated investment company" ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Portfolio qualifies as such, the Portfolio will be relieved of Federal income tax on the income and gains distributed to its shareholders.

     Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account -- and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related separate account, of each Portfolio -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter, no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions all will be considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Participating Insurance Companies and treatment of the Policyowners other than as described in the prospectuses for the Policies.
     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Portfolios; see the SAI for a more detailed discussion.

     Because the only shareholders of the Portfolios will be the Participating Insurance Companies and their separate accounts, no discussion is included herein as to the Federal income tax consequences to the Portfolios' shareholders. For information concerning the Federal tax consequences to Policyowners, see the prospectuses for the Policies. Prospective investors are urged to consult with their tax advisers.

                               OTHER INFORMATION

     The Fund was incorporated in Maryland on December 2, 1986. The Fund is governed by a Board of Directors which has overall responsibility for the management of its affairs. Capital stock is currently divided into the eleven classes that are designated Money Market Portfolio, Bond Portfolio, High Income Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio. The Fund may establish additional portfolios in the future. Shares of each class are fully paid and nonassessable when issued. The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy which require shareholder approval, will be presented to shareholders at an annual meeting or special meeting called by the Board of Directors for such purpose.

     All shares of the Fund have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. Matters in which the interests of all the Portfolios are substantially identical are voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical are voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

     Shareholder inquiries may be addressed to the Fund or Waddell & Reed, Inc. at the address or telephone number listed on the front cover of this Prospectus.

                                   APPENDIX A

      The following are descriptions of some of the ratings of securities which the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the eligibility of securities for the Portfolios.

                          DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.;.

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     A brief description of the applicable S&P rating symbols and their meanings follow:

     AAA -- Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high-quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:
     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                     DESCRIPTION OF PREFERRED STOCK RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the debt rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.
     The preferred stock ratings are based on the following considerations:

1. Likelihood of payment - capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation;

2.   Nature of, and provisions of, the issue;

3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA -- This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA -- A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A -- An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

     BB, B, CCC -- Preferred stock rated BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     CC -- The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

     C -- A preferred stock rated C is a non-paying issue.

     D -- A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

     NR -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Plus (+) or minus (-) -- To provide more detailed indications of preferred stock quality, the rating from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     A preferred stock rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Moody's Investors Service, Inc. Note: MIS applies numerical modifiers 1, 2 and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Preferred stock rating symbols and their definitions are as follows:

     aaa -- An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa -- An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well-maintained in the foreseeable future.

     a -- An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa -- An issue which is rated baa is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     ba -- An issue which is rated ba is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

     b -- An issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

     caa -- An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

     ca -- An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

     c -- This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced; variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

                          DESCRIPTION OF NOTE RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

   --Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note). --Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

     SP-1 Strong capacity to pay principal and interest.  Issues determined to possess very strong characteristics are given a plus (+) designation. SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
     SP-3 Speculative capacity to pay principal and interest.

     Moody's Investors Service, Inc. MIS Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.
     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

TMK/UNITED FUNDS, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas  66201-9217

PROSPECTUS
May 1, 1998

Custodian
  UMB Bank, n. a.
  Kansas City, Missouri

Legal Counsel
  Kirkpatrick & Lockhart LLP
  1800 Massachusetts Avenue NW
  Washington, D. C. 20036

Independent Auditors
  Deloitte & Touche LLP
  1010 Grand Avenue
  Kansas City, Missouri 64106-2232

Investment Manager
  Waddell & Reed Investment Management Company
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, Kansas 66201-9217
  (913) 236-2000
  (800) 366-5465

Accounting Services Agent
  Waddell & Reed Services Company
  6300 Lamar Avenue
  P. O. Box 29217
  Shawnee Mission, Kansas  66201-9217
  (913) 236-2000
  (800) 366-5465


Our INTERNET address is:
 http://www.waddell.com

TABLE OF CONTENTS

Prospectus Summary .....................    2
Financial Highlights ...................    4
The Fund ...............................   15
Goals and Investment Policies
  of the Portfolios ....................   16
Management .............................   36
Net Asset Value ........................   40
Purchases and Redemptions ..............   40
Dividends and Distributions ............   41
Taxes ..................................   41
Other Information ......................   42
Appendix A .............................   43

                             TMK/UNITED FUNDS, INC.

                               6300 Lamar Avenue

                                P. O. Box 29217

                      Shawnee Mission, Kansas  66201-9217

                                 (913) 236-2000
                                 (800) 366-5465

                                  May 1, 1998

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information (the "SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus (the "Prospectus") of TMK/United Funds, Inc. (the "Fund") dated May 1, 1998, which may be obtained by request to the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                               TABLE OF CONTENTS

     Performance Information ..........................    2

     Goals and Investment Policies ....................    5

     Investment Management and Other Services .........   41

     Net Asset Value ..................................   44

     Directors and Officers ...........................   47

     Purchases and Redemptions ........................   54

     Shareholder Communications .......................   54

     Taxes ............................................   55

     Dividends and Distributions ......................   59

     Portfolio Transactions and Brokerage .............   60

     Other Information ................................   63

     Financial Statements .............................   65

                            PERFORMANCE INFORMATION

     From time to time, advertisements and sales materials for one or more of the Portfolios may include total return information, yield information and/or performance rankings. Performance data will be accompanied by or used in calculating performance data for the respective separate accounts that invest in the Portfolio.

Total Return

     The following relates to Bond Portfolio, High Income Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Total return is calculated by assuming an initial $1,000 investment. No sales charge is required to be paid by the Participating Insurance Companies for purchase of shares. All dividends and distributions are assumed to be reinvested at net asset value as of the day the dividend or distribution is paid. The formula used to calculate the total return is:

                n
        P(1 + T)  = ERV

       Where :  P = $1,000 initial payment
                T = Average annual total return
                n = Number of years
              ERV = Ending redeemable value of the $1,000 investment for the periods shown.

     The average annual total return quotations as of December 31, 1997, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                          One-year      Five-year
                        period from    period from  Period from
                         1-1-97 to      1-1-93 to    1-1-88 to
                          12-31-97       12-31-97    12-31-97
                        -----------    -----------  -----------
Bond Portfolio               9.77%          7.57%       8.83%
High Income Portfolio       14.04%         11.73%      10.67%
Growth Portfolio            21.45%         17.17%      17.42%
Income Portfolio            26.16%         18.18%      17.42*
International Portfolio     16.70%         10.56%**
Small Cap Portfolio         31.53%         25.26%**
Balanced Portfolio          18.49%         14.26%**
Limited-Term Bond Portfolio  6.85%          6.75%**
Asset Strategy Portfolio    14.01%          8.08%***

  *Period from July 16, 1991, date of initial offering, to December 31, 1996. **Period from May 3, 1994, date of initial offering, to December 31, 1996.
***Period from May 1, 1995, date of initial offering, to December 31, 1996.
   Science and Technology Portfolio commenced operations in 1997. Its aggregate total return for the period from 4-4-97 through 12-31-97 was 16.24%

     Unaveraged or cumulative total return may also be quoted. Such total return data reflects the change in value of an investment over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period. The Fund may also provide non-standardized performance information. Yield

     The following relates to Bond Portfolio, High Income Portfolio and Limited-Term Bond Portfolio. A yield quoted for a Portfolio is computed by dividing the net investment income per share earned during the period for which the yield is shown by the maximum offering price per share on the last day of that period according to the following formula:

                                  6
          Yield = 2((((a-b)/cd)+1)  -1)

     Where:    a =  dividends and interest earned during the period.
               b =  expenses accrued for the period (net of reimbursements).
               c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
               d = the maximum offering price per share on the last day of the period.

     The yield computed according to the formula for the 30-day period ended on December 31, 1997, the date of the most recent balance sheet included in this SAI, is as follows:

          Bond Portfolio                6.50%
          High Income Portfolio         9.08%
          Limited-Term Bond Portfolio   6.48%

     The following relates to Money Market Portfolio. There are two methods by which Money Market Portfolio's yield for a specified time is calculated. The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. The net asset value of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses (see "Purchases and Redemptions"), will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the "effective yield." This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

                                                 365/7
     EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)]      -1

     The Money Market Portfolio's current yield as calculated above for the seven days ended December 31, 1997, the date of the most recent balance sheet included in this SAI, was 5.51% and its effective yield calculated for the same period was 5.64%.
Performance Rankings

     The following relates to each of the Portfolios. From time to time, advertisements and information furnished to present or prospective Policyholders may include performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. A Portfolio's performance may also be compared to that of other selected mutual funds or recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration.

General

     Change in yields primarily reflect different interest rates received by a Portfolio as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expense ratio.

     All performance information included in advertisements or sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Portfolio's shares when redeemed may be more or less than their original cost.

                         GOALS AND INVESTMENT POLICIES

     The following information supplements the disclosure in the Prospectus concerning the goals and investment policies of each Portfolio. Unless otherwise specified, this information pertains to each of the Portfolios. The investment policies described are not fundamental and thus may be changed by the Directors of the Fund without a vote of shareholders, unless otherwise stated.

Money Market Portfolio

     Money Market Portfolio may invest in the money market obligations and instruments listed below. Under Rule 2a-7 ("Rule 2a-7") of the Investment Company Act of 1940, as amended (the "1940 Act"), investments are limited to those that are U.S. dollar denominated and that are rated in one of the two highest rating categories by the requisite nationally recognized statistical rating organization(s) ("NRSRO(s)"), as defined in Rule 2a-7, or are comparable unrated securities. See Appendix A to the Prospectus for a description of some of these ratings. In addition, Rule 2a-7 limits investments in securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities")) to no more than 5% of the Portfolio's assets. Investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities are limited to no more than 5% of the Portfolio's assets, with investments in such securities of any one issuer (except U.S. Government Securities) being limited to the greater of one percent of the Portfolio's assets or $1,000,000. Under Rule 2a-7, the Portfolio may only invest in securities with a remaining maturity of not more than 397 calendar days, as further described in the Rule.

     (1)  U.S. Government Securities:  See "U.S. Government Securities."

     (2) Bank obligations and instruments secured thereby: Subject to the limitations described above, time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including obligations issued by foreign branches of these banks) or obligations issued by a foreign bank having total assets equal to at least U.S. $500,000,000, and instruments secured by any such obligation. A "bank" includes commercial banks and savings and loan associations. Time deposits are monies kept on deposit with U.S. banks or other U.S. financial institutions for a stated period of time at a fixed rate of interest. At present, bank time deposits are not considered by the Board of Directors or Waddell & Reed Investment Management Company (the "Manager"), to be readily marketable. There may be penalties for the early withdrawal of such time deposits, in which case, the yield of these investments will be reduced.

     (3)  Commercial Paper Obligations Including Variable Amount Master Demand
Notes: Commercial paper rated as described above. See Appendix A to the Prospectus for a description of some of these ratings. A variable amount master demand note represents a borrowing arrangement under a letter agreement between a commercial paper issuer and an institutional investor.

     (4) Corporate Debt Obligations: Corporate debt obligations if they are rated as described above. See Appendix A to the Prospectus for a description of some of these bond ratings.

     (5) Canadian Government Obligations: Obligations of, or obligations guaranteed by, the Government of Canada, a Province of Canada or any agency, instrumentality or political subdivision of that Government or any Province. The Portfolio will not invest in Canadian Government obligations if more than 10% of the value of its total assets would then be so invested, subject to the diversification requirements applicable to the Money Market Portfolio.

     (6) Certain Other Obligations: Obligations other than those listed in (1) through (5) (such as municipal obligations) only if any such other obligation is guaranteed as to principal and interest by either a bank or a corporation whose securities the Portfolio is eligible to hold under the Rule.

     The value of the obligations and instruments in which the Portfolio invests will fluctuate depending in large part on changes in prevailing interest rates. If these rates go up after the Portfolio buys an obligation or instrument, its value may go down; if these rates go down, its value may go up. Changes in interest rates will be more quickly reflected in the yield of a portfolio of short-term obligations than in the yield of a portfolio of long-term obligations.

High Income Portfolio

     High Income Portfolio may invest in certain high-yield, high-risk, non-investment grade debt securities (commonly referred to as "junk bonds"). As discussed in the Prospectus, the market for such securities may differ from that for investment grade debt securities. See the Prospectus for a discussion of the risks associated with non-investment grade debt securities.

Asset Strategy Portfolio

     Asset Strategy Portfolio allocates its assets among the following classes, or types, of investments:

     The short-term class includes all types of domestic and foreign securities and money market instruments with remaining maturities of three years or less. The Manager will seek to maximize total return within the short-term asset class by taking advantage of yield differentials between different instruments, issuers, and currencies. Short-term instruments may include corporate debt securities, such as commercial paper and notes; U.S. Government Securities or securities issued by foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
     The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than three years. The Manager seeks to maximize total return within the bond class by adjusting the Portfolio's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon securities, and other intermediate and long-term securities. As with the short-term class, these securities may be denominated in U.S. dollars or foreign currency. The Portfolio may also invest in lower-quality, high-yield debt securities. The Portfolio may not invest more than 35% of its total assets in these securities.

     The stock class includes domestic and foreign equity securities of all types (other than adjustable-rate preferred stocks, which are included in the bond class). The Manager seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that the Manager believes to have superior growth potential. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located world-wide.

     The Manager intends to take advantage of yield differentials by considering the purchase or sale of instruments when differentials on spreads between various grades and maturities of such instruments approach extreme levels relative to long-term norms.

     In making asset allocation decisions, the Manager typically evaluates projections of risk, market conditions, economic conditions, volatility, yields, and returns.

Science and Technology Portfolio

     As described in the Prospectus, the portfolio of Science and Technology Portfolio emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of the Manager, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs.

Securities - General

     The main types of securities in which the Portfolios may invest include common stock, preferred stock, debt securities and convertible securities, as described in the Prospectus. These securities may include the following securities from time to time.

     Each of the Portfolios (other than Money Market Portfolio) may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

     The Portfolios (other than Money Market Portfolio) may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

Specific Securities and Investment Practices

  U.S. Government Securities

     U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government Securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities."
Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States.
It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

  Zero Coupon Securities

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     A Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

  Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." The U.S. Government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Portfolios may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Portfolio may invest in them if the Manager determines they are consistent with the Portfolio's goal(s) and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Backed and Asset-Backed Securities.
The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

  Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate, while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

  Bank Deposits

     Among the other debt securities in which the Portfolios may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits, currently to the extent of $100,000 per bank. Bank deposits are not marketable, and a Portfolio may invest in them only within the 10% limit mentioned below under "Illiquid Investments" (15% limit for Asset Strategy Portfolio) unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

  Indexed Securities

     Each Portfolio may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments and subject, in the case of Money Market Portfolio only, to the requirements of Rule 2a-7. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. The Manager will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Strategy Portfolio's investment allocations, depending on the individual characteristics of the securities. Certain indexed securities that are not traded on an established market may be deemed illiquid.

  Foreign Securities and Currency

     Investments in obligations of domestic branches of foreign banks will not be considered to be foreign securities if the Manager has determined that the nature and extent of federal and state regulation and supervision of the branch in question is substantially equivalent to federal or state chartered domestic banks doing business in the same jurisdiction.

     In general, depositary receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depositary receipts and European depositary receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depositary receipts are more recently developed receipts designed to facilitate the trading of foreign issuers by U.S. and non-U.S. investors and traders.

     The Manager believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. The Manager believes that ability to invest assets abroad might enable a Portfolio to take advantage of these differences and strengths where they are favorable.

     Further, an investment in foreign securities may be affected by changes in currency rates and in exchange control regulations (i.e., currency blockage). A Portfolio may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the New York Stock Exchange (the "NYSE") and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of stock exchanges, brokers and listed companies than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in securities of issuers located in those countries. If it should become necessary, a Portfolio would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a U.S. issuer.

  Restricted Securities

     Each of the Portfolios may invest in securities that are subject to legal or contractual restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Portfolio from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Portfolio seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. See "Illiquid Investments."

  Lending Securities

     One of the ways in which a Portfolio may try to realize income is by lending its securities. If a Portfolio does this, the borrower pays the Portfolio an amount equal to the dividends or interest on the securities that the Portfolio would have received if it had not loaned the securities. The Portfolio also receives additional compensation.

     Any securities loans that a Portfolio makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). Under the present Guidelines, the collateral must consist of cash or U.S. Government Securities or bank letters of credit, at least equal in value to the market value of the securities loaned on each day that the loan is outstanding. If the market value of the loaned securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities loaned. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

     There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Portfolio to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government Securities used as collateral. Part of the interest received in either case may be shared with the borrower.

     The letters of credit that a Portfolio may accept as collateral are agreements by banks (other than the borrowers of the Portfolio's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Portfolio, while the letter is in effect, amounts demanded by the Portfolio if the demand meets the terms of the letter. The Portfolio's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Portfolio's custodian bank) must be satisfactory to the Portfolio.

     Under a Portfolio's current securities lending procedures, the Portfolio may lend securities only to broker-dealers and financial institutions deemed creditworthy by the Manager. The Portfolios will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Portfolio within five business days after the Portfolio gives notice to do so. If a Portfolio loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Portfolio may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

     There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower fail financially.

     Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

  Repurchase Agreements

     Each of the Portfolios may purchase securities subject to repurchase agreements, subject to its limitation on investment in illiquid investments.
See "Illiquid Investments." A repurchase agreement is an instrument under which a Portfolio purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of repurchase agreements in which a Portfolio would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Portfolio may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Portfolio. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value or loss of interest. A Portfolio's repurchase agreements can be considered as collateralized loans (such agreements being defined as loans under and for the purpose of the 1940 Act) and will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Portfolio's custodian bank or by a third party that qualifies as a custodian under section 17(f) of the 1940 Act, is and, during the entire term of the agreement, remains at least equal to the value of the loan, including the accrued interest earned thereon. A Portfolio's repurchase agreements are entered into only with those entities approved on the basis of criteria established by the Fund's Board of Directors.

  Loans and Other Direct Debt Instruments

     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Asset Strategy Portfolio's investments in direct debt instruments are subject to its policies regarding the quality of debt securities.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If Asset Strategy Portfolio does not receive scheduled interest or principal payments on such indebtedness, the Portfolio's share price and yield could be adversely affected. Loans that are fully secured offer the Portfolio more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to the Portfolio in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Manager's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Portfolio.
     A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the Portfolio has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of the Portfolio were determined to be subject to the claims of the agent's general creditors, the Portfolio might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

     Investments in direct debt instruments may entail less legal protection for the Portfolio. Direct indebtedness purchased by the Portfolio may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Portfolio to pay additional cash on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments. Other types of direct debt instruments, such as loans through direct assignment of a financial institution's interest with respect to a loan, may involve additional risks to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

     For purposes of the limitations on the amount of total assets that Asset Strategy Portfolio will invest in any one issuer or in issuers within the same industry, the Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, Securities and Exchange Commission ("SEC") interpretations require the Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

  Warrants and Rights

     Each Portfolio (other than Money Market Portfolio) may invest in warrants and rights. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

  When-Issued and Delayed-Delivery Transactions

     Each Portfolio may purchase securities on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. Delivery may take place a month or more after the date of the transaction. The purchase or sale price is fixed on the transaction date. A Portfolio will enter into when-issued or delayed-delivery transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The securities so purchased by a Portfolio are subject to market fluctuation. The value of when-issued or delayed-delivery securities may be less or more when delivered than the purchase price paid or received. Typically, no interest accrues to a Portfolio until delivery and payment are completed. When a Portfolio makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. The securities sold by a Portfolio on a delayed-delivery basis are also subject to market fluctuation. Therefore, their value when a Portfolio delivers them may be more than the purchase price the Portfolio receives. When a Portfolio makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Portfolio's net asset value per share.

     Ordinarily, a Portfolio purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered and before it has paid for them (the "settlement date"), a Portfolio may sell the securities for investment reasons. The Portfolio will segregate cash or high-quality debt obligations at least equal in value to the amount it will have to pay on the settlement date; these segregated securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

  Illiquid Investments

     A Portfolio (other than Asset Strategy Portfolio) may not invest more than 10% of its net assets in illiquid investments. Asset Strategy Portfolio may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid investments. Investments currently considered to be illiquid include: (i) repurchase agreements not terminable within seven days;
(ii) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand; (iii) securities for which market quotations are not readily available; (iv) restricted securities not determined to be liquid pursuant to guidelines established by or under the direction of the Fund's Board of Directors; (v) over-the-counter ("OTC") options and their underlying collateral; (vi) securities involved in swap, cap, collar and floor transactions; (vii) non-government stripped fixed-rate mortgage-backed securities; and (viii) direct debt instruments. Illiquid investments do not include any obligations payable at principal amount plus accrued interest on demand or within seven days after demand. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  Securities of Other Investment Companies

     International Portfolio, Small Cap Portfolio, Balanced Portfolio and Science and Technology Portfolio may buy shares of investment companies that do not redeem their shares if it does it in a regular transaction in the open market and then does not have more than 10% of its total assets in these shares; however, these Portfolios do not have any current intent to invest more than 5% of their respective assets in such securities in the foreseeable future. These Portfolios may also buy these shares as part of a merger or consolidation.

     Asset Strategy Portfolio does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid and if, as a result of such purchase, the Portfolio does not have more than 10% of its total assets invested in such securities, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.
     As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

Options, Futures Contracts and Other Strategies

     General. As discussed in the Prospectus, the Manager may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, collars, floors and indexed securities (collectively, "Financial Instruments") to attempt to enhance a Portfolio's income or yield or to attempt to hedge a Portfolio's investments. Generally, a Portfolio may purchase and sell any type of Financial Instrument. However, as an operating policy, a Portfolio will only purchase or sell a Financial Instrument if the Portfolio is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured or, with respect to foreign currency derivatives, if the Portfolio is authorized to invest in foreign securities.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Portfolio's portfolio. Thus, in a short hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge, a Portfolio takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Portfolio does not own a corresponding security and, therefore, the transaction does not relate to a security the Portfolio owns. Rather, it relates to a security that the Portfolio intends to acquire. If a Portfolio does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Portfolio's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Portfolio has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges on which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Portfolio's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

     In addition to the Financial Instruments, strategies and risks described below and in the Prospectus, the Manager expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Manager develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Manager may utilize these opportunities to the extent that they are consistent with a Portfolio's goal(s) and permitted by a Portfolio's investment limitations and applicable regulatory authorities. The Portfolios' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.
     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon the Manager's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Portfolio entered into a short hedge because the Manager projected a decline in the price of a security in the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not attempted to hedge at all.

     (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position.
Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

     Cover. Transactions using Financial Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or to accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     Options. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Portfolio to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Portfolio will be obligated to purchase the security or currency at more than its market value.
If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Portfolio to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that a Portfolio may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to a Portfolio. An optional delivery standby commitment gives a Portfolio the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. A Portfolio may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Portfolio and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefit of the transaction.

     A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

     If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call.
The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.
     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if a Portfolio could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Portfolio as the call writer will not learn that the Portfolio has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If a Portfolio has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Portfolio great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Generally, OTC foreign currency options used by a Portfolio are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

     Futures Contracts and Options on Futures Contracts. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
     In addition, futures strategies can be used to manage the average duration of a Portfolio's fixed-income portfolio. If the Manager wishes to shorten the average duration of a Portfolio's fixed-income portfolio, the Portfolio may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Manager wishes to lengthen the average duration of a Portfolio's fixed-income portfolio, the Portfolio may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board or trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at any particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Portfolio were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Portfolio's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a Portfolio will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Portfolio may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Portfolio has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Portfolio would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before a Portfolio is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Portfolio then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Portfolio's assets that are at risk in futures contracts, options on futures contracts and currency options.

     Foreign Currency Hedging Strategies--Special Considerations. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may use options and futures contracts on foreign currencies, as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Portfolio's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

     Each of these Portfolios might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Portfolio may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which the Manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

     The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Portfolio could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

     Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     Forward Currency Contracts. Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.
     Such transactions may serve as long hedges; for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

     Each of these Portfolios may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Portfolio owned securities denominated in pounds sterling, it could enter into a forward currency contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each of these Portfolios could also hedge the position by selling another currency expected to perform similarly to the pound sterling, for example, by entering into a forward currency contract to sell Deutsche Marks or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

     Each of these Portfolios also may use forward currency contracts to attempt to enhance income or yield. A Portfolio could use forward currency contracts to increase its exposure to foreign currencies that the Manager believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owned securities denominated in a foreign currency and the Manager believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

     The cost to a Portfolio of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Manager believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Portfolio will be served.

     Combined Positions. A Portfolio may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. A Portfolio's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Portfolio, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Portfolio has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Portfolio may also cause the sale of related investments, also increasing turnover; although such exercise is within a Portfolio's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates, or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift a Portfolio's investment exposure from one type of investment to another. For example, if a Portfolio agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which a Portfolio enters into swaps, caps, collars or floors will be monitored by the Manager in accordance with procedures adopted by the Fund's Board of Directors. If a default occurs by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Portfolio's custodian that satisfies the requirements of the 1940 Act. Each Portfolio will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Portfolio. The Manager and the Portfolios believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio's borrowing restrictions.

Investment Restrictions

     The following investment restrictions are fundamental policies of each Portfolio, other than Asset Strategy Portfolio, and may not be changed without shareholder approval. A Portfolio (other than Asset Strategy Portfolio) may not:

    (i) Issue senior securities (except that each Portfolio may borrow money as described below);

   (ii) Purchase or sell physical commodities; however, this policy shall not prevent a Portfolio other than Money Market Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

  (iii) Buy real estate or any nonliquid interests in real estate investment trusts;

   (iv) Make loans, except loans of portfolio securities, and a Portfolio may buy debt securities and other obligations consistent with its goal(s) and its other investment policies and restrictions;

    (v) Invest for the purpose of exercising control or management of other companies;

   (vi) Sell securities short (unless, for a Portfolio other than Money Market Portfolio, it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that, for a Portfolio other than Money Market Portfolio,
         (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

  (vii) Engage in the underwriting of securities, except insofar as it may be deemed an underwriter in selling shares of a Portfolio and except as it may be deemed such in the sale of restricted securities;

 (viii) Except for Small Cap Portfolio (see "Borrowing"), borrow money except from banks as a temporary measure or for extraordinary or emergency purposes and not for investment purposes, and only up to 5% of the value of a Portfolio's total assets; or

   (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase,
         (a) the value of the holdings of the Portfolio in the securities of such issuer exceeds 5% of the value of the Portfolio's total assets, or
         (b) the Portfolio owns more than 10% of the outstanding voting securities of such issuer; or buy a security if more than 25% of its assets would then be invested in securities of companies in any one industry (U.S. Government securities are not included in this restriction); provided, however, that Science and Technology Portfolio may invest more than 25% of its assets in securities of companies in the science and technology industries.
     As additional fundamental policies of Money Market Portfolio that may not be changed without shareholder approval, Money Market Portfolio may not:

    (i)  Engage in arbitrage transactions; or

   (ii) Pledge, mortgage or hypothecate assets as security for indebtedness except to secure permitted borrowings.

     The following are fundamental policies of Asset Strategy Portfolio and may not be changed without shareholder approval. Asset Strategy Portfolio may not:

     (i) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of such issuer;

    (ii) issue bonds or any other class of securities preferred over shares of the Portfolio in respect of the Portfolio's assets or earnings, provided that the Portfolio may issue additional classes of shares in accordance with the Fund's Articles of Incorporation;

   (iii) sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Portfolio from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Portfolio may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (iv) borrow money, except that the Portfolio may borrow money for emergency or extraordinary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (less liabilities other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Portfolio's total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 33 1/3% limitation. For purposes of this limitation, "three days" means three days, exclusive of Sundays and holidays;

     (v) underwrite securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

    (vi) purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Portfolio's total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry;

   (vii) invest in real estate limited partnerships or purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the Portfolio from purchasing and selling securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the Portfolio from purchasing interests in pools of real estate mortgage loans);
  (viii) purchase or sell physical commodities, except that the Portfolio may purchase and sell precious metals for temporary, defensive purposes; however, this policy shall not prevent the Portfolio from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or

    (ix) make loans, except (a) by lending portfolio securities provided that no securities loan will be made if, as a result thereof, more than 10% of the Portfolio's total assets (taken at current value) would be lent to another party; (b) through the purchase of debt securities and other obligations consistent with its goal and other investment policies and restrictions; and (c) by engaging in repurchase agreements with respect to portfolio securities.

     In addition to the fundamental policies described above, the Portfolios indicated below have adopted the following investment policies which, unlike the fundamental policies, may be changed without shareholder approval:

     (i) A Portfolio (other than Asset Strategy Portfolio) may not buy shares of other investment companies that redeem their shares. Certain Portfolios may buy shares of other investment companies which do not redeem their shares as described in the Prospectus and the SAI;

    (ii) A Portfolio may not participate on a joint, or a joint and several, basis in any trading account in any securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with any other Portfolio or with other advisory accounts of the Manager or any of its affiliates to reduce brokerage commissions or otherwise to achieve best execution);

   (iii) Asset Strategy Portfolio does not currently intend to lend assets other than securities to other parties, except by acquiring loans, loan participations, or other forms of direct debt instruments. This limitation does not apply to purchases of debt securities or to repurchase agreements;

    (iv) Asset Strategy Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

Portfolio Turnover

     A Portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Portfolio's turnover rate may vary greatly from year to year as well as within a particular year.

     The portfolio turnover rates for the fiscal years ended December 31, 1997 and December 31, 1996 for each of the Portfolios then in existence were as follows:
                                   1997           1996
                                   ----           ----

Money Market Portfolio              0.00%          0.00%
Bond Portfolio                     36.81          64.02
High Income Portfolio              65.28          58.91
Growth Portfolio                  162.41         243.00
Income Portfolio                   36.61          22.95
International Portfolio           117.37          75.01
Small Cap Portfolio               211.46         133.77
Balanced Portfolio                 55.66          44.23
Limited-Term Bond Portfolio        35.62          15.81
Asset Strategy Portfolio          222.50          49.92
Science and Technology Portfolio   15.63

     Science and Technology Portfolio began operations in 1997. Science and Technology Portfolio cannot precisely predict what its portfolio turnover rate will be, but it is anticipated that, under normal conditions, the annual turnover rate will not exceed 200%.

     The high portfolio turnover rate for Growth Portfolio and Small Cap Portfolio was due to the active management of each portfolio and the volatility of the stock market during this period. A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and may generate taxable income or loss. Because short-term securities are generally excluded from computation of the turnover rate, a rate is not computed for Money Market Portfolio.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to the Manager, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, the Manager is employed to supervise the investments of each Portfolio and provide investment advice to each Portfolio. The address of the Manager and Waddell & Reed, Inc. is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's distributor and underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Directors prior to approving any Accounting Services Agreement.

Torchmark Corporation and Waddell & Reed Financial, Inc.

     The Manager is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc. which in turn is a subsidiary of Torchmark Corporation. Torchmark Corporation is a publicly held company.
The address of Torchmark Corporation is 2001 Third Avenue South, Birmingham, Alabama 35233.

     Waddell & Reed, Inc. and its predecessors served as investment manager to the Fund and to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to the Manager. The Manager has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992 and United Asset Strategy Fund, Inc. since it began operations in March 1995. Waddell & Reed, Inc. serves as distributor for insurance products for which the Fund is the underlying investment vehicle and as underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent provides the Fund with bookkeeping and accounting services and assistance including maintenance of the Fund's records, pricing of the Portfolios' shares, and preparation of prospectuses, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management and Accounting Services

     Under the Management Agreement, for the Manager's management services, the Fund pays the Manager a fee as described in the Prospectus. Prior to the above-described assignment from Waddell & Reed, Inc. to the Manager, all fees were paid to Waddell & Reed, Inc. The management fees paid to the investment manager, during the last three fiscal years for each Portfolio then in existence were as follows:

                                    Periods ended December 31,
                                  ----------------------------
                                      1997      1996      1995
                                      ----      ----      ----

Bond Portfolio                  $  491,520$  469,708$  440,716
High Income Portfolio              690,862   590,009   527,940
Growth Portfolio                 4,150,034 3,238,802 2,425,494
Money Market Portfolio             192,321   181,734   147,383
Income Portfolio                 3,955,628 2,772,236 1,979,061
International Portfolio            799,824   513,923   321,777
Small Cap Portfolio              1,018,984   689,578   302,739
Balanced Portfolio                 324,830   194,884    96,718
Limited-Term Bond Portfolio         21,919    18,112    12,948
Asset Strategy Portfolio*           71,899    59,397    10,993
Science and Technology Portfolio**  27,836

 *Began operations May 1, 1995.
**Science and Technology Portfolio began operations April 4, 1997.

     The Fund accrues and pays this fee daily.

     Under the Accounting Services Agreement, the Fund pays Waddell & Reed Services Company a fee for accounting services as described in the Prospectus. Fees paid to the Agent for the last three fiscal years for each Portfolio then in existence were as follows:
                                    Periods ended December 31,
                                  ----------------------------
                                      1997      1996      1995
                                      ----      ----      ----

Bond Portfolio                     $30,000   $30,000   $30,000
High Income Portfolio               38,333    30,000    30,000
Growth Portfolio                    67,500    60,000    55,000
Money Market Portfolio              20,000    20,000    20,000
Income Portfolio                    65,833    59,167    50,000
International Portfolio             35,833    30,000    20,000
Small Cap Portfolio                 38,333    30,000    19,167
Balanced Portfolio                  25,833    19,167     9,167
Limited-Term Bond Portfolio            ---       ---       ---
Asset Strategy Portfolio*              ---       ---       ---
Science and Technology Portfolio**     ---

   *Began operations May 1, 1995.
   **Science and Technology Portfolio began operations April 4, 1997.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, the Manager and Waddell & Reed Services Company, respectively, pay all of their own expenses in providing these services. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with the Manager and Waddell & Reed, Inc. The Fund pays the fees and expenses of the Fund's other Directors. The Fund pays all of its other expenses. These include the costs of printing and mailing materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, fees payable under securities laws and to the Investment Company Institute, cost of processing and maintaining shareholder records, cost of systems or services used to price Portfolio securities and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

Custodial and Auditing Services

     The Custodian for each Portfolio is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Portfolios' cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's annual financial statements.

Year 2000 Issue

     Like other mutual funds, financial and business organizations and individuals around the world, a Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Manager is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other, major service providers. Although there can be no assurances, the Manager believes these steps will be sufficient to avoid any adverse impact on the Fund.

                                NET ASSET VALUE

     The net asset value of one of the shares of a Portfolio is the value of the Portfolio's assets, less liabilities, divided by the total number of shares outstanding. For example, if on a particular day a Portfolio owned securities worth $100 and held cash of $15, the total value of the assets would be $115.
If it had a liability of $5, the net asset value would be $110 ($115 minus $5). If it had 11 shares outstanding, the net asset value of one share would be $10 ($110 divided by 11).
     The net asset value per share of each Portfolio is computed on each day that the NYSE is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or future held by a Portfolio is traded. The NYSE ordinarily closes at 4:00 p.m. Eastern time. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every business day.

     Under Rule 2a-7, Money Market Portfolio uses the "amortized cost method" for valuing its portfolio securities provided it meets certain conditions. As a general matter, the primary conditions imposed under Rule 2a-7 relating to the Portfolio's investments are that the Portfolio must: (i) not maintain a dollar-weighted average portfolio maturity in excess of 90 days; (ii) limit its investments, including repurchase agreements, to those instruments which are U.S. dollar denominated and which the Fund's Board of Directors determines present minimal credit risks and which are rated in one of the two highest rating categories by the requisite NRSRO(s), as defined in Rule 2a-7; or, in the case of any instrument that is not rated, of comparable quality as determined under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors; (iii) limit its investments in the securities of any one issuer (except U.S. Government Securities) to no more than 5% of its assets; (iv) limit its investments in securities rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to no more than 5% of its assets; (v) limit its investments in the securities of any one issuer which are rated in the second highest rating category by the requisite NRSRO(s) or comparable unrated securities to the greater of 1% of its assets or $1,000,000; and (vi) limit its investments to securities with a remaining maturity of not more than 397 days. Rule 2a-7 sets forth the method by which the maturity of a security is determined. The amortized cost method involves valuing an instrument at its cost and thereafter assuming a constant amortization rate to maturity of any discount or premium, and does not reflect the impact of fluctuating interest rates on the market value of the security. This method does not take into account unrealized gains or losses.

     While the amortized cost method provides some degree of certainty in valuation, there may be periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During periods of declining interest rates, the daily yield on the Portfolio's shares may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments and changing its dividends based on these changing prices. Thus, if the use of amortized cost by the Portfolio resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Portfolio's shares would be able to obtain a somewhat higher yield than would result from investment in such a fund, and existing investors in the Portfolio's shares would receive less investment income. The converse would apply in a period of rising interest rates.

     Under Rule 2a-7, the Fund's Board of Directors must establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures must include review of the portfolio holdings by the Board at such intervals as it may deem appropriate and at such intervals as are reasonable in light of current market conditions to determine whether the Portfolio's net asset value calculated by using available market quotations (see below) deviates from the per share value based on amortized cost.
     For the purpose of determining whether there is any deviation between the value of the Portfolio based on amortized cost and that determined on the basis of available market quotations, if there are readily available market quotations, investments are valued at the mean between the bid and asked prices. If such market quotations are not available, the investments will be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors, including being valued at prices based on market quotations for investments of similar type, yield and duration.

     Under Rule 2a-7, if the extent of any deviation between the net asset value per share based upon available market quotations and the net asset value per share based on amortized cost exceeds one-half of 1%, the Board must promptly consider what action, if any, will be initiated. When the Board believes that the extent of any deviation may result in material dilution or other unfair results, it is required to take such action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results. Such actions could include the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share using available market quotations.

     The portfolio securities of the Portfolios (other than Money Market Portfolio) that are listed or traded on U.S. or foreign stock exchanges are valued at the last sales price on that day or, lacking any sales on such day, at the mean of the last bid and asked prices available. In cases where securities or other instruments are traded on more than one exchange, such securities or other instruments generally are valued on the exchange designated by the Manager (under procedures established by and under the general supervision and responsibility of the Board of Directors) as the primary market. Securities traded in the OTC market are valued at the mean of the last bid and asked prices.

     Bonds, other than convertible bonds, are valued using a pricing system provided by a major dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities held by the Portfolios (other than Money Market Portfolio) are valued at amortized cost. When market quotations for options and futures positions and non-exchange traded foreign securities held by a Portfolio are readily available, those positions and securities will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Warrants and rights to purchase securities are valued at market value. When market quotations are not readily available, securities, options, futures and other assets are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     When a Portfolio writes a call or a put option, an amount equal to the premium received is included in that Portfolio's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the option. If an option a Portfolio wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Portfolio received. If an option written by a Portfolio expires, it has a gain in the amount of the premium; if it enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

     All securities and other assets quoted in foreign currency and forward currency contracts are valued weekly in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time such valuation is determined by the Portfolio's Custodian. Foreign currency exchange rates are generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events will not be reflected in a computation of the Portfolio's net asset value. If events materially affecting the value of such securities or assets or currency exchange rates occurred during such time period, the securities or assets would be valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors. The foreign currency exchange transactions of a Portfolio conducted on a spot basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. Under normal market conditions this rate differs from the prevailing exchange rate by an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

     Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Fund's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors.

     The principal occupation of each Director and officer during at least the past five years is given below. Each of the persons listed through and including Mr. Wise is a member of the Fund's Board of Directors. The other persons are officers but not Board members. For purposes of this section, the term "Fund Complex" includes the Fund, each of the funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. Each of the Fund's Directors is also a Director of each of the funds in the Fund Complex and each of the Fund's officers is also an officer of one or more of the funds in the Fund Complex.

RONALD K. RICHEY*
2001 Third Avenue South
Birmingham, Alabama  35233
     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Director of Waddell & Reed Financial, Inc.; Chairman of the Board of Directors of United Investors Life Insurance Company; Chairman of the Executive Committee and Director of Torchmark Corporation; Chairman of the Board of Directors of Vesta Insurance Group, Inc.; Director of Full House Resorts, Inc., a developer of resorts and gaming casinos; formerly, Chairman of the Board of Directors of Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Torchmark Corporation; formerly, Chairman of the Board of Directors of Waddell & Reed Financial Services, Inc. Father of Linda Graves, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: June 16, 1926.

KEITH A. TUCKER*
     President of the Fund and each of the other funds in the Fund Complex; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc., Waddell & Reed Services Company and Waddell & Reed Distributors, Inc., an affiliate of Waddell & Reed, Inc.; Chairman of the Board of Directors, Chief Executive Officer, Chief Financial Officer and Principal Financial Officer of Waddell & Reed Financial, Inc.; Director of Southwestern Life Corporation; formerly, Vice Chairman of the Board of Directors and Director of Torchmark Corporation; formerly, Chairman of the Board of Directors and Director of Waddell & Reed Asset Management Company; formerly, partner in Trivest, a private investment concern; formerly, Director of Atlantis Group, Inc., a diversified company. Date of birth: February 11, 1945.
JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
     Director and consultant, McDougal Construction Company; President, JoDill Corp.; formerly Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

LINDA GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
     First Lady of Kansas; formerly, partner, Levy and Craig, P.C., a law firm. Daughter of Ronald K. Richey, Director of the Fund and each of the other funds in the Fund Complex. Date of birth: July 29, 1953.

JOHN F. HAYES*
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth:
December 11, 1919.

GLENDON E. JOHNSON
7300 Corporate Center Drive
P. O. Box 020270
Miami, Florida  33126-1208
     Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
     Retired; formerly, Chairman of the Board of Directors and President of the Fund and each fund in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company, Waddell & Reed Financial, Inc. and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc.
Date of birth:  April 27, 1928.

WILLIAM L. ROGERS
1999 Avenue of the Stars
Los Angeles, California  90067
     Principal, Colony Capital, Inc., a real estate related investment company. Date of birth: September 8, 1946.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
     Partner, Polsinelli, White, Vardeman & Shalton, a law firm.  Date of birth:
April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113
     Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.
FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
     Retired.  Date of birth:  August 7, 1935.

PAUL S. WISE
P. O. Box 5248
8648 Silver Saddle Drive
Carefree, Arizona  85377
     Director of Potash Corporation of Saskatchewan, a fertilizer company. Date of birth: July 16, 1920.

Robert L. Hechler
     Vice President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Operations Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; President, Treasurer and Director of Waddell & Reed Distributors, Inc.; Executive Vice President, Chief Operations Officer and Director of Waddell & Reed Financial, Inc.; formerly, Director and Treasurer of Waddell & Reed Asset Management Company. Date of birth: November 12, 1936.

Henry J. Herrmann
     Vice President of the Fund and each of the other funds in the Fund Complex; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.

Theodore W. Howard
     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

Sharon K. Pappas
     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; Vice President, Secretary and General Counsel of Waddell & Reed Distributors, Inc.; Secretary and Director of Waddell & Reed Financial, Inc.; formerly, Assistant General Counsel of WRIMCO, Waddell & Reed Financial Services, Inc., Waddell & Reed, Inc., Waddell & Reed Asset Management Company and Waddell & Reed Services Company.; formerly, Director, Secretary and General Counsel of Waddell & Reed Asset Management Company. Date of birth: February 9, 1959.

Michael L. Avery
     Vice President of the Fund and three other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: September 15, 1953.

Daniel P. Becker
     Vice President of the Fund and one other fund in the Fund Complex; Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company; employee of Waddell & Reed, Inc. Date of birth: November 27, 1964.
James C. Cusser
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, Vice President of Kidder Peabody & Company. Date of birth: May 30, 1949.

Abel Garcia
     Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 28, 1949.

Thomas A. Mengel
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, President of Sal. Oppenheim jr. & Cie. Securities, Inc. Date of birth: April 13, 1957.

Cynthia P. Prince-Fox
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: January 11, 1959.

Louise D. Rieke
     Vice President of the Fund and three other funds in the Fund Complex; Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: April 24, 1949.

Zachary H. Shafran
     Vice President of the Fund; Vice President of the Manager.  Date of birth:
October 12, 1965.

W. Patrick Sterner
     Vice President of the Fund and one other fund in the Fund Complex; Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management Company. Date of birth: January 11, 1949.

Mira Stevovich
     Vice President and Assistant Treasurer of the Fund and one other fund in the Fund Complex; Assistant Vice President of the Manager. Date of birth: July 30, 1953.

Carl E. Sturgeon
     Vice President of the Fund and eleven other funds in the Fund Complex; Vice President of the Manager. Date of birth: July 24, 1934.

Russell E. Thompson
     Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Senior Vice President of Waddell and Reed Asset Management Company. Date of birth: March 3, 1940.

Daniel J. Vrabac
     Vice President of the Fund and two other funds in the Fund Complex; Vice President of the Manager; formerly, Vice President of Waddell & Reed Asset Management company. Date of birth: July 24, 1954.

James D. Wineland
     Vice President of the Fund and two other funds in the Fund Complex; Senior Vice President of the Manager; formerly, Vice +President of Waddell & Reed Asset Management Company. Date of birth: September 25, 1951.

     The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     As of the date of this SAI, six of the Fund's Directors may be deemed to be "interested persons," as defined in the 1940 Act, of the Manager and Waddell & Reed, Inc. The Directors who may be deemed to be "interested persons" are indicated as such by an asterisk.
     The Board has created an honorary position of Director Emeritus, which position a Director may elect after resignation from the Board provided the Director has attained the age of 75 and has served as a Director of the Funds for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Doyle Patterson, Jay B. Dillingham and Henry L. Bellmon retired as Directors of the Fund and of each of the Funds in the Fund Complex effective January 1, 1997, January 14, 1997 and February 11, 1998, respectively, and each has elected a position as Director Emeritus.

     The Fund, the Funds in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting (prior to January 1, 1998, the funds in the United Group, TMK/United Funds, Inc. and Waddell & Reed Funds, Inc. paid to each Director a fee of $44,000 per year plus $1,000 for each meeting of the Board of Directors attended) and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees are divided among the Portfolios, the funds in the United Group and the series of Waddell & Reed Funds, Inc. based on their relative net asset size. During the Fund's fiscal year ended December 31, 1997, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                         Total
                         Aggregate                    Compensation
                        Compensation                   From Fund
                            From                        and Fund
Director                    Fund                        Complex*
--------                ------------                  ------------
Ronald K. Richey         $     0                       $     0
Keith A Tucker                 0                             0
James M. Concannon         2,219                        25,000
John A. Dillingham         2,219                        25,000
Linda Graves               4,297                        50,000
John F. Hayes              4,297                        50,000
Glendon E. Johnson         4,297                        50,000
William T. Morgan          4,297                        50,000
William L. Rogers          4,210                        49,000
Frank J. Ross, Jr.         4,297                        50,000
Eleanor B. Schwartz        4,297                        50,000
Frederick Vogel III        4,297                        50,000
Paul S. Wise               4,297                        50,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Messrs. Concannon and Dillingham were elected as Directors on July 24, 1997. The officers are paid by the Manager or its affiliates.

                           PURCHASES AND REDEMPTIONS

     The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and the number of surrender and transfer requests to be effected on any day according to the terms of the Policies. Shares of a Portfolio are sold at their net asset value per share.
No sales charge is paid by the Participating Insurance Company for purchase of shares. Redemptions will be made at the net asset value per share of the Portfolio. Payment is generally made within seven days after receipt of a proper request to redeem. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period if any of the following conditions exist: (i) the NYSE is closed other than customary weekend and holiday closings or trading on the NYSE is restricted; (ii) the SEC has determined that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) the SEC has permitted suspension of the right of redemption of shares for the protection of the shareholders of the Fund; or
(iv) applicable laws and regulations otherwise permit the Fund to suspend payment on the redemption of shares. Redemptions are ordinarily made in cash but under extraordinary conditions the Fund's Board may determine that the making of cash payments is undesirable. In such case, redemption payments may be made in Portfolio securities. The redeeming shareholders would incur brokerage costs in selling such securities. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.

     Should any conflict between Policyowners arise which would require that a substantial amount of net assets be withdrawn from a Portfolio, orderly portfolio management could be disrupted to the potential detriment of Policyowners. The Fund need not accept any purchase order and it may discontinue offering the shares of any Portfolio.

                           SHAREHOLDER COMMUNICATIONS

     Policyowners will receive from the Participating Insurance Companies financial statements of the Fund as required under the 1940 Act. Each report shows the investments owned by the Portfolio and the market values thereof and provides other information about the Fund and its operations.

                                     TAXES

General

     Shares of the Portfolios are offered only to insurance company separate accounts that fund variable life insurance or annuity contracts ("Contracts"). See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Contract holders.

     Each Portfolio is treated as a separate corporation for Federal income tax purposes. In order to qualify, or continue to qualify, for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for each Portfolio other than Money Market Portfolio and Limited-Term Bond Portfolio, net gains from certain foreign currency transactions) ("Distribution Requirement"), and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer.
     Dividends and distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if they are paid by the Portfolio during the following January.

     Each Portfolio will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gains net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Portfolio's policy to make sufficient distributions each year to avoid imposition of the Excise Tax. The Code permits a Portfolio to defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Foreign Securities

     Dividends and interest received by a Portfolio (other than the Limited-Term Bond Portfolio) may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     Each Portfolio (other than Money Market Portfolio and Limited-Term Bond Portfolio) may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which the Portfolio is a U.S. shareholder that, in general, meets either of the following tests: (i) at least 75% of its gross income is passive or (ii) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

     If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Portfolio to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

     The Portfolio may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, the Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. The Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

Foreign Currency Gains and Losses

     Gains or losses (i) from the disposition of foreign currencies, (ii) from the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (iii) that are attributable to fluctuations in exchange rates that occur between the time a Portfolio accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders.

Income from Options, Futures and Forward Currency Contracts and Foreign
Currencies

     The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

     Any income a Portfolio earns from writing options is taxed as short-term capital gains. If a Portfolio enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Portfolio lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Portfolio thus sells the securities subject to the option, the premium the Portfolio receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options and futures in which a Portfolio may invest will be "section 1256 contracts." Section 1256 contracts held by a Portfolio at the end of its taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Portfolio has made an election not to have the following rules apply, are "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gain or loss, and the balance is treated as short-term capital gain or loss. As of the date of this SAI, it is not entirely clear whether that 60% portion will qualify for the reduced maximum tax rates on net capital gain enacted by the Taxpayer Relief Act of 1997 - 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months - instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months, although technical corrections legislation passed by the House of Representatives would treat it as qualifying therefor. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and for other purposes. A Portfolio may need to distribute any such gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which a Portfolio may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property.
Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Portfolio makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to a Portfolio are not entirely clear.

Zero Coupon and Payment-in-Kind Securities

     As the holder of zero coupon or other securities issued with original issue discount ("OID"), a Portfolio must include in its income the OID that accrues on the securities during the taxable year, even if the Portfolio receives no corresponding payment on the securities during the year. Similarly, a Portfolio must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Portfolio may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Portfolio's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                          DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute substantially all the net investment income, if any, of each Portfolio. For dividend purposes, net investment income of each Portfolio, other than Money Market Portfolio, will consist of all payments of dividends or interest received by such Portfolio less the estimated expenses of such Portfolio. Money Market Portfolio's net investment income for dividend purposes consists of all interest income accrued on the Portfolio, plus or minus realized gains or losses on portfolio securities, less the Portfolio's expenses.

     Dividends on Money Market Portfolio are declared and reinvested daily in additional full and fractional shares. Dividends from investment income of Growth Portfolio, Bond Portfolio, High Income Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio will usually be declared, paid and reinvested annually in December in additional full and fractional shares of that Portfolio. Ordinarily, dividends are paid on shares starting on the day after they are issued and on shares the day they are redeemed. Under the amortized cost procedures which pertain to Money Market Portfolio in certain circumstances dividends of Money Market Portfolio might be eliminated or reduced.

     All net realized long-term or short-term capital gains of the Portfolios, if any, other than short-term capital gains of Money Market Portfolio, are declared and distributed annually in December to the shareholders of the Portfolios to which such gains are attributable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by the Manager in the Management Agreement is the purchase and sale of securities for the Portfolios. Purchases and sales of securities for the Money Market Portfolio and of securities for the other Portfolios, other than those for which an exchange is the primary market, are generally done with underwriters, dealers acting as principals ("dealers") or directly with issuers. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked prices. If the execution and price offered by more than one dealer are equal, the order may be allocated to a dealer which has provided research advice, quotations on portfolio securities or other services. Brokerage commissions are paid on such transactions only if it appears likely that a better price or execution can be obtained.

     To effect the portfolio transactions of each Portfolio in securities traded on an exchange, the Manager is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Portfolio to achieve "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Portfolio. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("brokerage services") considered by the Manager to be useful or desirable for its investment management of the Portfolio and/or the other funds and accounts over which the Manager has investment discretion.

     Brokerage services are, in general, defined by reference to Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers, (ii) furnishing analyses and reports, or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such brokerage services may be higher than another qualified broker would charge if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided. No allocation of brokerage or principal business is made to provide any other benefits to the Manager or its affiliates.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of the Manager and investment research received for the commissions of those other accounts may be useful both to a Portfolio and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist the Manager in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by the Manager.

     Such investment research, which may be supplied by a third party at the request of a broker, includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager; serves to make available additional views for consideration and comparisons; and enables the Manager to obtain market information on the price of securities held in a Portfolio or being considered for purchase.

     The Fund may also use its brokerage to pay for pricing or quotation services to value securities.

     The table below sets forth the brokerage commissions paid during the fiscal years ended December 31, 1997, 1996 and 1995:

                                     Periods ended December 31,
                                -------------------------------
                                     1997       1996       1995
                                     ----       ----       ----
Bond Portfolio                 $      --- $      --- $      313
High Income Portfolio               2,998      7,574        ---
Growth Portfolio                1,785,220  2,297,780  1,761,353
Money Market Portfolio                ---        ---        ---
Income Portfolio                  421,831    250,273    137,932
International Portfolio           597,704    324,673    140,000
Small Cap Portfolio               238,000    117,166     16,816
Balanced Portfolio                 56,431     36,529     28,505
Limited-Term Bond Portfolio           ---        ---        ---
Asset Strategy Portfolio*          16,930      8,679      1,483
Science and Technology Portfolio**  8,143
                               ---------- ---------- ----------
                               $3,127,257 $3,042,674 $2,086,402
                               ========== ========== ==========

 *Began operations May 1, 1995.
**Science and Technology Portfolio began operations April 4, 1997.

     The next table shows the transactions, other than principal transactions, which were directed to broker-dealers who provided research as well as execution and the brokerage commissions paid for the fiscal year ended December 31, 1997. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.

                                    Amount of      Brokerage
                                 Transactions    Commissions
                                 ------------    -----------
Bond Portfolio                   $        ---     $      ---
High Income Portfolio               1,083,956          2,498
Growth Portfolio                1,133,091,282      1,277,313
Money Market Portfolio                    ---            ---
Income Portfolio                  257,313,102        338,439
International Portfolio             9,228,598          8,732
Small Cap Portfolio                54,857,584        119,860
Balanced Portfolio                 32,617,859         42,378
Limited-Term Bond Portfolio               ---            ---
Asset Strategy Portfolio            6,842,280          9,817
Science and Technology Portfolio*     307,040            300
                               --------------     ----------
                               $1,495,341,701     $1,799,337
                               ==============     ==========

   *Began operations April 4, 1997.

     As of December 31, 1997, Money Market Portfolio owned Merrill Lynch & Co., Inc. securities in the aggregate amount of $1,500,011. Merrill Lynch & Co., Inc. is a regular broker of the Portfolio. As of December 31, 1997, Bond Portfolio owned J.P. Morgan & Co. Incorporated securities in the aggregate amount of $1,523,790. J.P. Morgan & Co. Incorporated is a regular broker of the Portfolio. As of December 31, 1997, Income Portfolio owned Credit Suisse Group securities in the aggregate amount of $3,201,834. Credit Suisse Group is a regular broker of the Portfolio. As of December 31, 1997, International Portfolio owned Credit Suisse Group securities in the aggregate amount of $4,021,628. Credit Suisse Group is a regular broker of the Portfolio. As of December 31, 1997, Small Cap Portfolio owned Merrill Lynch & Co. Inc. and J.P. Morgan & Co. Incorporated securities in the aggregate amounts of $1,601,108 and $1,605,893, respectively. Merrill Lynch & Co. Inc. and J.P. Morgan & Co. Incorporated are each a regular broker of the Portfolio. As of December 31, 1997, Asset Strategy Portfolio owned Merrill Lynch & Co. Inc. and J.P. Morgan & Co. Incorporated securities in the aggregate amounts of $399,027 and $497,181, respectively. Merrill Lynch & Co. Inc. and J.P. Morgan & Co. Incorporated are each a regular broker of the Portfolio. As of December 31, 1997, Science and Technology Portfolio owned J.P. Morgan & Co. Incorporated securities in the aggregate amount of $1,305,000. J.P. Morgan & Co. Incorporated is a regular broker of the Portfolio.

     The Fund, the Manager and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

Buying and Selling With Other Funds

     The individual who manages a Portfolio may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account. One or more of the Portfolios and one or more of the funds in the United Group and Waddell & Reed Funds, Inc. or accounts over which Waddell & Reed Investment Management Company exercises investment discretion frequently buy or sell the same securities at the same time. If this happens, the amount of each purchase or sale is divided. This is done on the basis of the amount of securities each fund or account wanted to buy or sell. Sharing in large transactions could affect the price a Portfolio pays or receives or the amount it buys or sells. However, sometimes a better negotiated commission is available.

                               OTHER INFORMATION

Capital Stock

     The Fund was incorporated in Maryland on December 2, 1986. Capital stock is currently divided into the following classes which are a type of class designated a "series" as that term is defined in the Articles of Incorporation of the Fund: Money Market Portfolio, Bond Portfolio, High Income Portfolio, Growth Portfolio, Income Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Limited-Term Bond Portfolio, Asset Strategy Portfolio and Science and Technology Portfolio.

     The balance of shares authorized but not divided into classes may be issued to an existing Portfolio, or to new series having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors may also change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

     Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio when issued are fully paid and nonassessable.
Voting Rights

     All shares of the Fund have equal voting rights (regardless of the net asset value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

     Matters in which the interests of all the Portfolios are substantially identical (such as the election of Directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of the Investment Management Agreement) will be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, will be voted on separately by the Portfolio.

     Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund.

     The phrase "a majority of the outstanding voting securities" of a series (or of a Fund) means the vote of the lesser of: (1) 67% of the shares of a series (or the Fund) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of a series (or a Fund).

     To the extent required by law, Policyholders are entitled to give voting instructions with respect to Fund shares held in the separate accounts of Participating Insurance Companies. Participating Insurance Companies will vote the shares in accordance with such instructions unless otherwise legally required or permitted to act with respect to such instructions.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 3.93%
 Kohl's Corporation*  ....................   140,000 $  9,537,500
 Nordstrom, Inc.  ........................   114,100    6,874,525
 Payless ShoeSource, Inc.*  ..............   130,000    8,726,250
   Total .................................             25,138,275

Building Materials and Garden Supplies - 2.12%
 Home Depot, Inc. (The)  .................   230,000   13,541,250

Business Services - 1.33%
 BMC Software, Inc.*  ....................    18,000    1,180,116
 Manpower Inc.  ..........................   208,200    7,339,050
   Total .................................              8,519,166

Chemicals and Allied Products - 9.79%
 Bristol-Myers Squibb Company  ...........    70,000    6,623,750
 Colgate-Palmolive Company  ..............   197,000   14,479,500
 Lilly (Eli) and Company  ................   120,000    8,355,000
 Novartis AG (A)  ........................     4,600    7,461,502
 Pfizer Inc.  ............................   131,000    9,767,622
 Schering-Plough Corporation  ............   167,200   10,387,300
 Warner-Lambert Company  .................    44,300    5,493,200
   Total .................................             62,567,874

Communication - 1.38%
 AT&T Corporation  .......................   144,200    8,832,250

Depository Institutions - 9.34%
 BankAmerica Corporation*  ...............   165,400   12,074,200
 Comerica Incorporated  ..................   116,300   10,496,075
 MBNA Corp.  .............................   289,000    7,893,168
 Wells Fargo & Company  ..................    86,200   29,259,469
   Total .................................             59,722,912

Electronic and Other Electric Equipment - 5.93%
 Emerson Electric Co.  ...................   101,900    5,750,930
 General Electric Company  ...............   152,000   11,153,000
 Intel Corporation  ......................    79,300    5,568,288
 Linear Technology Corporation  ..........    33,100    1,905,302
 Philips Electronics N.V. NY Shs  ........   130,000    7,865,000
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   152,400    5,691,073
   Total .................................             37,933,593

Food and Kindred Products - 4.73%
 ConAgra, Inc.  ..........................   200,000    6,562,400
 Dean Foods Company  .....................    66,400    3,950,800
 PepsiCo, Inc.  ..........................   334,900   12,202,751
 Wm. Wrigley Jr. Company  ................    95,000    7,558,390
   Total .................................             30,274,341


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Furniture and Home Furnishings Stores - 0.49%
 CompUSA Inc.*  ..........................   101,800 $  3,155,800

General Merchandise Stores - 1.95%
 Dollar General Corporation  .............   173,000    6,271,250
 Wal-Mart Stores, Inc.  ..................   157,200    6,199,496
   Total .................................             12,470,746

Health Services - 2.51%
 Health Management Associates, Inc.,
   Class A* ..............................   373,500    9,430,875
 Tenet Healthcare Corporation*  ..........   200,000    6,625,000
   Total .................................             16,055,875

Industrial Machinery and Equipment - 7.28%
 Applied Materials, Inc.*  ...............   263,300    7,923,487
 Cisco Systems, Inc.*  ...................   112,650    6,287,222
 EMC Corporation*  .......................   396,600   10,881,514
 Eaton Corporation  ......................    47,300    4,221,525
 Parker Hannifin Corporation  ............   375,900   17,244,413
   Total .................................             46,558,161

Instruments and Related Products - 2.55%
 Input/Output, Inc.*  ....................   250,000    7,421,750
 Medtronic, Inc.  ........................   170,000    8,893,040
   Total .................................             16,314,790

Insurance Carriers - 9.18%
 Allstate Corporation (The)  .............   150,700   13,694,862
 American International Group, Inc.  .....    97,800   10,635,750
 MBIA Inc.  ..............................   175,100   11,698,781
 MGIC Investment Corporation  ............   222,200   14,776,300
 Provident Companies  ....................   203,700    7,867,913
   Total .................................             58,673,606

Miscellaneous Retail - 1.07%
 Walgreen Co.  ...........................   218,300    6,849,163

Motion Pictures - 1.38%
 Walt Disney Company (The)  ..............    89,000    8,816,518

Nondepository Institutions - 5.42%
 Fannie Mae  .............................   319,000   18,202,778
 Freddie Mac  ............................   160,000    6,709,920
 SLM Holding Corporation .................    69,800    9,737,100
   Total .................................             34,649,798


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Petroleum and Coal Products - 2.85%
 Exxon Corporation  ......................   147,000 $  8,994,489
 Royal Dutch Petroleum Company  ..........   170,000    9,211,790
   Total .................................             18,206,279

Printing and Publishing - 2.39%
 Gannett Co., Inc.  ......................   151,400    9,358,337
 Tribune Company  ........................    95,400    5,938,650
   Total .................................             15,296,987

Security and Commodity Brokers - 0.86%
 Franklin Resources, Inc.  ...............    63,000    5,488,875

Tobacco Products - 5.28%
 Philip Morris Companies Inc.  ...........   744,700   33,743,846

Transportation Equipment - 3.71%
 Harley-Davidson, Inc.  ..................   601,800   16,474,275
 Sundstrand Corporation  .................   143,600    7,233,850
   Total .................................             23,708,125

Transportation Services - 0.52%
 Dial Corporation (The)  .................   160,500    3,345,302

Water Transportation - 1.36%
 Carnival Corporation, Class A  ..........   156,800    8,682,800

Wholesale Trade -- Durable Goods - 1.24%
 Johnson & Johnson  ......................   120,200    7,918,175

Wholesale Trade -- Nondurable Goods - 1.80%
 Unilever N.V.  ..........................   184,000   11,488,408

TOTAL COMMON STOCKS - 90.39%                         $577,952,915
 (Cost: $490,175,285)

PREFERRED STOCK - 0.41%
Holding and Other Investment Offices
 LTC Properties, Inc., 9.5%  .............   100,000 $  2,600,000
 (Cost: $2,500,000)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITY - 0.40%
Business Services
 Adaptec Inc., Convertible,
   4.75%, 2-1-2004 (B) ...................    $2,500 $  2,593,750
 (Cost: $2,495,507)


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 0.93%
 Abbott Laboratories,
   5.77%, 1-14-98 ........................   $ 5,920 $  5,907,665

 Depository Institutions - 0.60%
 J.P. Morgan & Co., Incorporated,
   5.8%, 2-5-98 ..........................     3,880    3,858,121

 Electric, Gas and Sanitary Services - 2.44%
 Baltimore Gas and Electric Company,
   5.8%, 1-8-98 ..........................     2,495    2,492,186
 Bay State Gas Co.,
   5.85%, 1-15-98 ........................     3,117    3,109,909
 Commonwealth Edison Co.,
   6.15%, 1-15-98 ........................    10,000    9,976,083
   Total .................................             15,578,178

 Electronic and Other Electric Equipment - 1.01%
 Whirlpool Corp.,
   6.5%, 1-5-98 ..........................     6,460    6,455,335

 Fabricated Metal Products - 0.24%
 Danaher Corporation,
   5.7227%, Master Note ..................     1,510    1,510,000

 Food and Kindred Products - 0.01%
 General Mills, Inc.,
   5.5777%, Master Note ..................        67       67,000

 Insurance Carriers - 0.92%
 USAA Capital Corp.,
   5.8%, 1-29-98 .........................     5,900    5,873,384

 Nondepository Institutions - 1.34%
 Caterpillar Financial Services Corp.,
   5.93%, 1-23-98 ........................     8,615    8,583,780

 Petroleum and Coal Products - 0.60%
 BP America Inc.,
   5.9%, 1-21-98 .........................     3,860    3,847,348

 Security and Commodity Brokers - 0.56%
 Merrill Lynch & Co. Inc.,
   5.82%, 1-16-98 ........................     3,580    3,571,319


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE GROWTH PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Textile Mill Products - 0.13%
 Sara Lee Corporation,
   5.5727%, Master Note ..................    $  852 $    852,000

Total Commercial Paper - 8.78%                         56,104,130

Commercial Paper (Backed by Irrevocable Letter
 of Credit) - 1.37%
 Electric, Gas and Sanitary Services
 AES Hawaii Inc. (Bank of America NT & SA),
   5.85%, 1-30-98 ........................     8,810    8,768,483

TOTAL SHORT-TERM SECURITIES - 10.15%                 $ 64,872,613
 (Cost: $64,872,613)

TOTAL INVESTMENT SECURITIES - 101.35%                $648,019,278
 (Cost: $560,043,405)

LIABILITIES, NET OF CASH AND OTHER ASSETS -  (1.35%)   (8,659,941)

NET ASSETS - 100.00%                                 $639,359,337


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 3.48%
 Gap, Inc. (The)  ........................   265,950   $  9,424,470
 Kohl's Corporation*  ....................    88,300      6,015,438
 Payless ShoeSource, Inc.*  ..............   100,300      6,732,637
   Total .................................               22,172,545

Building Materials and Garden Supplies - 0.87%
 Home Depot, Inc. (The)  .................    93,600      5,510,700

Business Services - 1.39%
 ABM Industries Incorporated  ............    24,600        751,825
 Microsoft Corporation*  .................    62,900      8,127,812
   Total .................................                8,879,637

Chemicals and Allied Products - 17.85%
 Air Products and Chemicals, Inc.  .......    93,800      7,709,141
 Avon Products, Inc.  ....................    42,100      2,583,888
 BetzDearborn Inc.  ......................    53,000      3,236,286
 Colgate-Palmolive Company  ..............    97,800      7,188,300
 Crompton & Knowles Corporation  .........    98,500      2,610,250
 Dow Chemical Company (The)  .............    46,900      4,760,350
 du Pont (E.I.) de Nemours and Company  ..   163,200      9,802,118
 Geon Company (The)  .....................   100,600      2,351,525
 Gillette Company (The)  .................   158,711     15,940,457
 Lilly (Eli) and Company  ................   116,200      8,090,425
 Merck & Co., Inc.  ......................    60,200      6,396,250
 Monsanto Company  .......................   156,300      6,564,600
 Novartis AG (A)  ........................     1,200      1,946,479
 PPG Industries, Inc.  ...................   101,900      5,821,037
 Pfizer Inc.  ............................   109,400      8,157,083
 Praxair, Inc.  ..........................    40,800      1,836,000
 Procter & Gamble Company (The)  .........    97,800      7,805,614
 Solutia Inc.  ...........................    12,840        342,661
 Union Carbide Corporation  ..............    71,400      3,065,702
 Warner-Lambert Company  .................    60,400      7,489,600
   Total .................................              113,697,766

Communication - 3.63%
 AirTouch Communications*  ...............    86,600      3,599,269
 Cox Communications, Inc.*  ..............   118,100      4,731,322
 Grupo Televisa, S.A., GDR*  .............    50,300      1,945,956
 SBC Communications Inc.  ................    40,300      2,951,975
 Teleport Communications Group Inc.*  ....    94,400      5,186,053
 360. Communications Company*  ...........    85,800      1,732,045
 WorldCom, Inc.*  ........................    99,100      3,000,847
   Total .................................               23,147,467


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Depository Institutions - 5.20%
 BankAmerica Corporation*  ...............    87,400   $  6,380,200
 Chase Manhattan Corporation (The)  ......    48,300      5,288,850
 Citicorp  ...............................    47,200      5,967,826
 Credit Suisse Group, Registered
   Shares (A).............................    20,700      3,201,834
 Norwest Corporation  ....................   199,000      7,686,375
 U. S. Bancorp.  .........................    40,800      4,567,030
   Total .................................               33,092,115

Eating and Drinking Places - 0.07%
 TRICON Global Restaurants, Inc.*  .......    16,320        474,292

Electric, Gas and Sanitary Services - 1.05%
 Duke Energy Corp.  ......................   120,600      6,678,225

Electronic and Other Electric Equipment - 9.81%
 Aeroquip-Vickers Inc.  ..................    32,800      1,609,234
 Analog Devices, Inc.*  ..................   386,400     10,698,257
 Emerson Electric Co.  ...................    65,200      3,679,692
 General Electric Company  ...............   195,800     14,366,825
 Harman International Industries,
   Incorporated ..........................    24,150      1,026,375
 Intel Corporation  ......................   160,200     11,248,924
 Lucent Technologies Inc.  ...............    40,900      3,266,887
 Maytag Corporation  .....................   103,700      3,869,254
 Molex Incorporated, Class A  ............   122,166      3,519,847
 NextLevel Systems, Inc.*  ...............   173,200      3,095,950
 Telefonaktiebolaget LM Ericsson, ADR,
   Class B ...............................   163,100      6,090,643
   Total .................................               62,471,888

Food and Kindred Products - 2.61%
 CPC International Inc.  .................    65,900      7,117,200
 Coca-Cola Company (The)  ................    53,900      3,591,088
 PepsiCo, Inc.  ..........................   163,200      5,946,518
   Total .................................               16,654,806

Food Stores - 0.54%
 Kroger Co. (The)*  ......................    92,600      3,420,366

Forestry - 0.93%
 Georgia-Pacific Corporation  ............    34,700      2,108,025
 Georgia-Pacific Corporation, Timber
   Group* ................................    34,700        787,239
 Weyerhaeuser Company  ...................    61,200      3,002,594
   Total .................................                5,897,858

Furniture and Fixtures - 0.10%
 Lear Corporation*  ......................    13,400        636,500


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Furniture and Home Furnishings Stores - 0.73%
 Circuit City Stores, Inc.  ..............   130,500   $  4,640,841

General Building Contractors - 0.49%
 Pulte Corporation  ......................    74,600      3,119,175

General Merchandise Stores - 3.28%
 Dayton Hudson Corporation  ..............   113,700      7,681,799
 Federated Department Stores, Inc.*  .....    70,700      3,044,484
 Wal-Mart Stores, Inc.  ..................   258,000     10,174,746
   Total .................................               20,901,029

Health Services - 0.67%
 Tenet Healthcare Corporation*  ..........   128,600      4,259,875

Industrial Machinery and Equipment - 10.65%
 Applied Materials, Inc.*  ...............   181,700      5,467,898
 Case Corporation  .......................   146,200      8,835,890
 Caterpillar Inc.  .......................   214,000     10,392,268
 Cisco Systems, Inc.*  ...................   108,900      6,077,927
 Compaq Computer Corporation*  ...........   109,550      6,182,673
 Deere & Company  ........................   167,600      9,773,091
 Eaton Corporation  ......................    40,800      3,641,400
 Hewlett-Packard Company  ................    20,200      1,262,500
 Ingersoll-Rand Company  .................    48,900      1,977,369
 International Business Machines
   Corporation ...........................    54,400      5,688,173
 Parker Hannifin Corporation  ............    73,350      3,364,931
 United Technologies Corporation  ........    70,800      5,155,090
   Total .................................               67,819,210

Instruments and Related Products - 4.39%
 General Motors Corporation, Class H  ....    63,400      2,341,806
 Guidant Corporation  ....................   167,400     10,420,650
 Medtronic, Inc.  ........................   130,400      6,821,485
 Raytheon Company, Class A  ..............    42,754      2,108,273
 Xerox Corporation  ......................    84,500      6,237,114
   Total .................................               27,929,328

Insurance Carriers - 0.85%
 American International Group, Inc.   ....    49,500      5,383,125

Miscellaneous Retail - 0.75%
 Costco Companies, Inc.*  ................    74,400      3,317,719
 OfficeMax, Inc.*  .......................   104,625      1,490,906
   Total .................................                4,808,625

Motion Pictures - 0.89%
 Walt Disney Company (The)  ..............    57,100      5,656,440


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 3.67%
 Associates First Capital Corporation  ...    47,400   $  3,409,814
 Fannie Mae  .............................   163,400      9,323,931
 Freddie Mac  ............................   253,600     10,635,223
   Total .................................               23,368,968

Paper and Allied Products - 1.12%
 Champion International Corporation  .....    47,400      2,147,789
 International Paper Company  ............    55,600      2,397,750
 Willamette Industries, Inc.  ............    81,200      2,613,584
   Total .................................                7,159,123

Petroleum and Coal Products - 2.66%
 British Petroleum Company p.l.c.
   (The), ADR ............................    39,200      3,123,730
 Exxon Corporation  ......................    48,100      2,943,095
 Mobil Corporation  ......................    72,200      5,211,901
 Royal Dutch Petroleum Company  ..........   104,800      5,678,798
   Total .................................               16,957,524

Primary Metal Industries - 0.62%
 Aluminum Company of America  ............    56,000      3,941,000

Railroad Transportation - 0.45%
 Burlington Northern Santa Fe Corporation     30,700      2,853,166

Rubber and Miscellaneous Plastics Products - 0.82%
 Goodyear Tire & Rubber Company (The)  ...    81,600      5,191,800

Transportation By Air - 1.28%
 AMR Corporation*  .......................    32,600      4,189,100
 Delta Air Lines, Inc.  ..................    33,500      3,988,577
   Total .................................                8,177,677

Transportation Equipment - 7.36%
 AlliedSignal Inc.  ......................   123,800      4,820,401
 Boeing Company (The)  ...................   103,600      5,069,873
 Chrysler Corporation  ...................   263,700      9,278,812
 Dana Corporation  .......................    62,000      2,945,000
 Ford Motor Company  .....................   142,000      6,913,554
 General Motors Corporation  .............   111,300      6,747,563
 Northrop Grumman Corporation  ...........    78,300      9,004,500
 Sundstrand Corporation  .................    42,000      2,115,750
   Total .................................               46,895,453

Wholesale Trade -- Durable Goods - 0.68%
 Motorola, Inc.  .........................    76,100      4,342,418


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 0.49%
 Safeway Inc.*  ..........................    49,700   $  3,137,313

TOTAL COMMON STOCKS - 89.38%                           $569,276,255
(Cost: $344,668,244)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 1.33%
 Abbott Laboratories,
   5.77%, 1-14-98 ........................   $ 8,490      8,472,310

 Communication - 0.75%
 BellSouth Telecommunications, Inc.,
   5.95%, 1-7-98 .........................     4,790      4,785,250

 Electric, Gas and Sanitary Services - 2.19%
 Bay State Gas Co.,
   5.85%, 1-15-98 ........................     3,900      3,891,127
 Western Resources Inc.,
   6.0%, 1-14-98 .........................    10,050     10,028,225
   Total .................................               13,919,352

 Fabricated Metal Products - 0.02%
 Danaher Corporation,
   5.7227%, Master Note ..................       145        145,000

 Food and Kindred Products - 0.99%
 ConAgra, Inc.,
   6.0%, 1-15-98 .........................     5,470      5,457,237
 General Mills, Inc.,
   5.5777%, Master Note ..................       830        830,000
   Total .................................                6,287,237

 General Merchandise Stores - 0.47%
 May Department Stores Company (The),
   5.74%, 1-12-98 ........................     2,990      2,984,756

 Insurance Agents, Brokers and Service - 1.23%
 Aon Corp.,
   5.9%, 1-30-98 .........................     7,905      7,867,429


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Insurance Carriers - 1.64%
 USAA Capital Corp.:
   5.8%, 1-29-98 .........................   $ 2,770   $  2,757,504
   5.72%, 2-3-98 .........................     7,740      7,699,417
   Total .................................               10,456,921

 Nondepository Institutions - 0.96%
 Caterpillar Financial Services Corp.,
   5.93%, 1-23-98 ........................     6,125      6,102,804

 Textile Mill Products - 0.01%
 Sara Lee Corporation,
   5.5727%, Master Note ..................        60         60,000

 Transportation Equipment - 0.50%
 Dana Credit Corp.,
   6.08%, 2-5-98 .........................     3,205      3,186,055

TOTAL SHORT-TERM SECURITIES - 10.09%                   $ 64,267,114
 (Cost: $64,267,114)

TOTAL INVESTMENT SECURITIES - 99.47%                   $633,543,369
 (Cost: $408,935,358)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.53%         3,360,950

NET ASSETS - 100.00%                                   $636,904,319


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Building Materials and Garden Supplies - 1.13%
 Fastenal Company  .......................     3,000   $  115,311

Business Services - 39.48%
 America Online, Inc.*  ..................     3,000      267,561
 At Home Corporation, Series A*  .........     5,500      137,841
 Autodesk, Inc.  .........................     3,000      110,625
 CKS Group, Inc.*  .......................     3,000       42,468
 Cendant Corporation*  ...................     6,000      206,250
 Checkfree Corporation*   ................     4,000      108,748
 E*TRADE Group, Inc.*  ...................     5,000      115,155
 HBO & Company  ..........................     2,280      109,367
 HCIA Inc.*  .............................     4,200       50,925
 HNC Software Inc.*  .....................     4,000      172,748
 i2 Technologies, Inc.*  .................     3,000      158,343
 IDX Systems Corporation*  ...............     2,500       92,655
 Intuit Inc.*  ...........................     6,000      247,872
 J. D. Edwards*  .........................     7,000      207,809
 Networks Associates, Inc.*  .............     4,000      211,124
 Parametric Technology Corporation*  .....     4,000      189,248
 Primark Corporation*  ...................     6,900      280,740
 Security Dynamics Technologies, Inc.*  ..     3,000      107,436
 Simulation Sciences, Inc.*  .............     6,300      101,588
 TMP Worldwide Inc.*  ....................    10,000      228,750
 Transaction Systems Architects, Inc.*  ..     5,000      189,685
 Vantive Corporation (The)*  .............     5,000      125,625
 Visio Corporation*  .....................     6,000      231,372
 Wind River Systems, Inc.*  ..............     5,000      197,500
 Yahoo! Inc.*  ...........................     2,000      138,686
   Total .................................              4,030,121

Communication - 7.12%
 ACC Corp.*  .............................     3,000      151,875
 AirTouch Communications*  ...............     3,000      124,686
 Intermedia Communications of Florida,
  Inc.*  .................................     4,000      242,748
 Paging Network, Inc.*  ..................     8,000       86,248
 WorldCom Inc.*  .........................     4,000      121,124
   Total .................................                726,681

Electronic and Other Electric Equipment - 16.92%
 ADC Telecommunications, Inc.*  ..........     2,000       83,624
 ADE Corporation*  .......................     3,000       52,500
 Advanced Fibre Communications, Inc.*  ...     6,000      175,500
 ANADIGICS, Inc.*  .......................     2,000       60,750
 Ascend Communications, Inc.*  ...........     2,500       61,482
 Ciena Corp.*  ...........................     3,000      183,750
 Concord Communications, Inc.*  ..........     8,000      164,496
 Excel Switching Corporation*  ...........     6,000      107,622


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment (Continued)
 Linear Technology Corporation  ..........     3,000   $  172,686
 Newbridge Networks Corporation*  ........     5,000      174,375
 Nokia Corporation, Series A, ADR  .......     2,000      140,000
 Novellus Systems, Inc.*  ................     3,000       97,029
 Silicon Valley Group, Inc.*  ............     3,000       68,250
 Tellabs*  ...............................     3,500      184,734
   Total .................................              1,726,798

Engineering and Management Services - 5.12%
 Incyte Pharmaceuticals, Inc.*  ..........     4,000      178,500
 Paychex, Inc.  ..........................     3,000      152,436
 Quintiles Transnational Corp.*  .........     5,000      191,875
   Total .................................                522,811

Food and Kindred Products - 0.93%
 J. M. Smucker Company (The)  ............     4,000       94,500

Furniture and Fixtures - 1.63%
 Lear Corporation*  ......................     3,500      166,250

Health Services - 2.78%
 American Healthcorp, Inc.*  .............    14,000       98,868
 Amsurg Corp., Class A*  .................     1,290        9,755
 Amsurg Corp., Class B*  .................     8,313       64,941
 Vencor, Incorporated*  ..................     4,500      109,966
   Total .................................                283,530

Industrial Machinery and Equipment - 3.27%
 Culligan Water Technologies, Inc.*  .....     3,000      150,750
 Kulicke & Soffa Industries, Inc.*  ......     3,500       65,405
 Lam Research Corporation*  ..............     4,000      117,248
   Total .................................                333,403

Instruments and Related Products - 2.59%
 STERIS Corporation*  ....................     2,900      140,650
 Uniphase Corporation*  ..................     3,000      123,561
   Total .................................                264,211

Miscellaneous Repair Services - 0.94%
 World Access, Inc.*  ....................     4,000       96,500

Wholesale Trade -- Durable Goods - 2.15%
 OmniCare, Inc.  .........................     5,000      155,000
 Peerless Systems Corporation*  ..........     5,000       64,685
   Total .................................                219,685


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SCIENCE AND TECHNOLOGY PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade -- Nondurable Goods - 2.71%
 Cardinal Health, Inc.  ..................     2,000  $   150,250
 800-JR. CIGAR Inc.*  ....................     5,000      126,250
   Total .................................                276,500

TOTAL COMMON STOCKS - 86.77%                          $ 8,856,301
 (Cost: $8,614,356)

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES - 12.78%
Repurchase Agreement
 J. P. Morgan Securities, 5.9%
   Repurchase Agreement dated
   12-31-97 to be repurchased
   at $1,305,428 on 1-2-98 (C)............    $1,305  $ 1,305,000
 (Cost: $1,305,000)

TOTAL INVESTMENT SECURITIES - 99.55%                  $10,161,301
 (Cost: $9,919,356)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.45%          45,876

NET ASSETS - 100.00%                                  $10,207,177


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS
Argentina - 0.29%
 Capex S.A., Class A (A)  ................    50,000 $    332,500

Australia - 0.91%
 Reinsurance Australia Corporation
   Limited (A) ...........................   400,000    1,042,720

Brazil - 0.62%
 CompanLia de Saneamento Desico do
   Estado De Sao Paulo (A) ............... 3,000,000      712,366

Denmark - 2.09%
 Neurosearch A/S (A)*  ...................    20,000    1,340,029
 Sydbank A/S (A)  ........................    18,500    1,053,192
   Total .................................              2,393,221

Finland - 0.94%
 Nokia Corporation, Series K (A)  ........    15,000    1,073,749

France - 7.03%
 Accor S.A. (A)  .........................     5,500    1,022,648
 Atos SA (A)*  ...........................     5,044      650,385
 Business Objects S.A., ADR*  ............    31,000      319,672
 Coflexip Stena Offshore SA, ADR  ........    25,000    1,399,200
 GEA Grenobloise d'Electronique et
   d'Automatismes (A) ....................     6,000      171,480
 Generale de Geophysique S.A. (A)*  ......     8,000    1,023,562
 Societe Generale (A) ....................    10,000    1,362,534
 Societe Industrielle de Transports
   Automobiles S.A. (A) ..................     3,500      668,805
 Suez Lyonnaise des Eaux (A)  ............    13,000    1,438,636
   Total .................................              8,056,922

Germany - 6.71%
 Altana AG (A)  ..........................     9,000      617,946
 Bayer Group (A)  ........................    29,000    1,083,449
 Depfa Bank (A)  .........................    19,500    1,155,668
 Hoechst AG (A)  .........................    53,100    1,859,843
 Schering AG (A)  ........................     8,500      819,898
 Siemens AG (A)  .........................    20,000    1,184,189
 VEBA AG (A)  ............................    14,300      973,898
   Total .................................              7,694,891


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)
Italy - 5.75%
 Alleanza Assicurazioni (A)  .............   114,000 $  1,134,843
 CSP International Industria
   Calze S.p.A. (A)* .....................    50,000      564,037
 Credito Italiano S.p.A. (A)  ............   412,000    1,270,828
 Instituto Nazionale delle
   Assicurazioni (A) .....................   630,000    1,312,723
 Istituto Bancario San Paolo di
   Torino S.p.A. (A) .....................   126,000    1,204,071
 Telecom Italia Mobile S.p.A., Risp (A)  .   250,000    1,102,629
   Total .................................              6,589,131

Mexico - 1.59%
 Empresas ICA Sociedad Controladora,
   S.A. de C.V., ADS .....................    50,000      821,850
 Gruma, S.A., Class B (A)*  ..............    71,400      283,193
 Grupo Financiero Inbursa, S.A. de
   C.V., Class B (A) .....................   175,234      714,576
   Total .................................              1,819,619

Netherlands - 9.38%
 Akzo Nobel N.V. (A)  ....................     8,000    1,379,569
 Benckiser N.V., B Shares (A)* ...........    30,000    1,241,553
 Fugro N.V. (A)  .........................    43,355    1,321,629
 Internatio-Muller N.V. (A)  .............    30,750      967,716
 Koninklijke Boskalis
   Westminster N.V. (A) ..................    47,900      850,589
 Ordina N.V. (A)*  .......................    81,000    1,114,734
 Smit Internationale N.V. (A)  ...........    42,000    1,139,447
 Stork N.V. (A)  .........................    10,000      345,287
 Verenigd Bezit VNU (A)  .................    85,000    2,398,264
   Total .................................             10,758,788

Norway - 2.43%
 Merkantildata A/S (A)  ..................    61,000    2,101,309
 Schibsted AS (A)  .......................    40,000      686,241
   Total .................................              2,787,550

Portugal - 2.06%
 Portugal Telecom, S.A., ADS  ............    27,500    1,292,500
 Telecel-Comunicacaoes Pessoais, SA (A)*      10,000    1,065,703
   Total .................................              2,358,203

Russian Federation - 1.30%
 Open Joint Stock Company
   Vimpel-Communications, ADR* ...........    41,805    1,489,303

Spain - 0.88%
 Aldeasa, S.A. (A)*  .....................    47,500    1,006,858


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS AND RIGHTS (Continued)

Sweden - 4.46%
 Biacore International AB, ADR*  .........    25,000 $    217,175
 Biora AB, ADR*  .........................    20,000      421,240
 Bure Investment AB (A)  .................    65,000      856,439
 Frontec AB, Class B (A)*  ...............    54,900      481,087
 Munters AB (A)*  ........................    89,000      768,683
 Skandia Group Insurance Company Ltd. (A)     50,200    2,370,403
   Total .................................              5,115,027

Switzerland - 11.40%
 AFG Arbonia-Forster Holding AG (A)*  ....       975      480,460
 Brauerei Eichhof AG (A)  ................       280      843,200
 Choco Lindt & Spru AG, Registered (A)  ..        50      965,026
 Credit Suisse Group, Registered Shares (A)   26,000    4,021,628
 Julius Baer Holding AG (A)  .............       500      927,383
 Novartis AG (A)  ........................     1,500    2,433,098
 SWISS BANK CORPORATION, BASLE (A)  ......     5,200    1,615,769
 Swisslog Holding AG (A)*  ...............    24,250    1,784,187
   Total .................................             13,070,751

Thailand - 0.02%
 Srithai Superware Public Company
   Limited, F (A) ........................   130,000       19,187

United Kingdom - 20.03%
 British Petroleum Company
   p.l.c. (The) (A) ......................    85,000    1,124,163
 COLT Telecom Group plc, ADR*  ...........    40,800    1,726,330
 Corporate Services Group plc (A)  .......   575,000    2,011,407
 Freepages Group plc (A)*  ............... 2,000,000    1,075,707
 General Electric Company plc (A) ........   350,000    2,267,606
 Hays plc (A)  ...........................   100,000    1,331,084
 Imperial Tobacco (A)  ...................   250,000    1,572,503
 Ionica Group plc (A)*  ..................   184,000      420,035
 Johnson Matthey plc (A)  ................   140,000    1,253,075
 Misys plc (A)  ..........................    94,545    2,856,992
 Newsquest plc (A)*  .....................   230,000    1,004,759
 Rentokil Initial plc (A)  ...............   254,500    1,126,124
 Royal and Sun Alliance Insurance
   Group plc (A)..........................   112,500    1,141,809
 Siebe plc (A)  ..........................    63,000    1,240,544
 Vodafone Group Plc (A)  .................   250,000    1,806,533
 Williams plc (A)  .......................   185,000    1,002,624
   Total .................................             22,961,292

United States - 1.17%
 ESG Re Limited*  ........................    31,000      724,625
 Rofin-Sinar Technologies Inc.*  .........    51,000      618,375
   Total .................................              1,343,000


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

TOTAL COMMON STOCKS AND RIGHTS - 79.06%              $ 90,625,078
 (Cost: $79,621,262)

PREFERRED STOCKS
Brazil - 1.16%
 Telebras S.A., ADR, Convertible  ........    11,400    1,327,382

Germany - 4.10%
 Marschollek, Lautenschlager und
   Partner AG, Convertible (A) ...........    12,890 $  3,260,660
 Moebel Walther AG, Convertible (A)  .....    10,000      274,643
 Porsche AG, Convertible (A)  ............       700    1,167,510
   Total .................................              4,702,813

Portugal - 1.20%
 Lusomundo-SGPS, S.A., Convertible (A)  ..   150,000    1,373,567

TOTAL PREFERRED STOCKS - 6.46%                       $  7,403,762
 (Cost: $4,974,111)
                                                Face
                                           Amount in
                                           Thousands

UNREALIZED GAIN ON OPEN FORWARD CURRENCY CONTRACTS - 0.33%
 Deutsche Marks, 6-4-98 (D)  .............   DM3,293      142,270
 Deutsche Marks, 7-29-98 (D)  ............   DM5,105       33,460
 French Francs, 6-4-98 (D)  ..............   F19,522      206,149
   Total .................................            $   381,879

                                           Principal
                                           Amount in
                                           Thousands

SHORT-TERM SECURITIES
Commercial Paper
 Electric, Gas and Sanitary Services - 2.38%
 Northern Illinois Gas Co.,
   5.75%, 1-21-98 ........................    $2,740    2,731,247

 Fabricated Metal Products - 0.76%
 Danaher Corporation,
   5.7227%, Master Note ..................       865      865,000

 Food and Kindred Products - 2.83%
 ConAgra, Inc.,
   6.0%, 1-15-98 .........................     3,175    3,167,592
 General Mills, Inc.,
   5.5777%, Master Note ..................        80       80,000
   Total .................................              3,247,592


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE INTERNATIONAL PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Petroleum and Coal Products - 4.89%
 BP America Inc.,
   5.9%, 1-21-98 .........................    $5,625 $  5,606,562

 Textile Mill Products - 0.73%
 Sara Lee Corporation,
   5.5727%, Master Note ..................       836      836,000

 Transportation Equipment - 2.35%
 Dana Credit Corp.,
   6.08%, 2-5-98 .........................     2,715    2,698,951

TOTAL SHORT-TERM SECURITIES - 13.94%                 $ 15,985,352
 (Cost: $15,985,352)

TOTAL INVESTMENT SECURITIES - 99.79%                 $114,396,071
 (Cost: $100,580,725)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.21%         235,234

NET ASSETS - 100.00%                                 $114,631,305


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Amusement and Recreation Services - 1.26%
 American Skiing Company*  ...............   126,000 $  1,874,250

Auto Repair, Services and Parking - 2.69%
 Avis Rent A Car, Inc.*  .................   125,000    3,992,125

Business Services - 10.51%
 Cerner Corporation*  ....................   140,000    2,983,680
 FORE Systems, Inc.*  ....................   100,000    1,525,000
 Freepages Group plc (A)*  ............... 4,500,000    2,420,340
 Intuit Inc.*  ...........................   125,000    5,164,000
 PMT Services, Inc.*  ....................   250,000    3,492,000
   Total .................................             15,585,020

Chemicals and Allied Products - 5.71%
 Carson, Inc.  ...........................    84,500      565,051
 Genzyme Corporation - General Division*     125,000    3,460,875
 OSI Pharmaceuticals, Inc.*  .............   150,000    1,003,050
 Spiros Development Corporation II,
   Inc., Dura Pharmaceuticals,
   Inc., Units (E)* ......................   200,000    3,437,400
   Total .................................              8,466,376

Communication - 3.71%
 COLT Telecom Group plc, ADR*  ...........   130,000    5,500,560

Eating and Drinking Places - 2.17%
 G B Foods Corp.*  .......................   114,000    1,246,818
 WSMP Inc.*  .............................    72,000    1,971,000
   Total .................................              3,217,818

Electric, Gas and Sanitary Services - 6.19%
 Allied Waste Industries, Inc., New*  ....   200,000    4,668,600
 Casella Waste Systems, Inc., Class A*  ..   120,000    3,127,440
 Waste Industries, Inc.*  ................    75,000    1,373,400
   Total .................................              9,169,440

Electronic and Other Electric Equipment - 0.50%
 Tegal Corp.*  ...........................   150,600      748,181

Engineering and Management Services - 4.61%
 AHL Services*  ..........................   134,000    3,299,750
 Cornell Corrections, Inc.*  .............   170,000    3,527,500
   Total .................................              6,827,250

Health Services - 7.80%
 Alternative Living Services, Inc.*  .....    68,900    2,032,550
 American Retirement Corporation*  .......   115,000    2,300,000
 Centennial HealthCare Corporation*  .....   146,000    3,294,052
 Quorum Health Group, Inc.*  .............   150,000    3,937,500
   Total .................................             11,564,102


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Industrial Machinery and Equipment - 2.92%
 RADCOM LTD.*  ...........................   150,000 $  1,031,250
 Waterlink, Inc.*  .......................   200,000    3,300,000
   Total .................................              4,331,250

Instruments and Related Products - 6.87%
 ESC Medical Systems Ltd.*  ..............   130,000    5,029,310
 Maxxim Medical, Inc.*  ..................   125,000    2,718,750
 St. Jude Medical, Inc.*  ................    80,000    2,440,000
   Total .................................             10,188,060

Insurance Carriers - 1.58%
 ESG Re Limited*  ........................   100,000    2,337,500

Paper and Allied Products - 2.10%
 IVEX Packaging Corporation*  ............   129,500    3,108,000

Personal Services - 6.13%
 Carriage Services, Inc.*  ...............   125,000    2,351,500
 Equity Corporation International*  ......   135,000    3,121,875
 Loewen Group Inc. (The)  ................   140,000    3,613,680
   Total .................................              9,087,055

Social Services - 0.57%
 Capital Senior Living Corporation*  .....    80,400      839,135

Transportation Services - 1.15%
 C. H. Robinson Worldwide, Inc.  .........    75,300    1,698,919

TOTAL COMMON STOCKS - 66.47%                         $ 98,535,041
 (Cost: $87,270,641)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Health Services - 2.07%
 Alternative Living Services, Inc., Convertible,
   5.25%, 12-15-2002 .....................    $2,650    3,060,750

Holding and Other Investment Offices - 0.82%
 LTC Properties, Inc., Convertible,
   8.25%, 7-1-2001 .......................     1,000    1,221,250

TOTAL CORPORATE DEBT SECURITIES - 2.89%                $4,282,000
 (Cost: $3,650,000)


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES
Commercial Paper
 Communication - 4.64%
 BellSouth Telecommunications, Inc.,
   5.92%, 1-13-98 ........................    $6,890 $  6,876,404

 Depository Institutions - 1.08%
 J.P. Morgan & Co. Incorporated,
   5.8%, 2-5-98 ..........................     1,615    1,605,893

 Electric, Gas and Sanitary Services - 9.96%
 Northern Illinois Gas Co.,
   5.75%, 1-21-98 ........................     2,930    2,920,640
 Western Resources Inc.,
   6.0%, 1-14-98 .........................     6,590    6,575,722
 Wisconsin Electric Power Co.,
   5.77%, 2-10-98 ........................     5,310    5,275,957
   Total .................................             14,772,319

 Fabricated Metal Products - 0.93%
 Danaher Corporation,
   5.7227%, Master Note ..................     1,379    1,379,000

 Food and Kindred Products - 0.99%
 ConAgra, Inc.,
   6.0%, 1-15-98 .........................     1,000      997,667
 General Mills, Inc.,
   5.5777%, Master Note ..................       468      468,000
   Total .................................              1,465,667

 Insurance Carriers - 2.99%
 USAA Capital Corp.,
   5.72%, 2-3-98 .........................     4,450    4,426,667

 Nondepository Institutions - 7.10%
 Caterpillar Financial Services Corp.,
   5.93%, 1-23-98 ........................     4,930    4,912,134
 General Motors Acceptance Corporation,
   6.25%, 1-14-98 ........................     5,625    5,612,305
   Total .................................             10,524,439

 Petroleum and Coal Products - 1.12%
 BP America Inc.,
   5.9%, 1-21-98 .........................     1,665    1,659,542

 Security and Commodity Brokers - 1.08%
 Merrill Lynch & Co. Inc.,
   5.82%, 1-16-98 ........................     1,605    1,601,108


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE SMALL CAP PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Textile Mill Products - 0.73%
 Sara Lee Corporation,
   5.5727%, Master Note ..................    $1,089$   1,089,000

 Transportation Equipment - 0.96%
 Dana Credit Corp.,
   6.08%, 2-5-98 .........................     1,430    1,421,547

TOTAL SHORT-TERM SECURITIES - 31.58%                 $ 46,821,586
 (Cost: $46,821,586)

TOTAL INVESTMENT SECURITIES - 100.94%                $149,638,627
 (Cost: $137,742,227)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.94%)    (1,400,369)

NET ASSETS - 100.00%                                 $148,238,258


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Agricultural Production -- Crops - 0.81%
 Dole Food Company, Inc.  ................    12,000  $   549,000

Apparel And Accessory Stores - 1.80%
 Kohl's Corporation*  ....................     8,000      545,000
 Payless ShoeSource, Inc.*  ..............    10,000      671,250
   Total .................................              1,216,250

Building Materials and Garden Supplies - 0.82%
 Sherwin-Williams Company (The)  .........    20,000      555,000

Chemicals and Allied Products - 7.69%
 A. Schulman, Inc.  ......................    25,000      631,250
 American Home Products Corporation  .....     4,000      306,000
 Avon Products, Inc.  ....................     4,300      263,913
 Crompton & Knowles Corporation  .........    14,300      378,950
 Dow Chemical Company (The)  .............     3,500      355,250
 du Pont (E.I.) de Nemours and Company  ..     4,800      288,298
 Hoechst AG (A)  .........................    16,100      563,907
 International Flavors & Fragrances Inc.       6,000      309,000
 Monsanto Company  .......................    14,800      621,600
 Pfizer Inc.  ............................    11,000      820,182
 Warner-Lambert Company  .................     5,400      669,600
   Total .................................              5,207,950

Communication - 2.47%
 AT&T Corporation  .......................    15,000      918,750
 SBC Communications Inc.  ................    10,300      754,475
   Total .................................              1,673,225

Depository Institutions - 2.07%
 BankAmerica Corporation*  ...............     9,000      657,000
 Wells Fargo & Company  ..................     2,200      746,761
   Total .................................              1,403,761

Electric, Gas and Sanitary Services - 2.94%
 Baltimore Gas and Electric Company  .....     7,600      258,400
 Houston Industries Incorporated  ........    12,000      320,244
 PECO Energy Company  ....................    14,000      339,500
 Southern Company (The)  .................    13,000      336,375
 Unicom Corporation  .....................    24,000      738,000
   Total .................................              1,992,519

Electronic and Other Electric Equipment - 2.50%
 Emerson Electric Co.  ...................    12,500      705,463
 Intel Corporation  ......................     4,000      280,872
 U. S. Industries, Inc.  .................    23,500      707,937
   Total .................................              1,694,272


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Food and Kindred Products - 5.53%
 Beringer Wine Estates
   Holdings, Inc.,........................    12,500  $   476,562
 CPC International Inc.  .................     4,500      486,000
 ConAgra, Inc.  ..........................    11,800      387,182
 General Mills, Inc.  ....................     8,000      573,000
 Heinz (H. J.) Company  ..................    12,000      609,744
 Hormel Foods Corporation  ...............    20,000      655,000
 Ralston Purina Co.  .....................     6,000      557,622
   Total .................................              3,745,110

General Merchandise Stores - 2.07%
 Penney (J.C.) Company, Inc.  ............    13,500      814,212
 Wal-Mart Stores, Inc.  ..................    15,000      591,555
   Total .................................              1,405,767

Health Services - 0.96%
 Tenet Healthcare Corporation*  ..........    19,600      649,250

Holding and Other Investment Offices - 2.22%
 Equity Office Properties Trust  .........    20,000      631,240
 LTC Properties, Inc.  ...................    18,000      373,500
 National Health Investors, Inc.  ........    12,000      502,500
   Total .................................              1,507,240

Industrial Machinery and Equipment - 1.02%
 Deere & Company  ........................     6,000      349,872
 Parker Hannifin Corporation  ............     7,400      339,475
   Total .................................                689,347

Instruments and Related Products - 0.64%
 St. Jude Medical, Inc.*  ................    14,200      433,100

Insurance Carriers - 1.59%
 Chubb Corporation (The)  ................     9,200      695,750
 Hartford Financial Services Group Inc. (The)  4,100      383,604
   Total .................................              1,079,354

Metal Mining - 0.45%
 Homestake Mining Company  ...............    34,000      301,750

Miscellaneous Retail - 1.56%
 Costco Companies, Inc.*  ................    15,000      668,895
 Paper Warehouse, Inc.*  .................    50,000      390,600
   Total .................................              1,059,495

Nondepository Institutions - 0.89%
 Freddie Mac  ............................    14,400      603,893


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 2.48%
 Anadarko Petroleum Corporation  .........     9,300  $   564,389
 Noble Affiliates, Inc.  .................     8,500      299,625
 Santa Fe International Corp.  ...........     9,000      365,625
 Schlumberger Limited  ...................     5,600      450,800
   Total .................................              1,680,439

Paper and Allied Products - 1.42%
 Champion International Corporation  .....    10,800      489,370
 Union Camp Corporation  .................     8,800      472,445
   Total .................................                961,815

Petroleum and Coal Products - 3.62%
 British Petroleum Company p.l.c.
   (The), ADR ............................     5,000      398,435
 Mobil Corporation  ......................     9,600      692,995
 Royal Dutch Petroleum Company  ..........    15,400      834,480
 Tosco Corporation  ......................    14,000      529,368
   Total .................................              2,455,278

Primary Metal Industries - 0.54%
 British Steel plc, ADR  .................    17,000      364,429

Printing and Publishing - 4.23%
 Gannett Co., Inc.  ......................    12,000      741,744
 McGraw-Hill Companies, Inc. (The)  ......     5,200      384,800
 Meredith Corporation  ...................    20,000      713,740
 New York Times Company (The), Class A  ..     9,200      608,350
 Viacom Inc., Class B*  ..................    10,000      414,370
   Total .................................              2,863,004

Railroad Transportation - 1.60%
 Burlington Northern Santa Fe Corporation      6,300      585,503
 Union Pacific Corporation  ..............     8,000      499,496
   Total .................................              1,084,999

Stone, Clay, and Glass Products - 1.08%
 USG Corporation*  .......................    15,000      735,000

Transportation Equipment - 2.75%
 Chrysler Corporation  ...................    15,700      552,436
 Echlin Inc.  ............................    17,000      615,179
 TRW Inc.  ...............................    13,000      693,875
   Total .................................              1,861,490


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Services - 1.08%
 Dial Corporation (The)  .................    35,000  $   729,505

Wholesale Trade -- Durable Goods - 0.84%
 Motorola, Inc.  .........................    10,000      570,620

TOTAL COMMON STOCKS - 57.67%                          $39,072,862
 (Cost: $32,729,412)

PREFERRED STOCK - 0.89%
Communication
 Telebras S.A., ADR, Convertible  ........     5,200   $  605,473
 (Cost: $494,927)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Building Materials and Garden Supplies - 0.78%
 Home Depot, Inc. (The), Convertible,
   3.25%, 10-1-2001 ......................    $  400      525,500

Electronic and Other Electric Equipment - 0.51%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........       257      346,750

Nondepository Institutions - 1.48%
 National Rural Utilities Cooperative Finance Corp.,
   6.1%, 12-22-2000 ......................     1,000    1,001,250

Oil and Gas Extraction - 0.37%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable) ........       261      247,500

Security and Commodity Brokers - 0.60%
 Salomon Inc.,
   7.625%, 5-15-99 (Exchangeable) ........       266      410,000

TOTAL CORPORATE DEBT SECURITIES - 3.74%               $ 2,531,000
 (Cost: $2,183,750)


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BALANCED PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association,
   7.0%, 9-1-2025 ........................    $4,033  $ 4,061,977
 United States Treasury:
   5.5%, 2-28-99 .........................     1,000      998,440
   6.875%, 8-31-99 .......................       250      254,687
   7.75%, 11-30-99 .......................     1,500    1,555,545
   7.125%, 2-29-2000 .....................       500      514,455
   5.25%, 1-31-2001 ......................     2,000    1,975,620
   6.375%, 8-15-2002 .....................     1,100    1,128,358
   7.5%, 2-15-2005 .......................     2,250    2,472,885
   6.25%, 8-15-2023 ......................       250      257,500
   6.75%, 8-15-2026 ......................     3,000    3,302,820

TOTAL UNITED STATES GOVERNMENT SECURITIES - 24.38%    $16,522,287
 (Cost: $15,970,311)

SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 0.32%
 Danaher Corporation,
   5.7227%, Master Note ..................       216      216,000

 Food and Kindred Products - 1.93%
 General Mills, Inc.,
   5.5777%, Master Note ..................     1,311    1,311,000

 General Merchandise Stores - 3.78%
 May Department Stores Company (The),
   5.74%, 1-12-98 ........................     2,565    2,560,501

 Petroleum and Coal Products - 6.44%
 BP America Inc.,
   5.9%, 1-21-98 .........................     4,375    4,360,660

 Textile Mill Products - 1.19%
 Sara Lee Corporation,
   5.5727%, Master Note ..................       810      810,000

TOTAL SHORT-TERM SECURITIES - 13.66%                  $ 9,258,161
 (Cost: $9,258,161)

TOTAL INVESTMENT SECURITIES - 100.34%                 $67,989,783
 (Cost: $60,636,561)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.34%)      (231,047)

NET ASSETS - 100.00%                                  $67,758,736


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS
Agricultural Production -- Crops - 1.03%
 Dole Food Company, Inc.  ................     2,200     $  100,650

Apparel and Accessory Stores - 1.71%
 Payless ShoeSource, Inc.*  ..............     2,500        167,813

Business Services - 3.90%
 BISYS Group, Inc. (The)*  ...............     2,200         73,425
 BMC Software, Inc.*  ....................     2,700        177,017
 Intuit Inc.*  ...........................     3,200        132,199
   Total .................................                  382,641

Chemicals and Allied Products - 2.65%
 Warner-Lambert Company  .................     2,100        260,400

Depository Institutions - 6.40%
 BankAmerica Corporation*  ...............     2,000        146,000
 Norwest Corporation  ....................     4,600        177,675
 U. S. Bancorp  ..........................       900        100,744
 Wells Fargo & Company  ..................       600        203,662
   Total .................................                  628,081

Electric, Gas and Sanitary Services - 1.64%
 Duke Energy Corp.  ......................     2,900        160,587

Food and Kindred Products - 0.55%
 CPC International Inc.  .................       500         54,000

General Merchandise Stores - 1.17%
 Wal-Mart Stores, Inc.  ..................     2,900        114,367

Health Services - 0.80%
 Centennial HealthCare Corporation*  .....     3,500         78,967

Miscellaneous Retail - 1.41%
 Costco Companies, Inc.*  ................     3,100        138,238

Oil and Gas Extraction - 1.28%
 Tom Brown, Inc.*  .......................     6,500        125,937

Personal Services - 1.70%
 Equity Corporation International*  ......     7,200        166,500

Petroleum and Coal Products - 4.19%
 British Petroleum Company p.l.c.
   (The), ADR ............................     2,500        199,218
 Royal Dutch Petroleum Company  ..........     3,900        211,329
   Total .................................                  410,547


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Transportation Equipment - 0.86%
 Chrysler Corporation   ..................     2,400     $   84,449

Wholesale Trade - Nondurable Goods - 1.07%
 Fresh Del Monte Produce N.V.*  ..........     7,200        105,300

TOTAL COMMON STOCKS - 30.36%                             $2,978,477
 (Cost: $2,704,013)
                                           Principal
                                           Amount in
                                           Thousands
CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 2.02%
 BOC Group, Inc., (The)
   5.875%, 1-29-2001 .....................      $200        197,800

Communication - 0.99%
 Comtel Brasileira Ltd.,
   10.75%, 9-26-2004 (B) .................       100         97,000

Depository Institutions - 4.06%
 Banco de Inversion y Comercio
   Exterior S.A.,
   9.375%, 12-27-2000 (B) ................       200        199,000
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.5%, 7-1-2000 ........................       200        199,500
   Total .................................                  398,500

Electric, Gas and Sanitary Services - 1.95%
 Companhia Paranaense de Energia-COPEL,
   9.75%, 5-2-2005 (B)....................       200        191,500

Food and Kindred Products - 3.48%
 JG Summit Holdings, Inc.,
   8.0%, 5-6-2002 (B) ....................       200        159,000
 Cervejarias Kaiser S.A.,
   8.875%, 9-26-2005 (B) .................       200        182,000
   Total .................................                  341,000

Industrial Machinery and Equipment - 2.05%
 Tyco International Ltd.,
   6.5%, 11-1-2001 .......................       200        201,106

Textile Mill Products - 0.46%
 Polysindo International Finance Company B.V.,
   13.0%, 6-15-2001 ......................        50         45,500

TOTAL CORPORATE DEBT SECURITIES - 15.01%                 $1,472,406
 (Cost: $1,531,334)


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

OTHER GOVERNMENT SECURITY - 2.07%
Argentina
 Republic of Argentina (The),
   9.25%, 2-23-2001 ......................    $  200     $  203,300
 (Cost: $201,617)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Banks:
   7.0%, 6-30-2005 .......................       200        199,656
   7.275%, 3-20-2006 .....................       250        250,077
   7.17%, 8-20-2007 ......................       200        200,000
   6.5%, 2-15-2023 .......................     1,873        372,784
 United States Treasury:
   7.25%, 2-15-98 ........................        60         60,103
   7.125%, 2-29-2000 .....................        60         61,735
   7.5%, 2-15-2005 .......................       130        142,878
   6.25%, 2-15-2007 ......................       400        412,748

TOTAL UNITED STATES GOVERNMENT SECURITIES - 17.33%       $1,699,981
 (Cost: $1,728,492)

SHORT-TERM SECURITIES
Commercial Paper
 Depository Institutions - 5.07%
 J.P. Morgan & Co. Incorporated,
 5.8%, 2-5-98  ...........................       500        497,181

 Electric, Gas and Sanitary Services - 5.68%
 Companhia Paranaense de Energia- COPEL,
   0.0%, 3-24-98 .........................       100         98,003
 Northern Illinois Gas Co.,
   5.75%, 1-21-98 ........................       460        458,530
   Total .................................                  556,533

 Fabricated Metal Products - 4.78%
 Danaher Corporation,
   5.7227%, Master Note ..................       469        469,000

 Food and Kindred Products - 3.29%
 General Mills, Inc.,
   5.5777%, Master Note ..................       323        323,000

 General Merchandise Stores - 4.58%
 May Department Stores Company (The),
   5.74%, 1-12-98 ........................       450        449,211

 Insurance Carriers - 4.06%
 USAA Capital Corp.,
   5.8%, 1-29-98 .........................       400        398,195


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE ASSET STRATEGY PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Security and Commodity Brokers - 4.07%
 Merrill Lynch & Co. Inc.,
   5.84%, 1-16-98 ........................      $400    $   399,027

 Textile Mill Products - 2.79%
 Sara Lee Corporation,
   5.5727%, Master Note ..................       274        274,000

TOTAL SHORT-TERM SECURITIES - 34.32%                     $3,366,147
 (Cost: $3,366,147)

TOTAL INVESTMENT SECURITIES - 99.09%                     $9,720,311
 (Cost: $9,531,603)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.91%            89,189

NET ASSETS - 100.00%                                     $9,809,500


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

BANK OBLIGATIONS
Certificates of Deposit
 Domestic - 2.31%
 Morgan Guaranty Trust Company of New York,
   5.8%, 7-28-98 .........................    $1,000  $   998,973

 Yankee - 4.61%
 Canadian Imperial Bank of Commerce,
   5.95%, 6-29-98 ........................     1,000      998,809
 Societe Generale - New York,
   5.85%, 3-3-98 .........................     1,000      999,458
   Total .................................              1,998,267

Total Certificates of Deposit - 6.92%                   2,997,240

Commercial Paper - 3.23%
 Deutsche Bank Financial Inc.,
   5.84%, 1-6-98 .........................     1,400    1,398,864

TOTAL BANK OBLIGATIONS - 10.15%                       $ 4,396,104
 (Cost: $4,396,104)

CORPORATE OBLIGATIONS
Commercial Paper
 Chemicals and Allied Products - 9.97%
 Abbott Laboratories,
   5.77%, 1-14-98 ........................     1,500    1,496,875
 BOC Group Inc.,
   5.6%, 2-13-98 .........................     1,335    1,326,070
 PPG Industries, Inc.,
   5.63%, 1-29-98 ........................     1,500    1,493,432
   Total .................................              4,316,377

 Communication - 4.15%
 BellSouth Telecommunications Inc.,
   5.95%, 1-7-98 .........................     1,800    1,798,215

 Electric, Gas and Sanitary Services - 12.11%
 Bay State Gas Co.,
   5.62%, 1-5-98 .........................     1,555    1,554,029
 Florida Power Corp.,
   5.8%, 1-6-98 ..........................     1,360    1,358,904
 Northern Illinois Gas Co.,
   5.52%, 1-9-98 .........................     1,400    1,398,283
 Questar Corp.,
   5.72%, 1-20-98 ........................       935      932,177
   Total .................................              5,243,393


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Commercial Paper (Continued)
 Fabricated Metal Products - 3.75%
 Danaher Corporation,
   5.7227%, Master Note ..................    $1,625 $  1,625,000

 Food and Kindred Products - 7.01%
 General Mills, Inc.,
   5.5777%, Master Note ..................     1,542    1,542,000
 Seagram (Joseph E.) & Sons Inc.,
   5.9%, 1-20-98 .........................     1,500    1,495,329
   Total .................................              3,037,329

 General Merchandise Stores - 1.27%
 Dillard Investment Co. Inc.,
   5.7%, 1-27-98 .........................       550      547,736

 Industrial Machinery and Equipment - 6.74%
 Hewlett-Packard Co.,
   5.95%, 1-21-98 ........................     1,500    1,495,042
 Minnesota Mining and Manufacturing Co.,
   5.8%, 1-9-98 ..........................     1,425    1,423,163
   Total .................................              2,918,205

 Insurance Carriers - 2.39%
 USAA Capital Corp.,
   5.72%, 2-3-98 .........................     1,040    1,034,547

 Metal Mining - 3.45%
 BHP Finance (USA) Inc.,
   5.71%, 2-4-98 .........................     1,500    1,491,911

 Nondepository Institutions - 3.45%
 Caterpillar Financial Services Corp.,
   5.93%, 1-23-98 ........................     1,500    1,494,564

 Personal Services - 3.69%
 Block Financial Corp.,
   5.82%, 2-19-98 ........................     1,610    1,597,246

 Textile Mill Products - 4.15%
 Sara Lee Corp.,
   5.5727%, Master Note ..................     1,797    1,797,000

Total Commercial Paper - 62.13%                        26,901,523


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE OBLIGATIONS (Continued)
Notes
 Auto Repair, Services and Parking - 2.31%
 PHH Corporation,
   5.9314%, 6-24-98 ......................   $ 1,000 $  1,000,000

 Electric, Gas and Sanitary Services - 4.63%
 Baltimore Gas and Electric Company,
   5.8089%, 3-2-98 .......................     1,000    1,000,000
 PacifiCorp,
   8.75%, 2-12-98 ........................     1,000    1,003,319
   Total .................................              2,003,319

 Food and Kindred Products - 2.31%
 PepsiCo Inc.,
   6.125%, 1-15-98 .......................     1,000    1,000,180

 Security and Commodity Brokers - 3.46%
 Merrill Lynch & Co., Inc.,
   5.9288%, 2-27-98 ......................     1,500    1,500,011

Total Notes - 12.71%                                    5,503,510

TOTAL CORPORATE OBLIGATIONS - 74.84%                  $32,405,033
 (Cost: $32,405,033)

MUNICIPAL OBLIGATIONS
New Jersey - 0.61%
 New Jersey Economic Development Authority,
   Federally Taxable Variable Rate Demand/
   Fixed Rate Revenue Bonds (The Morey
   Organization, Inc. Project), Series of 1997
   (CoreStates Bank, N.A.),(#)
   5.9%, 1-7-98 ..........................       265      265,000

Pennsylvania - 4.13%
 Schuylkill County Industrial Development
   Authority, Commercial Development Revenue
   Bonds (Midway Supermarket, Inc. Project),
   Taxable Series of 1995 (CoreStates Bank, N.A.),
   5.9%, 1-7-98 ..........................     1,590    1,590,000
 Montgomery County Industrial Development
   Authority, Taxable Fixed Rate/Variable
   Rate Demand Revenue Bonds (410 Horsham
   Associates Project), Series of 1995
   (CoreStates Bank, N.A.),
   5.9%, 1-7-98 ..........................       200      200,000
   Total .................................              1,790,000


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE MONEY MARKET PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

MUNICIPAL OBLIGATIONS (Continued)
Texas - 4.61%
 Gulf Coast Waste Disposal Authority, Pollution
   Control Revenue Bonds (Amoco Oil Company
   Project), Taxable Series 1995,
   5.64%, 1-12-98 ........................   $ 1,000  $ 1,000,000
 Metrocrest Hospital Authority, Series 1989A
   (The Bank of New York),
   5.6376%, 2-3-98........................     1,000      994,832
   Total .................................              1,994,832

TOTAL MUNICIPAL OBLIGATIONS - 9.35%                   $ 4,049,832
 (Cost: $4,049,832)

UNITED STATES GOVERNMENT OBLIGATION - 2.31%
 Student Loan Marketing Association,
   5.729%, 2-17-98........................     1,000  $ 1,000,000
 (Cost: $1,000,000)

TOTAL INVESTMENT SECURITIES - 96.65%                  $41,850,969
 (Cost: $41,850,969)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 3.35%       1,449,180

NET ASSETS - 100.00%                                  $43,300,149


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 6.71%
 American Home Products Corporation,
   7.7%, 2-15-2000 .......................      $100   $  102,937
 ICI Wilmington, Inc.,
   9.5%, 11-15-2000 ......................        75       81,187
 Praxair, Inc.,
   6.7%, 4-15-2001 .......................       100      101,322
   Total .................................                285,446

Depository Institutions - 9.77%
 Ahmanson (H.F.),
   6.35%, 9-1-98 .........................       100      100,177
 BankAmerica Corporation,
   9.7%, 8-1-2000 ........................       100      108,078
 NationsBank Corporation,
   5.125%, 9-15-98 .......................       100       99,442
 Wells Fargo & Company,
   8.375%, 5-15-2002 .....................       100      107,764
   Total .................................                415,461

Electric, Gas and Sanitary Services - 2.38%
 UtiliCorp United,
   6.875%, 10-1-2004 .....................       100      101,391

Electronic and Other Electric Equipment - 2.46%
 Black & Decker Corp.,
   7.5%, 4-1-2003 ........................       100      104,416

Furniture and Fixtures - 2.37%
 Masco Corporation,
   6.625%, 9-15-99 .......................       100      100,648

General Merchandise Stores - 2.37%
 Sears, Roebuck and Co.,
   9.25%, 4-15-98 ........................       100      100,838

Instruments and Related Products - 4.52%
 Baxter International Inc.,
   7.625%, 11-15-2002 ....................       100      105,497
 Polaroid Corporation,
   8.0%, 3-15-99 .........................        85       86,591
   Total .................................                192,088


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Nondepository Institutions - 8.46%
 Associates Corporation of North America,
   7.875%, 9-30-2001 .....................      $100   $  105,415
 Ford Motor Credit Company,
   8.0%, 1-15-99 .........................       150      152,753
 General Motors Acceptance Corporation,
   7.75%, 1-15-99 ........................       100      101,570
   Total .................................                359,738

Paper and Allied Products - 2.39%
 International Paper Company,
   6.875%, 7-10-2000 .....................       100      101,461

Petroleum and Coal Products - 3.75%
 Chevron Corporation,
   8.11%, 12-1-2004 ......................       100      106,717
 Texaco Capital Inc.,
   9.0%, 12-15-99 ........................        50       52,540
   Total .................................                159,257

Railroad Transportation - 2.48%
 Union Pacific Corporation,
   7.875%, 2-15-2002 .....................       100      105,295

Security and Commodity Brokers - 2.43%
 Salomon Inc.,
   7.75%, 5-15-2000 ......................       100      103,197

Textile Mill Products - 2.40%
 Fruit of the Loom, Inc.,
   7.875%, 10-15-99 ......................       100      102,242

Transportation by Air - 2.41%
 Federal Express Corporation,
   10.0%, 9-1-98 .........................       100      102,576

Wholesale Trade -- Durable Goods - 2.46%
 Westinghouse Electric Corporation,
   8.875%, 6-1-2001 ......................       100      104,772

TOTAL CORPORATE DEBT SECURITIES - 57.36%               $2,438,826
 (Cost: $2,408,058)


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE LIMITED-TERM BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation,
   7.0%, 5-15-2005 .......................      $100   $  101,343
 Federal National Mortgage Association:
   6.0%, 11-1-2000 .......................        61       60,067
   7.27%, 4-24-2003 ......................       100      100,187
   7.95%, 3-7-2005 .......................       100      103,828
   7.15%, 9-21-2005 ......................       100      100,281
   7.5%, 11-15-2006 ......................       100      101,969
   6.5%, 12-1-2010 .......................        89       89,483
   6.0%, 1-1-2011 ........................        82       81,006
   6.5%, 2-1-2011 ........................        85       85,048
   7.0%, 5-1-2011 ........................        86       87,267
   7.0%, 7-1-2011 ........................        87       88,332
   7.0%, 9-1-2012 ........................        98       99,755
   6.0%, 9-25-2014 .......................        79       78,399
   11.0%, 10-1-2020 ......................        26       30,085
   7.0%, 4-1-2026 ........................        93       93,476
 Government National Mortgage Association,
   7.0%, 9-15-2008 .......................        61       61,572

TOTAL UNITED STATES GOVERNMENT SECURITIES - 32.03%     $1,362,098
 (Cost: $1,350,153)

SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 3.03%
 Danaher Corporation,
   5.7227%, Master Note ..................       129      129,000

 Food and Kindred Products - 1.91%
 General Mills, Inc.,
   5.5777%, Master Note ..................        81       81,000

 Textile Mill Products - 3.95%
 Sara Lee Corporation,
   5.5727%, Master Note ..................       168      168,000

TOTAL SHORT-TERM SECURITIES - 8.89%                    $  378,000
 (Cost: $378,000)

TOTAL INVESTMENT SECURITIES - 98.28%                   $4,178,924
 (Cost: $4,136,211)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.72%          73,183

NET ASSETS - 100.00%                                   $4,252,107


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 4.99%
 Dow Capital BV,
   9.0%, 5-15-2010 .......................    $  500  $   591,195
 Dow Chemical Company (The),
   8.55%, 10-15-2009 .....................     1,000    1,153,860
 Procter & Gamble Company (The),
   8.0%, 9-1-2024 ........................     2,000    2,401,740
 Rohm & Haas,
   9.375%, 11-15-2019 ....................       750      818,437
   Total .................................              4,965,232

Communication - 6.97%
 Bell Telephone Company of Pennsylvania (The),
   8.35%, 12-15-2030 .....................     1,000    1,245,710
 BellSouth Telecommunications, Inc.,
   5.85%, 11-15-2045 .....................     1,000    1,006,450
 Brooks Fiber Properties, Inc.,
   0.0%, 3-1-2006 (F) ....................       250      207,500
 Centel Capital Corporation,
   9.0%, 10-15-2019 ......................     1,000    1,231,260
 Jones Intercable, Inc.,
   9.625%, 3-15-2002 .....................       500      536,250
 Tele-Communications, Inc.,
   6.58%, 2-15-2005 ......................     1,000    1,065,050
 Turner Broadcasting System, Inc.,
   8.375%, 7-1-2013 ......................     1,000    1,122,020
 U S WEST, Inc.,
   8.4%, 9-15-99 .........................       500      518,555
   Total .................................              6,932,795

Depository Institutions - 10.42%
 AmSouth Bancorporation,
   6.75%, 11-1-2025 ......................     1,500    1,536,945
 Chevy Chase Savings Bank, F.S.B.,
   9.25%, 12-1-2005 ......................       500      515,000
 Citicorp,
   9.5%, 2-1-2002 ........................       500      556,870
 J.P. Morgan & Co. Incorporated,
   7.54%, 1-15-2027 ......................     1,500    1,523,790
 Kansallis-Osake-Pankki,
   10.0%, 5-1-2002 .......................     1,000    1,136,390
 NBD Bank, National Association,
   8.25%, 11-1-2024 ......................     1,000    1,213,900
 NationsBank Corporation,
   8.57%, 11-15-2024 .....................     1,000    1,242,290
 Riggs National Corporation,
   8.5%, 2-1-2006 ........................     1,500    1,573,290


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions (Continued)
 SouthTrust Bank of Alabama, N.A.:
   5.58%, 2-6-2006 .......................    $  500  $   493,130
   7.69%, 5-15-2025 ......................       500      575,850
   Total .................................             10,367,455

Electric, Gas and Sanitary Services - 6.95%
 Cajun Electric Power Cooperative, Inc.,
   8.92%, 3-15-2019 ......................     1,000    1,077,510
 California Infrastructure and Economic
   Development Bank, Special Purpose
   Trust:
   PG&E-1,
   6.42%, 9-25-2008 ......................       500      505,080
   SCE-1,
   6.38%, 9-25-2008 ......................       750      756,952
 Cleveland Electric Illuminating Co. (The),
   9.5%, 5-15-2005 .......................       678      751,916
 Consolidated Edison Company of New York, Inc.,
   8.05%, 12-15-2027 .....................       500      526,790
 El Paso Electric Company,
   7.25%, 2-1-99 .........................       500      502,345
 Kansas Gas and Electric Company,
   7.6%, 12-15-2003 ......................     1,000    1,056,370
 Niagara Mohawk Power,
   9.5%, 6-1-2000 ........................       500      529,020
 Pacific Gas & Electric Co.,
   6.875%, 12-1-99 .......................       500      501,390
 Pennsylvania Power & Light Co.,
   9.25%, 10-1-2019 ......................       656      709,536
   Total .................................              6,916,909

Food and Kindred Products - 3.14%
 Anheuser-Busch,
   7.0%, 9-1-2005 ........................       500      508,970
 Coca-Cola Enterprises Inc.,
   0.0%, 6-20-2020 .......................    10,000    2,266,800
 Nabisco, Inc.,
   6.8%, 9-1-2001 ........................       345      351,669
   Total .................................              3,127,439

Food Stores - 0.54%
 Kroger Co. (The),
   7.65%, 4-15-2007 ......................       500      534,355

Health Services - 1.03%
 Tenet Healthcare Corporation:
   7.875%, 1-15-2003 .....................       500      506,250
   8.625%, 12-1-2003 .....................       500      521,250
   Total .................................              1,027,500


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Hotels and Other Lodging Places - 1.67%
 Marriott International, Inc.,
   7.875%, 4-15-2005 .....................    $1,000  $ 1,087,990
 RHG Finance Corporation,
   8.875%, 10-1-2005 .....................       500      568,175
   Total .................................              1,656,165

Instruments and Related Products - 0.76%
 Raytheon Company,
   6.45%, 8-15-2002 ......................       750      753,683

Insurance Carriers - 0.53%
 Reliance Group Holdings, Inc.,
   9.0%, 11-15-2000 ......................       500      524,170

Lumber and Wood Products - 0.24%
 Doman Industries Limited,
   8.75%, 3-15-2004 ......................       250      238,750

Nondepository Institutions - 10.53%
 Associates Corporation of North America,
   7.95%, 2-15-2010 ......................       500      561,255
 CHYPS CBO 1997-1 Ltd.,
   6.72%, 1-15-2010 (B) ..................     1,500    1,451,250
 CWMBS, Inc.,
   6.5%, 4-25-2024 .......................     2,000    1,993,440
 Chrysler Financial Corporation,
   12.75%, 11-1-99 .......................     1,000    1,110,320
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................       250      289,045
 General Motors Acceptance Corporation,
   8.875%, 6-1-2010 ......................     1,000    1,193,970
 IMC Home Equity Loan Trust 1997-5 A7,
   6.9%, 1-20-2022 .......................     1,000    1,007,500
 National Rural Utilities Cooperative
   Finance Corp., Series C,
   6.1%, 12-22-2000 ......................       500      500,625
 Residential Asset Securities Corporation,
   Mortgage Pass-Through Certificates,
   1995-KS3 Class D,
   8.0%, 10-25-2024 ......................     1,000    1,042,890
 U S WEST Communications Group, Inc.,
   6.95%, 1-15-2037 ......................       750      772,553
 Westinghouse Electric Corporation,
   8.875%, 6-14-2014 .....................       500      555,410
   Total .................................             10,478,258


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Oil and Gas Extraction - 3.17%
 Anadarko Petroleum Corporation,
   7.25%, 3-15-2025 ......................    $1,000  $ 1,091,440
 Louis Dreyfus Natural Gas Corp.,
   9.25%, 6-15-2004 ......................       500      560,000
 Mitchell Energy & Development Corp.,
   9.25%, 1-15-2002 ......................        27       29,337
 Oryx Energy Company,
   10.0%, 4-1-2001 .......................       400      439,428
 YPF Sociedad Anoima,
   8.0%, 2-15-2004 .......................     1,000    1,032,670
   Total .................................              3,152,875

Paper and Allied Products - 1.61%
 Boise Cascade Office Products Corporation,
   9.875%, 2-15-2001 .....................       500      518,890
 Canadian Pacific Forest Products Ltd.,
   9.25%, 6-15-2002 ......................     1,000    1,077,220
   Total .................................              1,596,110

Printing and Publishing - 0.55%
 Viacom International Inc.,
   10.25%, 9-15-2001 .....................       500      550,480

Security and Commodity Brokers - 1.00%
 Salomon Inc.,
   3.65%, 2-14-2002 ......................     1,000      997,610

Stone, Clay and Glass Products - 1.61%
 Owens-Corning Fiberglas Corporation,
   8.875%, 6-1-2002 ......................       500      544,065
 Owens-Illinois, Inc.,
   7.85%, 5-15-2004 ......................       500      525,270
 USG Corporation,
   9.25%, 9-15-2001 ......................       500      535,000
   Total .................................              1,604,335

United States Postal Service - 0.25%
 Postal Square Limited Partnership,
   6.5%, 7-15-2022 .......................       250      250,625

Wholesale Trade -- Durable Goods- 2.72%
 Fisher Scientific International Inc.,
   7.125%, 12-15-2005 ....................       900      842,103
 Motorola, Inc.,
   8.4%, 8-15-2031 .......................     1,500    1,858,905
   Total .................................              2,701,008


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

TOTAL CORPORATE DEBT SECURITIES - 58.68%              $58,375,754
 (Cost: $55,601,683)

OTHER GOVERNMENT SECURITIES
Canada - 5.15%
 Hydro-Quebec:
   8.05%, 7-7-2024 .......................   $ 1,000    1,151,270
   7.4%, 3-28-2025 .......................     1,000    1,215,850
 Province de Quebec:
   5.67%, 2-27-2026 ......................       500      527,015
   6.29%, 3-6-2026 .......................     1,000    1,031,020
 Province of Nova Scotia,
   8.25%, 11-15-2019......................     1,000    1,192,530
   Total .................................              5,117,685

Supranational - 1.19%
 Inter-American Development Bank,
   8.4%, 9-1-2009 ........................     1,000    1,187,540

TOTAL OTHER GOVERNMENT SECURITIES - 6.34%              $6,305,225
 (Cost: $5,729,703)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Mortgage Corporation:
   7.5%, 2-15-2007 .......................     2,000    2,053,120
   7.5%, 11-15-2017 ......................     1,538    1,561,547
   7.5%, 4-15-2019 .......................     1,490    1,531,405
   7.95%, 12-15-2020 .....................     3,000    3,082,500
 Federal National Mortgage Association:
   7.0%, 9-25-2020 .......................       500      510,000
   6.5%, 11-25-2020 ......................       819      819,400
 Government National Mortgage Association:
   7.5%, 7-15-2023 .......................     1,924    1,980,127
   7.5%, 12-15-2023 ......................     2,052    2,111,935
   8.0%, 9-15-2025 .......................     1,727    1,814,573
   7.0%, 7-20-2027 .......................       653      656,325
   7.0%, 8-20-2027 .......................     1,318    1,324,449
   7.75%, 10-15-2031 .....................       319      330,301
 United States Treasury:
   6.75%, 5-31-99 ........................     1,000    1,014,690
   5.75%, 10-31-2000 .....................     6,000    6,007,500
   5.25%, 1-31-2001 ......................     1,000      987,810
   0.0%, 2-15-2019 .......................     2,000      561,060
 United States Department of Veterans Affairs,
   Guaranteed Remic Pass-Through Certificates,
   Vendee Mortgage Trust, 1997-2 Class C,
   7.5%, 8-15-2017 .......................     2,000    2,081,860


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE BOND PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

TOTAL UNITED STATES GOVERNMENT SECURITIES - 28.57%    $28,428,602
 (Cost: $27,828,923)

SHORT-TERM SECURITIES
Commercial Paper
 Fabricated Metal Products - 2.17%
 Danaher Corporation,
   5.7227%, Master Note ..................    $2,156    2,156,000

 Food and Kindred Products - 0.52%
 General Mills, Inc.,
   5.5777%, Master Note ..................       517      517,000

 General Merchandise Stores - 1.08%
 May Department Stores Company (The),
   5.74%, 1-12-98 ........................     1,075    1,073,115

 Textile Mill Products - 1.42%
 Sara Lee Corporation,
   5.5727%, Master Note ..................     1,417    1,417,000

TOTAL SHORT-TERM SECURITIES - 5.19%                   $ 5,163,115
 (Cost: $5,163,115)

TOTAL INVESTMENT SECURITIES - 98.78%                  $98,272,696
 (Cost: $94,323,424)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.22%       1,216,573

NET ASSETS - 100.00%                                  $99,489,269


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                              Shares        Value

COMMON STOCKS AND WARRANTS
Communication - 0.28%
 Heartland Wireless Communications,
   Inc., Warrants (B)* ...................     3,000  $        30
 Iridium LLC, Warrants (B)*  .............       500       61,250
 Microcell Telecommunications Inc.,
   Conditional Warrants (B)* .............     5,000            5
 Microcell Telecommunications Inc.,
   Warrants(B)* ..........................     5,000       69,150
 Primus Telecommunications Group,
   Incorporated, Warrants* ...............       500        5,000
 Young Broadcasting Inc.*  ...............     5,000      195,935
   Total .................................                331,370

Electronic and Other Electric Equipment - 0.02%
 Electronic Retailing Systems
   International, Inc., Warrants* ........       500       10,000
 Powertel, Inc., Warrants*  ..............     2,400       17,700
   Total  ................................                 27,700

Furniture and Fixtures - 0.32%
 Lear Corporation*  ......................     8,000      380,000

General Building Contractors - 0.40%
 Walter Industries, Inc.*  ...............    23,272      479,985

TOTAL COMMON STOCKS AND WARRANTS - 1.02%             $  1,219,055
 (Cost: $925,842)

PREFERRED STOCKS
Communication - 0.50%
 IXC Communications, Inc., 12.5% (B)*  ...       514      601,380

Depository Institutions - 0.73%
 California Federal Bank,
   F.S.B., 10.625% .......................     5,000      552,500
 California Federal Preferred Capital
   Corporation, 9.125% ...................    12,500      325,000
   Total .................................                877,500

Printing and Publishing - 0.44%
 PRIMEDIA Inc., 10.0%*  ..................     5,000      522,500

TOTAL PREFERRED STOCKS - 1.67%                       $  2,001,380
 (Cost: $1,827,444)


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Agricultural Production -- Crops - 0.47%
 Hines Horticulture, Inc.,
   11.75%, 10-15-2005 ....................    $  500 $    556,875

Agricultural Production -- Livestock - 0.26%
 Pilgrim's Pride Corporation,
   10.875%, 8-1-2003 .....................       300      313,500

Amusement and Recreation Services - 2.39%
 American Skiing Company,
   12.0%, 7-15-2006 ......................     1,000    1,105,000
 Showboat Marina Casino Partnership,
   13.5%, 3-15-2003 ......................       500      602,500
 Trump Hotels & Casino Resorts
   Holdings, L.P.,
   15.5%, 6-15-2005 ......................     1,000    1,145,000
   Total .................................              2,852,500

Apparel and Accessory Stores - 0.42%
 Wilsons The Leather Experts Inc.,
   11.25%, 8-15-2004 (B) .................       500      498,750

Apparel and Other Textile Products - 3.05%
 CONSOLTEX GROUP INC.,
   11.0%, 10-1-2003 ......................     1,000    1,040,000
 Pillowtex Corporation:
   10.0%, 11-15-2006 .....................       500      532,500
   9.0%, 12-15-2007 (B) ..................     1,000    1,023,750
 WestPoint Stevens Inc.,
   9.375%, 12-15-2005 ....................     1,000    1,050,000
   Total .................................              3,646,250

Automotive Dealers and Service Stations - 0.83%
 Chief Auto Parts Inc.,
   10.5%, 5-15-2005 ......................     1,000      990,000

Business Services - 4.32%
 Adams Outdoor Advertising Limited Partnership,
   10.75%, 3-15-2006 .....................       750      821,250
 Coinmach Laundry Corporation,
   11.75%, 11-15-2005 (B) ................       500      553,750
 DecisionOne Holdings Corp., Units,
   0.0%, 8-1-2008 (F) (G) ................     1,750    1,137,500
 Federal Data Corporation,
   10.125%, 8-1-2005 (B) .................       500      507,500
 Lamar Advertising Company,
   9.625%, 12-1-2006 .....................     1,000    1,080,000


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Business Services (Continued)
 UNICCO Service Company,
   9.875%, 10-15-2007 (B) ................    $  500 $    501,875
 Universal Outdoor, Inc.,
   9.75%, 10-15-2006 .....................       500      561,250
   Total .................................              5,163,125

Chemicals and Allied Products - 3.32%
 Carson, Inc.,
   10.375%, 11-01-2007 (B) ...............       500      500,000
 Dade International Inc.,
   11.125%, 5-1-2006 .....................       500      556,250
 Freedom Chemical Company,
   10.625%, 10-15-2006 ...................     1,250    1,375,000
 Sovereign Specialty Chemicals, Inc.,
   9.5%, 8-1-2007 (B) ....................       500      513,750
 Spinnaker Industries, Inc.,
   10.75%, 10-15-2006 ....................     1,000    1,026,250
   Total .................................              3,971,250

Coal Mining - 0.52%
 AEI Holding Company, Inc.,
   10.0%, 11-15-2007 (B) .................       600      616,500

Communication - 20.18%
 Adelphia Communications Corporation:
   10.25%, 7-15-2000 .....................       500      517,500
   12.5%, 5-15-2002 ......................       175      185,500
   9.25%, 10-1-2002 ......................       500      510,000
   10.5%, 7-15-2004 ......................       500      540,000
   9.875%, 3-1-2007 ......................       500      526,250
 Allbritton Communications Company,
   9.75%, 11-30-2007 .....................       500      511,250
 American Radio Systems Corporation,
   9.0%, 2-1-2006 ........................       750      795,000
 Argyle Television Operations, Inc.,
   9.75%, 11-1-2005 ......................       700      784,000
 Cablevision Systems Corporation,
   9.875%, 2-15-2013 .....................     1,450    1,598,625
 Comcast Corporation,
   9.5%, 1-15-2008 .......................       350      370,986
 Concentric Network Corporation,
   12.75%, 12-15-2007 (B) ................       750      770,625
 Crown Castle International Corp.,
   0.0%, 11-15-2007 (B)(F) ...............     1,000      631,250
 Diamond Cable Communications Plc,
   0.0%, 12-15-2005 (F) ..................       500      388,750


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Communication (Continued)
 GST Telecommunications,
   0.0%, 11-15-2007 (F) ..................    $1,000  $ 1,042,500
 Intermedia Communications of Florida, Inc.,
   0.0%, 5-15-2006 (F) ...................       750      596,250
 Iridium LLC:
   11.25%, 7-15-2005 (B) .................       500      492,500
   13.0%, 7-15-2005 ......................     1,000    1,050,000
 Marcus Cable Co.,
   0.0%, 12-15-2005 (F) ..................       500      432,500
 Marcus Cable Operating Company, L.P.,
   0.0%, 8-1-2004 (F) ....................     1,500    1,387,500
 Microcell Telecommunications Inc.,
   0.0%, 6-1-2006 (F) ....................     1,750    1,181,250
 Nextel Communications, Inc.:
   0.0%, 8-15-2004 (F) ...................     1,000      890,000
   0.0%, 10-31-2007 (B)(F) ...............     1,000      613,750
 NEXTLINK Communications, Inc.,
   9.625%, 10-1-2007 .....................       900      929,250
 Primus Telecommunications Group, Incorporated,
   11.75%, 8-1-2004 ......................       500      535,000
 Rogers Cantel Inc.,
   9.375%, 6-1-2008 ......................       500      527,500
 Rogers Communications Inc.,
   8.875%, 7-15-2007 .....................       500      500,000
 Salem Communications Corporation,
   9.5%, 10-1-2007 (B) ...................       500      511,250
 Sprint Spectrum L.P.,
   0.0%, 8-15-2006 (F) ...................     1,000      775,000
 Teleport Communications Group Inc.,
   0.0%, 7-1-2007 (F).....................     1,250    1,018,750
 Vanguard Cellular Systems, Inc.,
   9.375%, 4-15-2006 .....................       500      520,000
 Videotron Plc,
   0.0%, 8-15-2005 (F) ...................       500      442,245
 WinStar Communications, Inc.:
   0.0%, 10-15-2005 (Convertible) (B)(F) .       500      523,750
   0.0%, 10-15-2005 (F) ..................       500      641,250
 Wireless One, Inc., Units,
   0.0%, 8-1-2006 (F)(H) .................       500      125,000
 WorldCom, Inc.:
   9.375%, 1-15-2004......................       435      460,565
   8.875%, 1-15-2006 .....................       737      792,953
   Total .................................             24,118,499


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Depository Institutions - 1.34%
 First Nationwide Holdings Inc.:
   9.125%, 1-15-2003 .....................    $1,000 $  1,040,000
   12.5%, 4-15-2003 ......................       500      567,500
   Total .................................              1,607,500

Eating and Drinking Places - 0.43%
 SC International Services, Inc.,
   9.25%, 9-1-2007 (B) ...................       500      516,250

Electric, Gas and Sanitary Services - 1.23%
 Allied Waste Industries, Inc.,
   0.0%, 6-1-2007 (B)(F) .................     1,000      702,500
 Allied Waste North America, Inc.,
   10.25%, 12-1-2006 .....................       700      768,250
   Total .................................              1,470,750

Electronic and Other Electric Equipment - 1.96%
 Communications Instruments, Inc.,
   10.0%, 9-15-2004 (B) ..................       450      459,000
 Electronic Retailing Systems
   International, Inc.,
   0.0%, 2-1-2004 (F) ....................       500      340,000
 Omnipoint Corporation,
   11.625%, 8-15-2006 ....................       500      531,875
 Telex Communications, Inc.,
   10.5%, 5-1-2007 .......................       500      493,750
 Viasystems, Inc.,
   9.75%, 6-1-2007 .......................       500      516,250
   Total .................................              2,340,875

Engineering and Management Services - 0.68%
 United International Holdings, Inc.,
   0.0%, 11-15-99 ........................     1,000      810,000

Fabricated Metal Products - 3.25%
 Neenah Corporation:
   11.125%, 5-1-2007 .....................       500      550,000
   11.125%, 5-1-2007 .....................     1,000    1,100,000
 Nortek, Inc.,
   9.875%, 3-1-2004 ......................       500      511,250
 Safety Components International, Inc.,
   10.125%, 7-15-2007 ....................     1,150    1,188,812
 U.S. Can Corporation,
   10.125%, 10-15-2006 ...................       500      528,750
   Total .................................              3,878,812


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Food and Kindred Products - 1.28%
 B & G Foods, Inc.,
   9.625%, 8-1-2007 (B) ..................    $  500 $    505,000
 Southern Foods Group, L.P.,
   9.875%, 9-1-2007 (B) ..................       500      519,375
 Tom's Foods Inc.,
   10.5%, 11-1-2004 (B) ..................       500      500,000
   Total .................................              1,524,375

Food Stores - 1.78%
 Big V Supermarkets, Inc.,
   11.0%, 2-15-2004 ......................       500      522,500
 Pueblo Xtra International, Inc.,
   9.5%, 8-1-2003 ........................       500      476,250
 Ralphs Grocery Company,
   11.0%, 6-15-2005 ......................     1,000    1,135,000
   Total .................................              2,133,750

Furniture and Fixtures - 1.27%
 Lear Seating Corporation,
   8.25%, 2-1-2002 .......................     1,500    1,518,750

General Building Contractors - 0.91%
 NVR L.P.,
   11.0%, 4-15-2003 ......................     1,000    1,085,000

Health Services - 3.62%
 Genesis ElderCare Acquisition Corp.,
   9.0%, 8-1-2007 (B) ....................       750      735,938
 Magellan Health Services, Inc.,
   11.25%, 4-15-2004 .....................     1,500    1,665,000
 Paragon Health Network, Inc.,
   9.5%, 11-1-2007 (B) ...................       900      902,250
 Tenet Healthcare Corporation:
   8.0%, 1-15-2005 .......................       500      508,750
   8.625%, 1-15-2007 .....................       500      516,250
   Total .................................              4,328,188

Holding and Other Investment Offices - 2.11%
 Grupo Industrial Durango, S.A. de C.V.,
   12.625%, 8-1-2003 .....................     1,000    1,117,500
 LTC Properties, Inc., Convertible,
   8.5%, 1-1-2000 ........................     1,000    1,403,750
   Total .................................              2,521,250


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Hotels and Other Lodging Places - 3.99%
 CapStar Hotel Company,
   8.75%, 8-15-2007 ......................    $  500  $   518,750
 HMC Acquisition Properties, Inc.,
   9.0%, 12-15-2007 ......................       500      522,500
 Prime Hospitality Corp.:
   9.25%, 1-15-2006 ......................     1,500    1,595,625
   9.75%, 4-1-2007 .......................       500      535,000
 Showboat, Inc.,
   9.25%, 5-1-2008 .......................     1,000    1,070,000
 Station Casinos, Inc.,
   10.125%, 3-15-2006 ....................       500      527,500
   Total .................................              4,769,375

Industrial Machinery and Equipment - 3.02%
 American Standard Inc.,
   9.875%, 6-1-2001 ......................     1,000    1,041,250
 Falcon Building Products, Inc.,
   0.0%, 6-15-2007 (F) ...................     2,000    1,320,000
 National Equipment Services, Inc.,
   10.0%, 11-30-2004 (B) .................       750      744,375
 Walbro Corporation,
   10.125%, 12-15-2007 (B) ...............       500      510,000
   Total .................................              3,615,625

Instruments and Related Products - 2.27%
 Cole National Group, Inc.,
   9.875%, 12-31-2006 ....................       500      532,500
 InterCel, Inc.,
   0.0%, 2-1-2006 (F) ....................       750      550,312
 Maxxim Medical, Inc.,
   10.5%, 8-1-2006 .......................     1,500    1,627,500
   Total .................................              2,710,312

Lumber and Wood Products - 0.89%
 Triangle Pacific Corp.,
   10.5%, 8-1-2003 .......................     1,000    1,070,000

Miscellaneous Manufacturing Industries - 0.85%
 Amscan Holdings Inc.,
   9.875%, 12-15-2007 (B) ................       500      511,250
 Hedstrom Corporation,
   10.0%, 6-1-2007 .......................       500      505,000
   Total .................................              1,016,250


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Miscellaneous Retail - 0.93%
 Michaels Stores, Inc.,
   10.875%, 6-15-2006 ....................    $1,000 $  1,107,500

Motion Pictures - 2.29%
 AMC Entertainment, Inc.,
   9.5%, 3-15-2009 .......................       500      512,500
 Hollywood Theaters, Inc.,
   10.625%, 8-1-2007 (B) .................     1,000    1,065,000
 MacAndrews & Forbes Group, Incorporated,
   13.0%, 3-1-99 .........................        81       81,000
 Plitt Theatres, Inc.,
   10.875%, 6-15-2004 ....................     1,000    1,081,250
   Total .................................              2,739,750

Nondepository Institutions - 0.84%
 Delta Financial Corporation,
   9.5%, 8-1-2004 ........................     1,000    1,000,000

Oil and Gas Extraction - 1.79%
 Cross Timbers Oil,
   8.75%, 11-1-2009 (B) ..................       500      510,000
 Flores & Rucks, Inc.,
   9.75%, 10-1-2006 ......................     1,000    1,097,500
 Pride Petroleum Services, Inc.,
   9.375%, 5-1-2007 ......................       500      537,500
   Total .................................              2,145,000

Paper and Allied Products - 2.85%
 Container Corporation of America,
   11.25%, 5-1-2004 ......................     1,500    1,635,000
 Fort Howard Corporation,
   11.0%, 1-2-2002 .......................       436      456,569
 Huntsman Packaging Corporation,
   9.125%, 10-1-2007 (B) .................       750      774,375
 Mail-Well Corporation,
   10.5%, 2-15-2004 ......................       500      536,250
   Total .................................              3,402,194

Personal Services - 0.46%
 Prime Succession Acquisition Corp.,
   10.75%, 8-15-2004 .....................       500      550,000

Primary Metal Industries - 0.43%
 Weirton Steel Corporation,
   11.375%, 7-1-2004 .....................       500      520,000


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Printing and Publishing - 2.67%
 American Media Operations, Inc.,
   11.625%, 11-15-2004 ...................    $1,000 $  1,085,000
 K-III Communications Corporation,
   8.5%, 2-1-2006 ........................       500      508,750
 Perry-Judd's Incorporated,
   10.625%, 12-15-2007 (B) ...............       650      669,500
 TransWestern Publishing Company LLC,
   9.625%, 11-15-2007 (B) ................       900      931,500
   Total .................................              3,194,750

Real Estate - 0.42%
 Delco Remy International, Inc.,
   8.625%, 12-15-2007 ....................       500      506,250

Rubber and Miscellaneous Plastics Products - 0.89%
 Burke Industries, Inc.,
   10.0%, 8-15-2007 (B) ..................       500      520,000
 LDM Technologies, Inc.,
   10.75%, 1-15-2007 .....................       500      542,500
   Total .................................              1,062,500

Textile Mill Products - 2.44%
 Avondale Mills, Inc.,
   10.25%, 5-1-2006 ......................       500      537,500
 Collins & Aikman Products Co.,
   11.5%, 4-15-2006 ......................       500      561,875
 Delta Mills, Inc.,
   9.625%, 9-1-2007 (B) ..................     1,250    1,275,000
 Glenoit Corporation,
   11.0%, 4-15-2007 (B) ..................       500      538,750
   Total .................................              2,913,125

Transportation Equipment - 1.23%
 Advanced Accessory Systems, LLC.,
   9.75%, 10-1-2007 (B) ..................       500      493,750
 Aetna Industries, Inc.,
   11.875%, 10-1-2006 ....................       500      455,000
 Westinghouse Air Brake Company,
   9.375%, 6-15-2005 .....................       500      521,250
   Total .................................              1,470,000

Transportation Services - 0.63%
 Transportacion Maritima Mexicana,
   S.A. de C.V.,
   10.0%, 11-15-2006 .....................       750      755,625


           See Notes to Schedules of Investments on pages 120 - 123.

THE INVESTMENTS OF THE HIGH INCOME PORTFOLIO
DECEMBER 31, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Trucking and Warehousing - 0.46%
 Iron Mountain Incorporated,
   10.125%, 10-1-2006 ....................    $  500  $   550,000

Wholesale Trade -- Durable Goods - 2.67%
 Alvey Systems, Inc.,
   11.375%, 1-31-2003 ....................     1,000    1,090,000
 Exide Corporation,
   10.0%, 4-15-2005 ......................     1,500    1,590,000
 Sealy Mattress Company,
   9.875%, 12-15-2007 (B) ................       500      507,500
   Total .................................              3,187,500

Wholesale Trade -- Nondurable Goods - 2.87%
 Color Spot Nurseries Inc.,
   10.5%, 12-15-2007 .....................       500      507,500
 Corporate Express, Inc.,
   9.125%, 3-15-2004 .....................     1,000    1,017,500
 Fleming Companies, Inc.,
   10.5%, 12-1-2004 (B) ..................       500      527,500
 LaRoche Industries Inc.,
   9.5%, 9-15-2007 (B) ...................       500      497,500
 Richmont Marketing Specialists Inc.,
   10.125%, 12-15-2007 (B) ...............       500      508,750
 United Stationers Supply Co.,
   12.75%, 5-1-2005 ......................       333      370,879
   Total .................................              3,429,629

TOTAL CORPORATE DEBT SECURITIES - 90.51%             $108,178,134
 (Cost: $102,857,217)

TOTAL SHORT-TERM SECURITIES - 4.91%                  $  5,871,189
 (Cost $5,871,189)

TOTAL INVESTMENT SECURITIES - 98.11%                 $117,269,758
 (Cost: $111,481,692)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.89%       2,253,852

NET ASSETS - 100.00%                                 $119,523,610


           See Notes to Schedules of Investments on pages 120 - 123.

TMK/UNITED FUNDS, INC.
Notes to Schedules of Investments
*No dividends were paid during the preceding 12 months.
(A)  Listed on an exchange outside of the United States.
(B)  As of December 31, 1997, the following restricted securities were owned:
                                Shares/
                              Principal
                   Acquisition  Amount Acquisition  Market
    Security            Date    in 000's      Cost   Value
 ----------------  --------------------------------------------
                                Growth Portfolio
 Adaptec Inc., Convertible,
    4.75%, 2-1-2004    1/28/97    $1,500$1,500,000$1,556,250
                       2/28/97     1,000   995,000 1,037,500
                                        --------------------
                                        $2,495,000$2,593,750
                                        ====================

                            Asset Strategy Portfolio
 Banco de Inversion y Comercio
    Exterior S.A.,
    9.375%, 12-27-2000 2/18/97      $200$  208,000  $199,000
 Cervejarias Kaiser S.A.,
    8.875%, 9-26-2005  9/16/97       200   199,380   182,000
 Companhia Paranaense de Energia-COPEL,
    9.75%, 5-2-2005    4/22/97       200   199,236   191,500
 Comtel Brasileira Ltd.,
    10.75%, 9-26-2004 11/12/97       100    89,000    97,000
 JG Summit Holdings, Inc.,
    8.0%, 5-6-2002     5/19/97       200   197,750   159,000
                                          --------  --------
                                          $893,366  $828,500
                                          ========  ========

                                 Bond Portfolio
 CHYPS CBO 1997-1 Ltd.,
    6.72%, 1-15-2010  11/25/97    $1,500$1,444,062$1,451,250
                                        ====================

                             High Income Portfolio
 Heartland Wireless Communications,
    Inc., Warrants     4/20/95     3,000$   18,500$        30
 IXC Communications, Inc.,
    12.5% Preferred Stock 8/15/97    500   500,000   585,000
                       11/3/97        14       ---    16,380
 Iridium LLC, Warrants 7/15/97       500    28,414    61,250
 Microcell Telecommunications Inc.,
    Conditional Warrants 6/13/96   5,000       ---         5
 Microcell Telecommunications Inc.,
    Warrants           6/13/96     5,000    61,247    69,150
 AEI Holding Company, Inc.,
    10.0%, 11-15-2007  11/6/97    $  600   600,000   616,500
 Advanced Accessory Systems, LLC.,
    9.75%, 10-1-2007   9/25/97       500   498,115   493,750
 Allied Waste Industries, Inc.,
    0.0%, 6-1-2007      5/1/97     1,000   574,360   702,500
 Amscan Holdings Inc.,
    9.875%, 12-15-200712/15/97       500   500,000   511,250

                              Principal
                   Acquisition  Amount Acquisition  Market
    Security            Date    in 000's      Cost   Value
 ----------------  --------------------------------------------
                       High Income Portfolio (Continued)
 B & G Foods, Inc.,
    9.625%, 8-1-2007   8/18/97    $  500$  499,375$  505,000
 Burke Industries, Inc.,
    10.0%, 8-15-2007   8/14/97       500   500,000   520,000
 Carson, Inc.,
    10.375%, 11-01-2007 10/31/97     500   500,000   500,000
 Coinmach Laundry Corporation,
    11.75%, 11-15-2005  10/1/97      500   549,375   553,750
 Communications Instruments, Inc.,
    10.0%, 9-15-2004   9/12/97       450   450,000   459,000
 Concentric Network Corporation,
    12.75%, 12-15-2007  12/15/97     750   750,000   770,625
 Cross Timbers Oil,
    8.75%, 11-1-2009  10/21/97       500   500,000   510,000
 Crown Castle International Corp.,
    0.0%, 11-15-2007  11/20/97     1,000   597,650   631,250
 Delta Mills, Inc.,
    9.625%, 9-1-2007  8/20/97 to
                       8/21/97     1,250 1,259,375 1,275,000
 Federal Data Corporation,
    10.125%, 8-1-2005  7/18/97       500   500,000   507,500
 Fleming Companies, Inc.,
    10.5%, 12-1-2004   7/18/97       500   497,095   527,500
 Genesis ElderCare Acquisition Corp.,
    9.0%, 8-1-2007      8/4/97       500   497,225   490,625
                       9/10/97       250   246,875   245,313
 Glenoit Corporation,
    11.0%, 4-15-2007   3/26/97       500   499,045   538,750
 Hollywood Theaters, Inc.,
    10.625%, 8-1-2007  7/31/97     1,000 1,013,750 1,065,000
 Huntsman Packaging Corporation,
    9.125%, 10-1-2007  9/19/97       750   750,000   774,375
 Iridium LLC,
    11.25%, 7-15-2005  10/9/97       500   500,000   492,500
 LaRoche Industries Inc.,
    9.5%, 9-15-2007    9/18/97       500   497,760   497,500
 National Equipment Services, Inc.,
    10.0%, 11-30-2004  11/20/97      750   740,753   744,375
 Nextel Communications, Inc.,
    0.0%, 10-31-2007  10/15/97     1,000   619,960   613,750
 Paragon Health Network, Inc.,
    9.5%, 11-1-2007   10/30/97       900   895,986   902,250
 Perry-Judd's Incorporated,
    10.625%, 12-15-2007  12/10/97    650   650,000   669,500
 Pillowtex Corporation:
    9.0%, 12-15-2007  12/15/97       750   750,000   767,813
                      12/16/97       250   254,375   255,937
 Richmont Marketing Specialists Inc.,
    10.125%, 12-15-2007 12/16/97     500   500,000   508,750
 SC International Services, Inc.,
    9.25%, 9-1-2007    8/21/97       500   499,340   516,250
 Salem Communications Corporation,
    9.5%, 10-1-2007    9/17/97       500   500,000   511,250

                              Principal
                   Acquisition  Amount Acquisition  Market
    Security            Date    in 000's      Cost   Value
 ----------------  --------------------------------------------
                       High Income Portfolio (Continued)
 Sealy Mattress Company,
    9.875%, 12-15-2007  12/11/97    $500$   500,000$   507,500
 Southern Foods Group, L.P.,
    9.875%, 9-1-2007   8/27/97       500   500,000   519,375
 Sovereign Specialty Chemicals, Inc.,
    9.5%, 8-1-2007     7/31/97       500   500,000   513,750
 Tom's Foods Inc.,
    10.5%, 11-1-2004   10/8/97       500   500,000   500,000
 TransWestern Publishing Company LLC,
    9.625%, 11-15-2007 11/6/97       900   900,000   931,500
 UNICCO Service Company,
    9.875%, 10-15-2007  10/14/97     500   497,650   501,875
 Walbro Corporation,
    10.125%, 12-15-2007  12/11/97    500   500,000   510,000
 Wilsons The Leather Experts Inc.,
    11.25%, 8-15-2004  8/14/97       500   500,000   498,750
 WinStar Communications, Inc.,
    0.0%, 10-15-2005  10/14/97       500   467,500   523,750
                                        ----------------------
                                        $23,663,725$24,415,878
                                        ======================

     The total market value of restricted securities represents approximately 0.41%, 8.45%, 1.46% and 20.43%, respectively, of the total net assets in the Growth Portfolio, Asset Strategy Portfolio, Bond Portfolio and High Income Portfolio at December 31, 1997.

(C) Collateralized by $967,000 U.S. Treasury Notes, 8.875% due 2-15-2019, market value and accrued interest aggregate $1,328,248.
(D) Principal amounts are denominated in the indicated foreign currency where applicable (DM - Deutsche Mark, F - French Franc).
(E) Each unit consists of one share of callable common stock, par value $0.001 per share, of Spiros Development Corporation II, Inc. and one warrant to purchase one-fourth of one share of common stock, par value $0.001 per share, of Dura Pharmaceuticals, Inc.
(F) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.
(G) Each Unit consists of $1,000 principal amount at maturity of 11.5% senior discount debentures due 2008 and one warrant to purchase 1.9 shares of common stock, par value $0.01 per share, of Quaker Holding Co.
(H) Each Unit consists of $1,000 principal amount of 13.5% senior discount notes due 2006 and one warrant to purchase 2.274 shares of common stock.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

TMK/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
                                                           Science and
                                  Growth         Income     Technology
                               Portfolio      Portfolio      Portfolio
Assets                       -----------     ----------    -----------
 Investment securities--at
   value (Notes 1 and 3)    $648,019,278   $633,543,369    $10,161,301
 Cash   .................          7,958          7,831          5,040
 Receivables:
   Investment securities
    sold  ...............      2,511,450      2,982,115            ---
   Fund shares sold .....        258,651        176,197         42,185
   Dividends and interest        705,270        424,564            310
 Prepaid insurance
   premium ..............          4,290          3,344            104
                            ------------   ------------    -----------
    Total assets  .......    651,506,897    637,137,420     10,208,940
Liabilities                 ------------   ------------    -----------
 Payable for investment
   securities purchased .     12,016,701         83,648            ---
 Payable to Fund
   shareholders .........        103,916        124,327            322
 Accrued accounting
   services fee (Note 2).          5,833          5,833            ---
 Accrued management
   fee (Note 2) .........         12,150         12,105            193
 Due to custodian  ......            ---            ---            ---
 Other  .................          8,960          7,188          1,248
                            ------------   ------------    -----------
    Total liabilities  ..     12,147,560        233,101          1,763
                            ------------   ------------    -----------
      Total net assets ..   $639,359,337   $636,904,319    $10,207,177
Net Assets                  ============   ============    ===========
 $0.01 par value capital stock
   Capital stock ........   $    844,829   $    532,462    $    17,682
   Additional paid-in
    capital  ............    550,538,635    411,763,927      9,947,550
 Accumulated undistributed gain (loss):
   Accumulated undistributed
    net investment income            ---            ---            ---
   Accumulated undistributed
    net realized gain (loss)
    on investment
    transactions  .......            ---            ---            ---
   Net unrealized appreciation
    of investments  .....     87,975,873    224,607,930        241,945
                            ------------   ------------    -----------
    Net assets applicable to
      outstanding units
      of capital ........   $639,359,337   $636,904,319    $10,207,177
                            ============   ============    ===========
Net asset value, redemption
 and offering price per share    $7.5679       $11.9615        $5.7726
                                 =======       ========        =======
Capital shares outstanding    84,482,949     53,246,205      1,768,200
Capital shares authorized    100,000,000    100,000,000    100,000,000
                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                           International      Small Cap       Balanced
                               Portfolio      Portfolio      Portfolio
Assets                      ------------   ------------    -----------
 Investment securities--at
   value (Notes 1 and 3)    $114,396,071   $149,638,627    $67,989,783
 Cash   .................            ---          6,529          4,114
 Receivables:
   Investment securities
    sold  ...............            ---            ---        539,925
   Fund shares sold .....         42,985        317,456         47,187
   Dividends and interest        258,081         63,014        382,584
 Prepaid insurance
   premium ..............            952          1,016            584
                            ------------   ------------    -----------
    Total assets  .......    114,698,089    150,026,642     68,964,177
Liabilities                 ------------   ------------    -----------
 Payable for investment
   securities purchased .            ---      1,740,000      1,190,370
 Payable to Fund
   shareholders .........         37,405         39,983         10,375
 Accrued accounting
   services fee (Note 2).          3,333          3,333          2,500
 Accrued management
   fee (Note 2) .........          2,493          3,420          1,102
 Due to custodian  ......          1,106            ---            ---
 Other  .................         22,447          1,648          1,094
                            ------------   ------------    -----------
    Total liabilities  ..         66,784      1,788,384      1,205,441
                            ------------   ------------    -----------
      Total net assets ..   $114,631,305   $148,238,258    $67,758,736
Net Assets                  ============   ============    ===========
 $0.01 par value capital stock
   Capital stock ........    $   179,554    $   177,924    $   100,107
   Additional paid-in
    capital  ............    100,642,966    136,163,934     60,305,422
 Accumulated undistributed gain (loss):
   Accumulated undistributed
    net investment income            ---            ---            ---
   Accumulated undistributed
    net realized gain (loss)
    on investment
    transactions  .......            ---            ---            ---
   Net unrealized appreciation
    of investments  .....     13,808,785     11,896,400      7,353,207
                            ------------   ------------    -----------
    Net assets applicable to
      outstanding units
      of capital ........   $114,631,305   $148,238,258    $67,758,736
                            ============   ============    ===========
Net asset value, redemption
 and offering price per share    $6.3842        $8.3316        $6.7686
                                 =======       ========        =======
Capital shares outstanding    17,955,429     17,792,352     10,010,749
Capital shares authorized    100,000,000    100,000,000     50,000,000
                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                   Asset
                                Strategy   Money Market   Limited-Term
                               Portfolio      Portfolio Bond Portfolio
Assets                     -------------   ------------    -----------
 Investment securities--at
   value (Notes 1 and 3)      $9,720,311    $41,850,969     $4,178,924
 Cash   .................          2,583         12,242          4,523
 Receivables:
   Investment securities
    sold  ...............            ---            ---            ---
   Fund shares sold .....          2,481      1,318,167          3,231
   Dividends and interest         85,182        219,912         65,668
 Prepaid insurance
   premium ..............            224          1,011            168
                              ----------    -----------     ----------
    Total assets  .......      9,810,781     43,402,301      4,252,514
Liabilities                   ----------    -----------     ----------
 Payable for investment
   securities purchased .            ---            ---            ---
 Payable to Fund
   shareholders .........            418         99,137             25
 Accrued accounting
   services fee (Note 2).            ---          1,667            ---
 Accrued management
   fee (Note 2) .........            213            569             63
 Due to custodian  ......            ---            ---            ---
 Other  .................            650            779            319
                              ----------    -----------     ----------
    Total liabilities  ..          1,281        102,152            407
                              ----------    -----------     ----------
      Total net assets ..     $9,809,500    $43,300,149     $4,252,107
Net Assets                    ==========    ===========     ==========
 $0.01 par value capital stock
   Capital stock ........     $   18,876    $   433,001     $    8,196
   Additional paid-in
    capital  ............      9,601,916     42,867,148      4,201,198
 Accumulated undistributed gain (loss):
   Accumulated undistributed
    net investment income            ---            ---            ---
   Accumulated undistributed
    net realized gain (loss)
    on investment
    transactions  .......            ---            ---            ---
   Net unrealized appreciation
    of investments  .....        188,708            ---         42,713
                              ----------    -----------     ----------
    Net assets applicable to
      outstanding units
      of capital ........     $9,809,500    $43,300,149     $4,252,107
                              ==========    ===========     ==========
Net asset value, redemption
 and offering price per share    $5.1969        $1.0000        $5.1882
                                 =======       ========        =======
Capital shares outstanding     1,887,561     43,300,149        819,569
Capital shares authorized    100,000,000    100,000,000     50,000,000
                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                    Bond    High Income
                               Portfolio      Portfolio
Assets                     -------------  -------------
 Investment securities--at
   value (Notes 1 and 3)     $98,272,696   $117,269,758
 Cash   .................          1,553          6,190
 Receivables:
   Investment securities
    sold  ...............            ---            ---
   Fund shares sold .....          2,585         63,019
   Dividends and interest      1,257,325      2,272,690
 Prepaid insurance
   premium ..............          1,265          1,581
                             -----------   ------------
    Total assets  .......     99,535,424    119,613,238
Liabilities                  -----------   ------------
 Payable for investment
   securities purchased .            ---            ---
 Payable to Fund
   shareholders .........         41,032         82,890
 Accrued accounting
   services fee (Note 2).          2,500          3,333
 Accrued management
   fee (Note 2) .........          1,428          2,109
 Due to custodian  ......            ---            ---
 Other  .................          1,195          1,296
                             -----------   ------------
    Total liabilities  ..         46,155         89,628
                             -----------   ------------
      Total net assets ..    $99,489,269   $119,523,610
Net Assets                   ===========   ============
 $0.01 par value capital stock
   Capital stock ........    $   185,317   $    252,151
   Additional paid-in
    capital  ............     97,543,751    113,483,393
 Accumulated undistributed gain (loss):
   Accumulated undistributed
    net investment income            ---            ---
   Accumulated undistributed
    net realized gain (loss)
    on investment
    transactions  .......     (2,189,071)           ---
   Net unrealized appreciation
    of investments  .....      3,949,272      5,788,066
                             -----------   ------------
    Net assets applicable to
      outstanding units
      of capital ........    $99,489,269   $119,523,610
                             ===========   ============
Net asset value, redemption
 and offering price per share    $5.3686        $4.7402
                                 =======       ========
Capital shares outstanding    18,531,708     25,215,109
Capital shares authorized    100,000,000    100,000,000
                       See notes to financial statements.
TMK/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Period Ended DECEMBER 31, 1997
                                                           Science and
                                  Growth         Income     Technology
                               Portfolio      Portfolio      Portfolio
                              ----------     ----------     ----------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........   $  1,655,394   $  1,969,475       $ 59,712
   Dividends ............      7,101,007      6,692,701          3,398
                            ------------   ------------       --------
    Total income  .......      8,756,401      8,662,176         63,110
                            ------------   ------------       --------
 Expenses (Note 2):
   Investment management
    fee  ................      4,150,034      3,955,628         27,836
   Accounting services
    fee  ................         67,500         65,833            ---
   Custodian fees .......         43,358         31,249          4,771
   Audit fees ...........          7,510          7,781              5
   Legal fees ...........         13,228         12,906          4,832
   Other ................         29,126         26,832             85
                            ------------   ------------       --------
    Total expenses  .....      4,310,756      4,100,229         37,529
                            ------------   ------------       --------
      Net investment income    4,445,645      4,561,947         25,581
                            ------------   ------------       --------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain
   on securities ........     48,743,868     36,637,583         42,856
 Realized net gain (loss)
   on foreign currency
   transactions .........        (31,059)       (6,197)            ---
                            ------------   ------------       --------
   Realized net gain
    on investments  .....     48,712,809     36,631,386         42,856
 Unrealized appreciation
   in value of investments
   during the period ....     58,033,780     84,101,888        241,945
                            ------------   ------------       --------
    Net gain on
      investments .......    106,746,589    120,733,274        284,801
                            ------------   ------------       --------
      Net increase
       in net assets
       resulting from
       operations  ......   $111,192,234   $125,295,221       $310,382
                            ============   ============       ========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Period Ended DECEMBER 31, 1997

                           International      Small Cap       Balanced
                               Portfolio      Portfolio      Portfolio
                              ----------     ----------     ----------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........    $   489,202    $ 1,417,093     $1,411,832
   Dividends ............      1,287,808         52,710        619,377
                             -----------    -----------     ----------
    Total income  .......      1,777,010      1,469,803      2,031,209
                             -----------    -----------     ----------
 Expenses (Note 2):
   Investment management
    fee  ................        799,824      1,018,984        324,830
   Accounting services
    fee  ................         35,833         38,333         25,833
   Custodian fees .......        128,317          7,519          5,334
   Audit fees ...........          7,443          6,100          6,097
   Legal fees ...........          2,230          2,682          1,356
   Other ................          5,486          6,359          3,111
                             -----------    -----------     ----------
    Total expenses  .....        979,133      1,079,977        366,561
                             -----------    -----------     ----------
      Net investment income      797,877        389,826      1,664,648
                             -----------    -----------     ----------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain
   on securities ........     10,587,500     30,671,427      3,625,975
 Realized net gain (loss)
   on foreign currency
   transactions .........        (39,365)         5,985            367
                             -----------    -----------     ----------
   Realized net gain
    on investments  .....     10,548,135     30,677,412      3,626,342
 Unrealized appreciation
   in value of investments
   during the period ....      3,438,868      2,772,025      3,878,221
                             -----------    -----------     ----------
    Net gain on
      investments .......     13,987,003     33,449,437      7,504,563
                             -----------    -----------     ----------
      Net increase
       in net assets
       resulting from
       operations  ......    $14,784,880    $33,839,263     $9,169,211
                             ===========    ===========     ==========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Period Ended DECEMBER 31, 1997

                          Asset Strategy   Money Market   Limited-Term
                               Portfolio      Portfolio Bond Portfolio
                         ---------------     ----------     ----------
Investment Income
 Income (Note 1B):
   Interest and
    amortization ........     $  343,988     $2,177,530       $267,023
   Dividends ............         60,402            ---            ---
                              ----------     ----------       --------
    Total income  .......        404,390      2,177,530        267,023
                              ----------     ----------       --------
 Expenses (Note 2):
   Investment management
    fee  ................         71,899        192,321         21,919
   Accounting services
    fee  ................            ---         20,000            ---
   Custodian fees .......          4,587          4,472          1,552
   Audit fees ...........          5,503          3,604          4,897
   Legal fees ...........            689          2,342            305
   Other ................            944          2,531            729
                              ----------     ----------       --------
    Total expenses  .....         83,622        225,270         29,402
                              ----------     ----------       --------
      Net investment income      320,768      1,952,260        237,621
                              ----------     ----------       --------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain
   on securities ........        825,129            ---         16,019
 Realized net gain (loss)
   on foreign currency
   transactions                      693            ---            ---
                              ----------     ----------       --------
   Realized net gain
    on investments  .....        825,822            ---         16,019
 Unrealized appreciation
   in value of investments
   during the period ....         31,343            ---         17,360
                              ----------     ----------       --------
    Net gain on
      investments .......        857,165            ---         33,379
                              ----------     ----------       --------
      Net increase
       in net assets
       resulting from
       operations  ......     $1,177,933     $1,952,260       $271,000
                              ==========     ==========       ========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
For the Period Ended DECEMBER 31, 1997

                                    Bond    High Income
                               Portfolio      Portfolio
                           -------------  -------------
 Income (Note 1B):
   Interest and
    amortization ........     $6,468,986    $ 9,991,894
   Dividends ............            ---        149,013
                              ----------    -----------
    Total income  .......      6,468,986     10,140,907
                              ----------    -----------
 Expenses (Note 2):
   Investment management
    fee  ................        491,520        690,862
   Accounting services
    fee  ................         30,000         38,333
   Custodian fees .......          5,622          6,505
   Audit fees ...........          6,276          6,529
   Legal fees ...........          2,120          2,472
   Other ................          5,608          5,957
                              ----------    -----------
    Total expenses  .....        541,146        750,658
                              ----------    -----------
      Net investment income    5,927,840      9,390,249
                              ----------    -----------
Realized and Unrealized Gain (Loss)
 on Investments (Notes 1 and 3)
 Realized net gain
   on securities ........        430,660      1,776,299
 Realized net gain (loss)
   on foreign currency
   transactions .........            ---            ---
                              ----------    -----------
   Realized net gain
    on investments  .....        430,660      1,776,299
 Unrealized appreciation
   in value of investments
   during the period ....      2,382,091      2,903,364
                              ----------    -----------
    Net gain on
      investments .......      2,812,751      4,679,663
                              ----------    -----------
      Net increase
       in net assets
       resulting from
       operations  ......     $8,740,591    $14,069,912
                              ==========    ===========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997
                                                           Science and
                                  Growth         Income     Technology
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............   $  4,445,645   $  4,561,947    $    25,581
   Realized net gain
    on investments  .....     48,712,809     36,631,386         42,856
   Unrealized
    appreciation  .......     58,033,780     84,101,888        241,945
                            ------------   ------------    -----------
    Net increase
      in net assets
      resulting from
      operations.........    111,192,234    125,295,221        310,382
                            ------------   ------------    -----------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............     (4,414,586)    (4,555,750)       (25,581)
   From realized gains on
    security transactions    (48,743,868)   (36,637,583)       (42,856)
                            ------------   ------------    -----------
                             (53,158,454)   (41,193,333)       (68,437)
                            ------------   ------------    -----------
 Capital share
   transactions** .......     68,162,867     90,411,011      9,965,232
                            ------------   ------------    -----------
      Total increase ....    126,196,647    174,512,899     10,207,177
Net Assets
 Beginning of period  ...    513,162,690    462,391,420            ---
                            ------------   ------------    -----------
 End of period  .........   $639,359,337   $636,904,319    $10,207,177
                            ============   ============    ===========
   Undistributed net
    investment income  ..           $---           $---           $---
                                    ====           ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............      8,757,287      8,155,958      1,872,760
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      7,024,201      3,443,827         11,856
Shares redeemed .........     (6,800,077)    (3,966,432)      (116,416)
                               ---------      ---------      ---------
Increase in outstanding
 capital shares .........      8,981,411      7,633,353      1,768,200
                               =========      =========      =========
Value issued from sale
 of shares  .............    $68,063,304    $96,368,125    $10,541,546
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........     53,158,454     41,193,333         68,438
Value redeemed ..........    (53,058,891)   (47,150,447)      (644,752)
        .................    -----------    -----------     ----------
Increase in
 outstanding capital  ...    $68,162,867    $90,411,011     $9,965,232
                             ===========    ===========     ==========

                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997

                           International      Small Cap       Balanced
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............   $    797,877   $    389,826    $ 1,664,648
   Realized net gain
    on investments  .....     10,548,135     30,677,412      3,626,342
   Unrealized
    appreciation  .......      3,438,868      2,772,025      3,878,221
                            ------------   ------------    -----------
    Net increase
      in net assets
      resulting from
      operations.........     14,784,880     33,839,263      9,169,211
                            ------------   ------------    -----------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............       (758,512)      (395,811)    (1,665,015)
   From realized gains on
    security transactions     (9,339,198)   (30,671,427)    (3,625,975)
                            ------------   ------------    -----------
                             (10,097,710)   (31,067,238)    (5,290,990)
                            ------------   ------------    -----------
 Capital share
   transactions** .......     30,094,682     48,057,943     21,453,457
                            ------------   ------------    -----------
      Total increase ....     34,781,852     50,829,968     25,331,678
Net Assets
 Beginning of period  ...     79,849,453     97,408,290     42,427,058
                            ------------   ------------    -----------
 End of period  .........   $114,631,305   $148,238,258    $67,758,736
                            ============   ============    ===========
   Undistributed net
    investment income  ..           $---           $---           $---
                                    ====           ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............      4,424,820      3,274,112      3,058,976
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,581,672      3,728,844        781,696
Shares redeemed .........     (1,361,494)    (1,359,852)      (676,618)
                             -----------    -----------     ----------
Increase in outstanding
 capital shares .........      4,644,998      5,643,104      3,164,054
                             ===========    ===========     ==========
Value issued from sale
 of shares  .............    $29,100,530    $29,239,471    $20,762,070
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........     10,097,710     31,067,237      5,290,991
Value redeemed ..........     (9,103,558)   (12,248,765)    (4,599,604)
        .................    -----------    -----------    -----------
Increase in
 outstanding capital  ...    $30,094,682    $48,057,943    $21,453,457
                             ===========    ===========    ===========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997

                          Asset Strategy   Money Market   Limited-Term
                               Portfolio      Portfolio Bond Portfolio
                          --------------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............     $  320,768    $ 1,952,260     $  237,621
   Realized net gain
    on investments  .....        825,822            ---         16,019
   Unrealized
    appreciation  .......         31,343            ---         17,360
                              ----------    -----------     ----------
    Net increase
      in net assets
      resulting from
      operations.........      1,177,933      1,952,260        271,000
                              ----------    -----------     ----------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............       (321,461)    (1,952,260)      (237,621)
   From realized gains on
    security transactions       (778,557)           ---        (16,019)
                              ----------    -----------     ----------
                              (1,100,018)    (1,952,260)      (253,640)
                              ----------    -----------     ----------
 Capital share
   transactions** .......      1,257,387      6,042,547        519,323
                              ----------    -----------     ----------
      Total increase  ...      1,335,302      6,042,547        536,683
Net Assets
 Beginning of period  ...      8,474,198     37,257,602      3,715,424
                              ----------    -----------     ----------
 End of period  .........     $9,809,500    $43,300,149     $4,252,107
                              ==========    ===========     ==========
   Undistributed net
    investment income  ..           $---           $---           $---
                                    ====           ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............        282,151    208,969,939        161,256
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........        211,668      1,952,260         48,888
Shares redeemed .........       (256,770)  (204,879,652)      (110,075)
                               ---------   ------------       --------
Increase in outstanding
 capital shares .........        237,049      6,042,547        100,069
                               =========   ============       ========
Value issued from sale
 of shares  .............     $1,516,838   $208,969,939       $856,618
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,100,019      1,952,260        253,640
Value redeemed ..........     (1,359,470)  (204,879,652)      (590,935)
        .................    -----------   ------------    -----------
Increase in
 outstanding capital  ...     $1,257,387   $  6,042,547       $519,323
                             ===========   ============    ===========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended DECEMBER 31, 1997

                                    Bond    High Income
                               Portfolio      Portfolio
                             -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............    $ 5,927,840   $  9,390,249
   Realized net gain
    on investments  .....        430,660      1,776,299
   Unrealized
    appreciation  .......      2,382,091      2,903,364
                            ------------   ------------
    Net increase
      in net assets
      resulting from
      operations.........      8,740,591     14,069,912
                            ------------   ------------
 Dividends to shareholders (Note 1E):*
   From net investment
    income  .............     (5,927,840)    (9,390,249)
   From realized gains on
    security transactions            ---     (1,538,783)
                            ------------   ------------
                              (5,927,840)   (10,929,032)
                            ------------   ------------
 Capital share
   transactions** .......      4,309,732     18,976,659
                            ------------   ------------
      Total increase ....      7,122,483     22,117,539
Net Assets
 Beginning of period  ...     92,366,786     97,406,071
                            ------------   ------------
 End of period  .........    $99,489,269   $119,523,610
                            ============   ============
   Undistributed net
    investment income  ..           $---           $---
                                    ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............      2,087,123      4,093,165
Shares issued from reinvest-
 ment of dividends and/or
 distributions  .........      1,104,169      2,305,606
Shares redeemed .........     (2,421,031)    (2,474,500)
                               ---------      ---------
Increase in outstanding
 capital shares .........        770,261      3,924,271
                               =========      =========
Value issued from sale
 of shares  .............    $11,323,689    $20,074,987
Value issued from reinvest-
 ment of dividends and/or
 distributions  .........      5,927,840     10,929,032
Value redeemed ..........    (12,941,797)   (12,027,360)
        .................    -----------    -----------
Increase in
 outstanding capital  ...     $4,309,732    $18,976,659
                             ===========    ===========


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1996


                                  Growth         Income  International
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............   $  6,619,255   $  3,809,484    $   909,905
   Realized net gain (loss)
    on investments  .....     51,961,378      7,401,806     (1,037,336)
   Unrealized appreciation
    (depreciation)  .....     (3,365,641)    60,154,057      9,364,785
                            ------------   ------------    -----------
    Net increase
      in net assets
      resulting from
      operations.........     55,214,992     71,365,347      9,237,354
                            ------------   ------------    -----------
 Distributions to shareholders (Note 1E):*
   From net investment
    income  .............     (6,621,032)    (3,809,484)      (845,962)
   From realized gains
    on securities
    transactions  .......    (51,959,601)    (7,400,042)      (169,132)
   In excess of realized
    gains  ..............            ---            ---            ---
                            ------------   ------------    -----------
                             (58,580,633)   (11,209,526)    (1,015,094)
                            ------------   ------------    -----------
 Capital share
   transactions** .......     97,702,647     71,041,567     21,430,848
                            ------------   ------------    -----------
      Total increase ....     94,337,006    131,197,388     29,653,108
Net Assets
 Beginning of period  ...    418,825,684    331,194,032     50,196,345
                            ------------   ------------    -----------
 End of period  .........   $513,162,690   $462,391,420    $79,849,453
                            ============   ============    ===========
   Undistributed net
    investment income  ..           $---           $---           $---
                                    ====           ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............     10,798,375      9,532,901      4,545,608
Shares issued from reinvest-
 ment of dividends and/or
 distributions ..........      8,618,982      1,105,770        169,211
Shares redeemed .........     (5,273,088)    (3,201,312)      (913,129)
                              ----------      ---------      ---------
Increase in outstanding
 capital shares .........     14,144,269      7,437,359      3,801,690
                              ==========      =========      =========
Value issued from sale
 of shares  .............    $76,770,633    $90,220,484    $25,545,695
Value issued from reinvest-
 ment of dividends and/or
 distributions ..........     58,580,633     11,209,526      1,015,094
Value redeemed ..........    (37,648,619)   (30,388,443)    (5,129,941)
        .................    -----------    -----------    -----------
Increase in
 outstanding capital  ...    $97,702,647    $71,041,567    $21,430,848
                             ===========    ===========    ===========

                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1996

                               Small Cap       Balanced Asset Strategy
                               Portfolio      Portfolio      Portfolio
                             -----------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............    $   198,002    $ 1,028,296     $  289,259
   Realized net gain (loss)
    on investments  .....      3,641,030      1,316,721        (46,700)
   Unrealized appreciation
    (depreciation)  .....        172,785      1,209,473        211,346
                             -----------    -----------     ----------
    Net increase
      in net assets
      resulting from
      operations.........      4,011,817      3,554,490        453,905
                             -----------    -----------     ----------
 Distributions to shareholders (Note 1E):*
   From net investment
    income  .............       (198,002)    (1,029,586)      (289,131)
   From realized gains
    on securities
    transactions  .......     (3,641,030)            ---           ---
   In excess of realized
    gains  ..............            ---     (1,315,431)           ---
                             -----------    -----------     ----------
                              (3,839,032)    (2,345,017)      (289,131)
                             -----------    -----------     ----------
 Capital share
   transactions** .......     41,644,058     17,614,713      3,965,482
                             -----------    -----------     ----------
      Total increase ....     41,816,843     18,824,186      4,130,256
Net Assets
 Beginning of period  ...     55,591,447     23,602,872      4,343,942
                             -----------    -----------     ----------
 End of period  .........    $97,408,290    $42,427,058     $8,474,198
                             ===========    ===========     ==========
   Undistributed net
    investment income   .           $---           $---           $---
                                    ====           ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............      5,458,630      2,884,829      1,038,946
Shares issued from reinvest-
 ment of dividends and/or
 distributions ..........        478,826        378,430         56,314
Shares redeemed .........     (1,014,254)      (417,037)      (311,169)
                               ---------      ---------      ---------
Increase in outstanding
 capital shares .........      4,923,202      2,846,222        784,091
                               =========      =========      =========
Value issued from sale
 of shares  .............    $46,147,982    $17,870,938     $5,287,460
Value issued from reinvest-
 ment of dividends and/or
 distributions ..........      3,839,032      2,345,016        289,131
Value redeemed ..........     (8,342,956)    (2,601,241)    (1,611,109)
                             -----------    -----------     ----------
Increase in
 outstanding capital  ...    $41,644,058    $17,614,713     $3,965,482
                             ===========    ===========     ==========

                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1996

                            Money Market   Limited-Term           Bond
                               Portfolio Bond Portfolio      Portfolio
                          --------------    -----------    -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............    $ 1,758,102     $  193,799    $ 5,629,686
   Realized net gain (loss)
    on investments  .....            ---            848         33,713
   Unrealized appreciation
    (depreciation)  .....            ---        (66,484)    (2,694,467)
                             -----------     ----------    -----------
    Net increase
      in net assets
      resulting from
      operations.........      1,758,102        128,163      2,968,932
                             -----------     ----------    -----------
 Distributions to shareholders (Note 1E):*
   From net investment
    income  .............     (1,758,102)      (193,799)    (5,680,095)
   From realized gains
    on securities
    transactions  .......            ---           (848)           ---
   In excess of realized
    gains  ..............            ---            ---            ---
                             -----------     ----------    -----------
                              (1,758,102)      (194,647)    (5,680,095)
                             -----------     ----------    -----------
 Capital share
   transactions** .......        385,358        928,429      6,508,442
                             -----------     ----------    -----------
      Total increase ....        385,358        861,945      3,797,279
Net Assets
 Beginning of period  ...     36,872,244      2,853,479     88,569,507
                             -----------     ----------    -----------
 End of period  .........    $37,257,602     $3,715,424    $92,366,786
                             ===========     ==========    ===========
   Undistributed net
    investment income  ..           $---           $---           $---
                                    ====           ====           ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............    217,565,342        223,662      2,284,864
Shares issued from reinvest-
 ment of dividends and/or
 distributions ..........      1,758,186         37,694      1,092,242
Shares redeemed .........   (218,938,170)       (85,156)    (2,142,176)
                             -----------        -------      ---------
Increase in outstanding
 capital shares .........        385,358        176,200      1,234,930
                             ===========        =======      =========
Value issued from sale
 of shares  .............   $217,565,342     $1,180,216    $12,180,349
Value issued from reinvest-
 ment of dividends and/or
 distributions ..........      1,758,186        194,647      5,680,095
Value redeemed ..........   (218,938,170)      (446,434)   (11,352,002)
                            ------------     ----------    -----------
Increase in
 outstanding capital  ...   $    385,358     $  928,429    $ 6,508,442
                            ============     ==========    ===========

                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
For the Fiscal Year Ended DECEMBER 31, 1996


                             High Income
                               Portfolio
                             -----------
Increase in Net Assets
 Operations:
   Net investment
    income  .............    $ 8,219,559
   Realized net gain (loss)
    on investments  .....      2,951,518
   Unrealized appreciation
    (depreciation)  .....       (486,973)
                              ----------
    Net increase
      in net assets
      resulting from
      operations.........     10,684,104
                              ----------
 Distributions to shareholders (Note 1E):*
   From net investment
    income  .............     (8,219,559)
   From realized gains
    on securities
    transactions  .......            ---
   In excess of realized
    gains  ..............            ---
                             -----------
                              (8,219,559)
                             -----------
 Capital share
   transactions** .......      8,255,333
                             -----------
      Total increase ....     10,719,878
Net Assets
 Beginning of period  ...     86,686,193
                             -----------
 End of period  .........    $97,406,071
                             ===========
   Undistributed net
    investment income  ..           $---
                                    ====
                *See "Financial Highlights" on pages 139 - 149.
**Shares issued from sale
 of shares  .............      2,475,713
Shares issued from reinvest-
 ment of dividends and/or
 distributions ..........      1,796,625
Shares redeemed .........     (2,484,538)
                               ---------
Increase in outstanding
 capital shares .........      1,787,800
                               =========
Value issued from sale
 of shares  .............    $11,575,727
Value issued from reinvest-
 ment of dividends and/or
 distributions ..........      8,219,560
Value redeemed ..........    (11,539,954)
                             -----------
Increase in
 outstanding capital  ...    $ 8,255,333
                             ===========

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE GROWTH PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1997     1996     1995    1994   1993
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $6.7967 $6.8260  $5.8986 $6.1962  $6.1505
                               ------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.0574  0.0990   0.0903  0.1211   0.0537
 Net realized and
   unrealized gain
   on investments ..            1.4003  0.7478   2.1842  0.0268   0.8087
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            1.4577  0.8468   2.2745  0.1479   0.8624
                               ------- -------  ------- -------  -------
Less distributions:
 From net
   investment
   income ..........           (0.0570)(0.0990) (0.0903)(0.1211) (0.0537)
 From capital
   gains ...........           (0.6295)(0.7771) (1.2568)(0.3244) (0.7569)
 In excess of
   capital gains ...           (0.0000)(0.0000) (0.0000)(0.0000) (0.0061)
                               ------- -------  ------- -------  -------
Total distributions.           (0.6865)(0.8761) (1.3471)(0.4455) (0.8167)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $7.5679 $6.7967  $6.8260 $5.8986  $6.1962
                               ======= =======  ======= =======  =======
Total return .......           21.45%  12.40%   38.57%   2.39%   14.02%
Net assets, end of
 period (000
 omitted)  .........        $639,359$513,163 $418,826$276,737 $220,590
Ratio of expenses
 to average net
 assets ............            0.72%   0.73%    0.75%   0.77%    0.78%
Ratio of net investment
 income to average
 net assets  .......            0.75%   1.44%    1.35%   2.07%    1.01%
Portfolio turnover
 rate  .............          162.41% 243.00%  245.80% 277.36%  297.81%
Average commission
 rate paid  ........          $0.0592$0.0572

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1997     1996     1995    1994   1993
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........          $10.1373$ 8.6756  $6.7689 $6.9180  $5.9530
                              ----------------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.0916  0.0856   0.0839  0.0703   0.0651
 Net realized and
   unrealized gain (loss)
   on investments ..            2.5598  1.6280   2.0525 (0.1491)  0.9650
                              ----------------  ------- -------  -------
Total from investment
 operations  .......            2.6514  1.7136   2.1364 (0.0788)  1.0301
                              ----------------  ------- -------  -------
Less distributions:
 From net
   investment
   income ..........           (0.0915)(0.0856) (0.0839)(0.0703) (0.0651)
 From capital
   gains............           (0.7357)(0.1663) (0.1457)(0.0000) (0.0000)
 In excess of
   capital gains ...           (0.0000)(0.0000) (0.0001)(0.0000) (0.0000)
                              ----------------  ------- -------  -------
Total distributions.           (0.8272)(0.2519) (0.2297)(0.0703) (0.0651)
                              ----------------  ------- -------  -------
Net asset value,
 end of period  ....          $11.9615$10.1373  $8.6756 $6.7689  $6.9180
                              ================  ======= =======  =======
Total return........           26.16%  19.75%   31.56%  -1.14%   17.30%
Net assets, end of
 period (000
 omitted)  .........        $636,904$462,391 $331,194$218,774 $155,092
Ratio of expenses
 to average net
 assets ............            0.72%   0.73%    0.77%   0.77%    0.79%
Ratio of net investment
 income to average
 net assets  .......            0.80%   0.97%    1.13%   1.16%    1.36%
Portfolio turnover
 rate  .............           36.61%  22.95%   15.00%  23.32%   18.38%
Average commission
 rate paid  ........          $0.0602$0.0586

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SCIENCE AND TECHNOLOGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout The Period:

                     For the
                      period
                       ended
                   12/31/97*
                   ----------
Net asset value,
 beginning of
 period  ...........  $5.0000
                      -------
Income from investment
 operations:
 Net investment
   income ..........   0.0146
 Net realized and
   unrealized gain
   on investments ..   0.7971
                      -------
Total from investment
 operations  .......   0.8117
                      -------
Less distributions:
 From net
   investment
   income ..........  (0.0146)
 From capital
   gains............  (0.0245)
                      -------
Total distributions   (0.0391)
                      -------
Net asset value,
 end of period  ....  $5.7726
                      =======
Total return........  16.24%
Net assets, end of
 period (000
 omitted)  .........$10,207
Ratio of expenses
 to average net
 assets ............   0.94%
Ratio of net investment
 income to average
 net assets  .......   0.64%
Portfolio turnover
 rate  .............  15.63%
Average commission
 rate paid  ........  $0.0361

  *The Science and Technology Portfolio's inception date is March 13, 1997;
   however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from April 4, 1997 (initial offering) through December 31, 1997. Ratios have been annualized.

FINANCIAL HIGHLIGHTS OF
THE INTERNATIONAL PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended        For the
                                     December 31,               period
                              -------------------------          ended
                                1997     1996    1995          12/31/94*
                               ------  ------- --------        ----------
Net asset value,
 beginning of
 period  ...........           $5.9990 $5.2790  $4.9926          $5.0000
                               ------- -------  -------          -------
Income from investment
 operations:
 Net investment
   income ..........            0.0485  0.0644   0.0846           0.0207
 Net realized and
   unrealized gain (loss)
   on investments...            0.9534  0.7329   0.2790          (0.0074)
                               ------- -------  -------          -------
Total from investment
 operations  .......            1.0019  0.7973   0.3636           0.0133
                               ------- -------  -------          -------
Less distributions:
 From net
   investment
   income ..........           (0.0463)(0.0644) (0.0772)         (0.0207)
 From capital
   gains ...........           (0.5704)(0.0129) (0.0000)         (0.0000)
                               ------- -------  -------          -------
Total distributions.           (0.6167)(0.0773) (0.0772)         (0.0207)
                               ------- -------  -------          -------
Net asset value,
 end of period  ....           $6.3842 $5.9990  $5.2790          $4.9926
                               ======= =======  =======          =======
Total return........           16.70%  15.11%    7.28%            0.26%
Net assets, end of
 period (000
 omitted)  .........        $114,631 $79,849  $50,196          $26,020
Ratio of expenses
 to average net
 assets ............            0.98%   1.00%    1.02%            1.26%
Ratio of net investment
 income to average
 net assets  .......            0.79%   1.42%    1.99%            1.36%
Portfolio turnover
 rate  .............          117.37%  75.01%   34.93%           23.23%
Average commission
 rate paid  ........          $0.0093$0.0217
 *The International Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE SMALL CAP PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                              For the fiscal year ended        For the
                                     December 31,               period
                             --------------------------          ended
                                 1997     1996     1995        12/31/94*
                              ------- -------- --------        ----------
Net asset value,
 beginning of
 period  ...........           $8.0176 $7.6932  $5.9918          $5.0000
                               ------- -------  -------          -------
Income from investment
 operations:
 Net investment
   income ..........            0.0279  0.0170   0.0900           0.0376
 Net realized and
   unrealized gain
   on investments ..            2.5004  0.6367   1.8470           1.0086
                               ------- -------  -------          -------
Total from investment
 operations  .......            2.5283  0.6537   1.9370           1.0462
                               ------- -------  -------          -------
Less distributions:
 From net
   investment income           (0.0282)(0.0170) (0.0900)         (0.0376)
 From capital
   gains............           (2.1861)(0.3123) (0.1456)         (0.0168)
                               ------- -------  -------          -------
Total distributions            (2.2143)(0.3293) (0.2356)         (0.0544)
                               ------- -------  -------          -------
Net asset value,
 end of period  ....           $8.3316 $8.0176  $7.6932          $5.9918
                               ======= =======  =======          =======
Total return........           31.53%   8.50%   32.32%           20.92%
Net assets, end of
 period (000
 omitted)  .........        $148,238 $97,408  $55,591          $16,080
Ratio of expenses
 to average net
 assets ............            0.90%   0.91%    0.96%            1.08%
Ratio of net investment
 income to average
 net assets  .......            0.32%   0.25%    1.77%            2.35%
Portfolio turnover
 rate  .............          211.46% 133.77%   43.27%           21.61%
Average commission
 rate paid  ........          $0.0521$0.0448

 *The Small Cap Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BALANCED PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:
                              For the fiscal year ended        For the
                                     December 31,               period
                            ----------------------------         ended
                                 1997     1996     1995        12/31/94*
                             -------- -------- --------        ----------
Net asset value,
 beginning of
 period  ...........           $6.1967 $5.9000  $4.9359          $5.0000
                               ------- -------  -------          -------
Income from investment
 operations:
 Net investment
   income ..........            0.1805  0.1594   0.1333           0.0460
 Net realized and
   unrealized gain (loss)
   on investments ..            0.9650  0.5003   1.0611          (0.0641)
                               ------- -------  -------          -------
Total from investment
 operations  .......            1.1455  0.6597   1.1944          (0.0181)
                               ------- -------  -------          -------
Less distributions:
 From net
   investment
   income ..........           (0.1805)(0.1594) (0.1333)         (0.0460)
 From capital
   gains............           (0.3931)(0.2036) (0.0970)         (0.0000)
                               ------- -------  -------          -------
Total distributions            (0.5736)(0.3630) (0.2303)         (0.0460)
                               ------- -------  -------          -------
Net asset value,
 end of period  ....           $6.7686 $6.1967  $5.9000          $4.9359
                               ======= =======  =======          =======
Total return........           18.49%  11.19%   24.19%           -0.37%
Net assets, end of period
 (000 omitted)  ....         $67,759 $42,427  $23,603           $8,671
Ratio of expenses
 to average net
 assets ............            0.67%   0.70%    0.72%            0.95%
Ratio of net investment
 income to average
 net assets  .......            3.06%   3.18%    3.22%            3.14%
Portfolio turnover
 rate  .............           55.66%  44.23%   62.87%           19.74%
Average commission
 rate paid  ........          $0.0546$0.0579

 *The Balanced Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE ASSET STRATEGY PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:
                     For the fiscal year ended          For the
                            December 31,                 period
                    --------------------------            ended
                        1997              1996         12/31/95*
                   ---------          --------         ---------
Net asset value,
 beginning of
 period  ...........  $5.1343          $5.0137          $5.0000
                      -------          -------          -------
Income from investment
 operations:
 Net investment
   income ..........   0.1915           0.1814           0.0717
 Net realized and
   unrealized gain
   on investments ..   0.5277           0.1206           0.0193
                      -------          -------          -------
Total from investment
 operations  .......   0.7192           0.3020           0.0910
                      -------          -------          -------
Less distributions:
 From net
   investment
   income ..........  (0.1919)         (0.1814)         (0.0713)
 From capital
   gains............  (0.4647)         (0.0000)         (0.0060)
                      -------          -------          -------
Total distributions   (0.6566)         (0.1814)         (0.0773)
                      -------          -------          -------
Net asset value,
 end of period  ....  $5.1969          $5.1343          $5.0137
                      =======          =======          =======
Total return........  14.01%            6.05%            1.80%
Net assets, end of
 period (000
 omitted)  ......... $9,810           $8,474           $4,344
Ratio of expenses
 to average net
 assets ............   0.93%            0.93%            0.91%
Ratio of net investment
 income to average
 net assets  .......   3.55%            3.92%            4.42%
Portfolio turnover
 rate  ............. 222.50%           49.92%          149.17%
Average commission
 rate paid  ........  $0.0400        $0.0375

  *The Asset Strategy Portfolio's inception date is February 14, 1995; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 1, 1995 (initial offering) through December 31, 1995. Ratios have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE MONEY MARKET PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1997     1996     1995    1994   1993
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ------- -------  ------- -------  -------
Net investment
 income  ...........            0.0503  0.0486   0.0542  0.0368   0.0260
Less dividends
 declared  .........           (0.0503)(0.0486) (0.0542)(0.0368) (0.0260)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $1.0000 $1.0000  $1.0000 $1.0000  $1.0000
                               ======= =======  ======= =======  =======
Total return .......            5.13%   5.01%    5.56%   3.72%    2.63%
Net assets, end of
 period (000
 omitted)  .........         $43,300 $37,258  $36,872 $30,812  $26,000
Ratio of expenses
 to average net
 assets ............            0.58%   0.61%    0.62%   0.65%    0.65%
Ratio of net investment
 income to average
 net assets  .......            5.04%   4.87%    5.42%   3.72%    2.61%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE LIMITED-TERM BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                             For the fiscal year ended         For the
                                     December 31,               period
                             --------------------------          ended
                                1997     1996    1995          12/31/94*
                              -------  -------  -------        ----------
Net asset value,
 beginning of
 period  ...........           $5.1639 $5.2521  $4.8611          $5.0000
                               ------- -------  -------          -------
Income from investment
 operations:
 Net investment
   income ..........            0.3086  0.2842   0.2841           0.1507
 Net realized and
   unrealized gain (loss)
   on investments ..            0.0451 (0.0870)  0.4122          (0.1375)
                               ------- -------  -------          -------
Total from investment
 operations  .......            0.3537  0.1972   0.6963           0.0132
                               ------- -------  -------          -------
Less distributions:
 From net
   investment
   income ..........           (0.3086)(0.2842) (0.2841)         (0.1507)
 From capital
   gains ...........           (0.0208)(0.0012) (0.0212)         (0.0014)
                               ------- -------  -------          -------
Total distributions            (0.3294)(0.2854) (0.3053)         (0.1521)
                               ------- -------  -------          -------
Net asset value,
 end of period  ....           $5.1882 $5.1639  $5.2521          $4.8611
                               ======= =======  =======          =======
Total return........            6.85%   3.79%   14.29%            0.26%
Net assets, end of
 period (000
 omitted)  .........          $4,252  $3,715   $2,853           $1,645
Ratio of expenses
 to average net
 assets ............            0.73%   0.76%    0.71%            0.93%
Ratio of net investment
 income to average
 net assets  .......            5.93%   5.92%    6.22%            5.89%
Portfolio turnover
 rate  .............           35.62%  15.81%   18.16%           93.83%

  *The Limited-Term Bond Portfolio's inception date is April 28, 1994; however, since this Portfolio did not have any investment activity or incur expenses prior to the date of initial offering, the per share information is for a capital share outstanding for the period from May 3, 1994 (initial offering) through December 31, 1994. Ratios and the portfolio turnover rate have been annualized.
                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE BOND PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1997     1996     1995    1994   1993
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $5.2004 $5.3592  $4.7393 $5.4045  $5.2626
                               ------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.3400  0.3407   0.3556  0.3507   0.3334
 Net realized and
   unrealized gain
   (loss) on
   investments .....            0.1682 (0.1588)  0.6202 (0.6652)  0.3046
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.5082  0.1819   0.9758 (0.3145)  0.6380
                               ------- -------  ------- -------  -------
Less distributions:
 From net
   investment
   income ..........           (0.3400)(0.3407) (0.3559)(0.3507) (0.3334)
 From capital
   gains ...........           (0.0000)(0.0000) (0.0000)(0.0000) (0.1627)
                               ------- -------  ------- -------  -------
Total distributions.           (0.3400)(0.3407) (0.3559)(0.3507) (0.4961)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $5.3686 $5.2004  $5.3592 $4.7393  $5.4045
                               ======= =======  ======= =======  =======
Total return .......            9.77%   3.43%   20.56%  -5.90%   12.37%
Net assets, end of
 period (000
 omitted)  .........         $99,489 $92,367  $88,570 $74,017  $81,727
Ratio of expenses
 to average net
 assets ............            0.58%   0.59%    0.60%   0.62%    0.62%
Ratio of net investment
 income to average
 net assets  .......            6.35%   6.39%    6.73%   6.73%    6.01%
Portfolio turnover
 rate  .............           36.81%  64.02%   71.17% 135.82%   68.75%

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS OF
THE HIGH INCOME PORTFOLIO
For a Share of Capital Stock Outstanding Throughout Each Period:

                                For the fiscal year ended December 31,
                               -----------------------------------------
                                 1997     1996     1995    1994   1993
                               ------- -------  ------- -------  -------
Net asset value,
 beginning of
 period  ...........           $4.5750 $4.4448  $4.1118 $4.6373  $4.2886
                               ------- -------  ------- -------  -------
Income from investment
 operations:
 Net investment
   income ..........            0.4098  0.4216   0.4165  0.4106   0.3899
 Net realized and
   unrealized gain
   (loss) on
   investments .....            0.2324  0.1302   0.3330 (0.5255)  0.3487
                               ------- -------  ------- -------  -------
Total from investment
 operations  .......            0.6422  0.5518   0.7495 (0.1149)  0.7386
                               ------- -------  ------- -------  -------
Less distributions:
 From net investment
   income ..........           (0.4098)(0.4216) (0.4165)(0.4106) (0.3899)
 From capital
   gains............           (0.0672)(0.0000) (0.0000)(0.0000) (0.0000)
                               ------- -------  ------- -------  -------
                               (0.4770)(0.4216) (0.4165)(0.4106) (0.3899)
                               ------- -------  ------- -------  -------
Net asset value,
 end of period  ....           $4.7402 $4.5750  $4.4448 $4.1118  $4.6373
                               ======= =======  ======= =======  =======
Total return .......           14.04%  12.46%   18.19%  -2.55%   17.90%
Net assets, end of
 period (000
 omitted)  .........        $119,524 $97,406  $86,686 $72,644  $71,265
Ratio of expenses
 to average net
 assets ............            0.70%   0.71%    0.72%   0.74%    0.75%
Ratio of net investment
 income to average
 net assets  .......            8.79%   9.10%    9.25%   9.03%    8.66%
Portfolio turnover
 rate  .............           65.28%  58.91%   41.78%  37.86%   54.22%


                       See notes to financial statements.

TMK/UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

NOTE 1 -- Significant Accounting Policies

     TMK/United Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Capital stock is currently divided into the eleven classes that are designated the Growth Portfolio, the Income Portfolio, the Science and Technology Portfolio, the International Portfolio, the Small Cap Portfolio, the Balanced Portfolio, the Asset Strategy Portfolio, the Money Market Portfolio, the Limited-Term Bond Portfolio, the Bond Portfolio and the High Income Portfolio. The assets belonging to each Portfolio are held separately by the Custodian.
The capital shares of each Portfolio represent a pro rata beneficial interest in the principal, net income, and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Securities for which quotations are not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis. For International Portfolio, dividend income is net of foreign withholding taxes of $104,902. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.
E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Portfolio on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments To Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the following annual rates: Growth Portfolio
- .20% of net assets; Income Portfolio - .20% of net assets; Science and Technology Portfolio - .20% of net assets; International Portfolio - .30% of net assets; Small Cap Portfolio - .35% of net assets; Balanced Portfolio - .10% of net assets; Asset Strategy Portfolio - .30% of net assets; Money Market Portfolio - none; Limited-Term Bond Portfolio - .05% of net assets; Bond Portfolio - .03% of net assets; High Income Portfolio - .15% of net assets and
(ii) a base fee computed each day on the combined net asset values of all of the Portfolios (approximately $1.9 billion of combined net assets at December 31, 1997) and allocated among the Portfolios based on their relative net asset size at the annual rates of .51% of the first $750 million of combined net assets,
 .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, and .45% of that amount over $2.25 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. (W&R), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of each Portfolio. For these services, each Portfolio pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                  Annual Fee
          (all dollars in millions)    Rate for Each Portfolio
          --------------------------   -----------------------
          From $    0  to $   10                  $      0
          From $   10  to $   25                  $ 10,000
          From $   25  to $   50                  $ 20,000
          From $   50  to $  100                  $ 30,000
          From $  100  to $  200                  $ 40,000
          From $  200  to $  350                  $ 50,000
          From $  350  to $  550                  $ 60,000
          From $  550  to $  750                  $ 70,000
          From $  750  to $1,000                  $ 85,000
               $1,000 and Over                    $100,000

     The Fund paid Directors' fees of $59,483, which are included in other expenses.
     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Investment securities transactions for the period ended December 31, 1997 are summarized as follows:

                                                           Science and
                                    Growth        Income    Technology
                                 Portfolio     Portfolio     Portfolio
                               -----------     ---------     ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                   $911,403,778  $207,970,111  $  9,251,523
Purchases of U.S. Government
   securities                          ---           ---           ---
Purchases of short-term
 securities                    619,477,625   454,752,009   254,221,781
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities         929,787,678   192,303,394       681,399
Proceeds from maturities
 and sales of U.S.
 Government securities                 ---           ---           ---
Proceeds from maturities
 and sales of short-term
 securities                    573,674,979   423,334,448   252,922,000

                             International  Small Cap   Balanced
                                 Portfolio  Portfolio  Portfolio
                               -----------  ---------  ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                   $120,650,379  $203,114,312   $32,410,931
Purchases of U.S. Government
   securities                          ---           ---     6,127,983
Purchases of short-term
 securities                    164,613,921   365,698,150    75,285,497
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities         106,747,225   211,526,393    22,748,054
Proceeds from maturities
 and sales of U.S.
 Government securities                 ---           ---     3,254,493
Proceeds from maturities
 and sales of short-term
 securities                    158,462,677   339,528,507    69,548,000
                                             Limited-
                            Asset Strategy  Term Bond       Bond
                                 Portfolio  Portfolio  Portfolio
                               -----------  ---------  ---------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                    $14,515,889    $1,054,925   $21,702,984
Purchases of U.S. Government
   securities                    2,292,787       705,104    14,619,038
Purchases of short-term
 securities                     20,964,150     2,036,000    37,328,619
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities          14,251,720       864,182    19,802,535
Proceeds from maturities
 and sales of U.S.
 Government securities           3,866,398       449,602    13,143,750
Proceeds from maturities
 and sales of short-term
 securities                     19,172,423     1,959,000    36,168,682

                                      High
                                    Income
                                 Portfolio
                               -----------
Purchases of investment
 securities, excluding short-
 term and U.S. Government
 securities                    $80,322,299
Purchases of U.S. Government
   securities                          ---
Purchases of short-term
 securities                     89,125,063
Proceeds from maturities
 and sales of investment
 securities, excluding
 short-term and U.S.
 Government securities          65,732,792
Proceeds from maturities
 and sales of U.S.
 Government securities                 ---
Proceeds from maturities
 and sales of short-term
 securities                     88,028,637

     For Federal income tax purposes, cost of investments owned at December 31, 1997, and the related unrealized appreciation (depreciation) were as follows:

                                                            Aggregate
                             CostAppreciationDepreciationAppreciation
                     ------------------------------------------------
Growth Portfolio     $560,205,176 $96,017,694$(8,203,592) $87,814,102
Income Portfolio      408,937,122 227,039,227 (2,432,980) 224,606,247
Science and Technology
  Portfolio             9,919,356   1,127,354   (885,409)     241,945
International Portfolio100,580,725 18,586,963 (5,153,496)  13,433,467
Small Cap Portfolio   137,742,227  18,084,082 (6,187,682)  11,896,400
Balanced Portfolio     60,636,561   8,619,367 (1,266,145)   7,353,222
Asset Strategy Portfolio9,531,603     374,370   (185,662)     188,708
Money Market Portfolio 41,850,969         ---        ---          ---
Limited-Term Bond Portfolio4,136,211   45,172     (2,459)      42,713
Bond Portfolio         94,323,424   3,995,141    (45,869)   3,949,272
High Income Portfolio 111,481,692   6,193,340   (405,274)   5,788,066
NOTE 4 -- Federal Income Tax Matters

     The Fund's income and expenses attributed to each Portfolio and the gains and losses on security transactions of each Portfolio have been attributed to that Portfolio for Federal income tax purposes as well as accounting purposes. For Federal income tax purposes, Growth, Income, Science and Technology, Balanced, and Limited-Term Bond Portfolios realized capital gain net income of $48,833,675, $36,637,583, $42,856, $3,625,975 and $16,019, respectively, during the year ended December 31, 1997. For Federal income tax purposes, Small Cap Portfolio realized capital gain net income of $25,739,086 for the year ended December 31, 1997, which included the effect of certain losses deferred into the next fiscal year, as well as the effect of losses recognized from the prior year (see discussion below). For Federal income tax purposes, International Portfolio realized capital gain net income of $9,721,076 during the year ended December 31, 1997, which included utilization of capital loss carryforwards of $1,248,303. For Federal income tax purposes, Asset Strategy Portfolio realized capital gain net income of $778,557 during the year ended December 31, 1997, which included utilization of capital loss carryforwards of $46,572. For Federal income tax purposes, High Income Portfolio realized capital gain net income of $1,538,783 for the year ended December 31, 1997, which included utilization of capital loss carryforwards of $237,516. For Federal income tax purposes, Bond Portfolio realized capital gains of $430,660 during the year ended December 31, 1997, which were entirely offset by capital loss carryforwards. In addition, prior year capital loss carryforwards of Bond Portfolio aggregated $2,189,071 as of December 31, 1997, and are available to offset future realized capital gain net income as follows: $2,172,375 through December 31, 2002, and $16,696 through December 31, 2003. The capital gain net income of Growth, Income, Science and Technology, International, Small Cap, Balanced, Asset Strategy, Limited-Term Bond and High Income Portfolios was paid to shareholders during the year ended December 31, 1997.

     Internal Revenue Code regulations permit each Portfolio to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1997 through December 31, 1997, Small Cap Portfolio incurred net capital losses of $352,811, which have been deferred to the fiscal year ending December 31, 1998. In addition, during the year ended December 31, 1997, the Portfolio recognized post-October losses of $5,285,152 that had been deferred from the year ended December 31, 1996.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
TMK/United Funds, Inc.:


We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Growth Portfolio, Income Portfolio, Science and Technology Portfolio, International Portfolio, Small Cap Portfolio, Balanced Portfolio, Asset Strategy Portfolio, Money Market Portfolio, Limited-Term Bond Portfolio, Bond Portfolio and High Income Portfolio (collectively the "Portfolios") of TMK/United Funds, Inc., as of December 31, 1997, and the related statements of operations for the period then ended and changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the respective Portfolios of TMK/United Funds, Inc. as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
February 6, 1998